John Pierce
CONSULTING ACTUARY

1420 RENAISSANCE DRIVE SUITE 104 PARK RIDGE, IL 60068	PHONE (847) 297-1177 FAX (847) 297-1178

Lex Vendetti, President American Inter-Fidelity Exchange 8400 Louisiana Street Merrillville, IN 46410	March 5, 2010

Dear Lex:

Attached is a draft of my 12/09 actuarial report for AIFE. Please look over this draft and get back to me with any revisions or corrections. If there are no changes, we can consider this as the final actuarial report.

Once again this year we did not need to redo any exhibits because of late changes in the current year premium. Thanks to Melinda Clark for her work in providing us with the final premium at an earlier point in the cycle.

As you know, the NAIC requires that the actuary “present” this report to the company’s Board of Directors (or at least to the Audit Committee of the Board). However, it is generally agreed that this NAIC requirement can be satisfied by you providing each of the Board members with a copy of this actuarial report. Of course, I’d be happy to meet with the Board to present this report, if you’d prefer.

Sincerely yours,

John Pierce
F.C.A.S. M.A.A.A. M.B.A.

Copy: Alex Meloy

John Pierce
CONSULTING ACTUARY

1420 RENAISSANCE DRIVE SUITE 104 PARK RIDGE, IL 60068	PHONE (847) 297-1177 FAX (847) 297-1178

Board of Directors American Inter-Fidelity Exchange 8400 Louisiana Street Merrillville, IN 46410	March 5, 2010

Dear Sirs:

Shown below is my analysis of the 12/09 loss and LAE reserves of American Inter-Fidelity Exchange (AIFE). This material represents the “actuarial report and underlying workpapers” described in my 2-27-10 loss and LAE reserves actuarial opinion letter for your company. Per NAIC regulations, this report should be retained by you for a period of seven years.

This report contains workpapers, trade secrets, and confidential information of AIFE. It has been prepared solely for use by management of the company, and is available for regulatory examination as required by the NAIC. Because of the nature of the material, this report is not intended to be subject to any disclosure requirements under the various state Freedom of Information Acts.

Except for use by your own staff and examination by regulators as required, please do not release this material to anyone without our firm’s written permission.

Overview     American Inter-Fidelity Exchange (AIFE) was organized in 1988 as a risk retention group for the long-haul trucking industry. The AIFE risk retention group wrote Auto Liability insurance for long-haul trucking firms throughout the period 1988-1994. AIFE entered into rehabilitation during 1994. During the period 1994-2000, AIFE continued to write Auto Liability business while in rehabilitation, but only for trucking firms affiliated with the two organizers of the original risk retention group (Hal Antonson and Mike Kibler).

At 12/01 AIFE emerged from rehabilitation.

Data Sources     Information for our analysis, including but not limited to:
a)	the premium data and loss data used in our analysis
b)	explanation of the nature of AIFE’s business, and
c)	explanation of the reinsurance structure for the company
was provided to us by officers and employees of AIFE (primarily by Lex Venditti). In the early years of the company’s operation, the premium and loss data for some components of the company’s business was provided only on paper reports. At the 12/02 through 12/09 year-ends, loss data for all components was provided to us in computer files which were readable by our spreadsheet programs.

March 5, 2010

Reinsurance Structure     AIFE has operated with excess-of-loss reinsurance for Auto Liability during its entire period of operation. The history of this per-claim reinsurance protection is detailed below:
Inception to 7/91	$500,000 excess of $500,000 for Auto Liability

7/91 to 1993, plus	$750,000 excess of $250,000 for Auto Liability
runoff on policies in force at 12/93

1994-1999 (first part of 1999 year)	$900,000 excess of $100,000 for Auto Liability

1999 (last part of 1999 yr) to 2002	$800,000 excess of $200,000 for Auto Liability

2002 (last part of 2002 year)	$750,000 excess of $250,000 for Auto Liability
to 2009

However, five selected accounts have a higher reinsurance attachment beginning in 2006, as follows:.
Last part of 2006 (4/06 to 6/07)	$650,000 excess of $350,000 for Auto Liability,

Last part of 2007 (7/07 and after)	$500,000 excess of $500,000 for Auto Liability, (Reinsurance renewals occurred on either 4/07 or 7/07, but these five accounts renewed on 7/07)

In addition, one large account — Carolina National Transportation — has had differing policy limits over the years. Beginning in 1999 this account had a $200,000 policy, which was 100% retained by AIFE. In early 2002 the account moved to a standard $1 million policy with a standard reinsurance attachment point. That Carolina National policy terminated on 3-15-05. However, the account was written again effective 4/06 — but with a $50,000 per claim deductible.

Reinsurance for the period from inception to 1993 was provided through annual reinsurance treaties. Reinsurance for the 1994-2009 period has been provided by facultative certificates. A separate facultative certificate is written for each trucking firm.

Both the treaty and facultative reinsurance contracts provide for pro-rata coverage of LAE. Losses before deductible are compared to the reinsurance retention, and the reinsurer pays a percentage share of the LAE equal to its percentage share of the loss. For example, consider the following hypothetical claim:
$210,000 loss plus $5,000 LAE
$5,000 deductible
$200,000 reinsurance attachment point
In this example, the reinsurer will pay $10,000 of the loss and will also pay $238, or 4.76%, of the LAE ($10,000/$210,000 = 4.76%). AIFE will pay $195,000 of the loss ($200,000 minus the $5,000 deductible) and $4,762 (95.24%) of the LAE. The insured will pay $5,000 of the loss. AIFE’s total payment on this hypothetical claim is therefore $199,762.

John Pierce Consulting Actuary

March 5, 2010

It is my understanding that AIFE has never had any reinsurance protection other than its reinsurance on Auto Liability. The company does not have any reinsurance protection on Collision or on Cargo claims.

Reinsurance Impact on Auto Liability Claims Data   When AlFE entered rehabilitation, the company began reserving all claims at no more than its reinsurance retention. For example, a hypothetical claim from 1995 accident year might have a reserve value of $195,000 – but AIFE would record only a $100,000 reserve on this claim because the excess over $100,000 would be ceded to the facultative reinsurer. (Statutory accounting requires the company to set a reserve of $195,000 on this hypothetical claim, and then take an offsetting credit of $95,000 to reflect the amount ceded to the reinsurers.)

This non-standard reserving procedure was still in effect through the 12/02 year-end. Open claims in the company’s Auto Liability historical database were therefore limited to the reinsurance retention levels for that particular year — either $100,000, $200,000, or $250,000. However, paid claim data is in the database without any limitation. (Carrying the example of the previous paragraph forward, if that hypothetical 1995 claim had in fact been paid and closed at $195,000, the AIFE claim database would include the entire $195,000 paid amount.) AlFE’s Auto Liability historical claims data was therefore neither entirely at full value, nor entirely capped at the reinsurance retention levels.

Beginning with the 12/03 year-end, open claims were reserved at 100% of the expected value. Beginning with the 12/03 year-end, case reserves were no longer limited to the applicable reinsurance retention.

Auto Liability Development Triangles     Attached are a variety of exhibits in which we project Auto Liability IBNR at 12/09. The first set of exhibits are:
Exhibit 1	A development triangle of all loss & ALAE, without any capping for reinsurance protection. Ultimate loss & ALAE is projected using average of last 5 loss development factors.
Exhibit 2	These are the amounts to be removed from Exhibit 1, to cap losses at $100,000 per claim, $200,000 per claim, $250,000 per claim, $350,000 per claim, or $500,000 per claim.
Exhibit 3	Development triangle, capped at $100,000 per claim. Ultimate loss & ALAE is projected using average of last 5 loss development factors.
Exhibit 4	Development triangle, capped at $200,000 per claim. Ultimate loss & ALAE is projected using average of last 5 loss development factors.
Exhibit 5	Development triangle, capped at $250,000 per claim. Ultimate loss & ALAE is projected using average of last 5 loss development factors.
Exhibit 6	Development triangle, capped at $350,000 per claim. Ultimate loss & ALAE is projected using average of last 5 loss development factors.

John Pierce Consulting Actuary

March 5, 2010

Exhibit 7
Development triangle, capped at $500,000 per claim. Ultimate loss & ALAE is projected using average of last 5 loss development factors. (We produced this $500,000 triangle for the first time at the 12/07 year-end because of the new $500,000 reinsurance attachment point.)

Exhibit 8
Runoff of Auto Liability IBNR reserves at the 12/01 through 12/08 year-ends, based on projections using the average of the last 5 loss development factors. In this analysis, we recalculate the 12/01 through 12/08 IBNR’s – based on developments through 12/09.

Note the following details about the construction of these exhibits:
1.
The attached Auto Liability loss development triangles Exhibits 1-7 were constructed from the *.dbf claim database files which were provided to us. One file of claims data was provided for each year-end point beginning with the 1994 year-end.

2.
There is a 12/93 diagonal in these triangles. The Auto Liability data provided by you incepted with the 12/94 diagonal. The 12/93 diagonal has been excerpted from our workfiles of the old (i.e. pre-rehabilitation) AIFE as a form of double-check.

3.
In the 2001 and prior years the Carolina National policy of $200,000 had been 100% retained by AIFE, so the $100,000 version of our triangles is not exactly correct for Carolina National. Other than this one exception, Exhibit 2 calculates ceded amounts according to our understanding of AIFE’s reinsurance contracts.

There are two additional sets of Exhibits 1-8. The first additional set uses the average of the last 3 loss development factors and the second additional set uses the average of the last 2 loss development factors. Actually, Exhibit 2 does not change in the alternate scenarios, so the two additional sets of Exhibits 1-8 do not include a copy of Exhibit 2.

(There is a need for judgment in the selection of loss development factors in any development triangle approach. However, the relatively small volume of AIFE’s Auto Liability business results in a higher than average variability in loss development factors. Rather than attempt to identify “unusual” loss development percentages from a pattern which is already quite variable, we instead rely on using several loss development approaches – averaging the last 5 loss development factors, averaging the last 3 factors and averaging the last 2 factors – to determine the sensitivity of your Auto Liability IBNR to variations in your loss development factors.)

The revalued Net (after-reinsurance) Auto Liability IBNR reserves from the (three versions of) Exhibit 8 are:

John Pierce Consulting Actuary

March 5, 2010

	Original Auto		Selected
	Liability IBNR		Redundancy or
Year-End	Reserve	Range of Revalued IBNR reserves	(Deficiency)
12/01	$1.050 million	$1.393 million	$(343,000)

12/02	$1.950 million	$1.677 million	$273,000

12/03	$2.477 million	$1.603 million	$874,000

12/04	$2.365 million	$2.040 million to $2.070 million	$310,000

12/05	$2.600 million	$2.150 million to $2.286 million	$382,000

12/06	$3.535 million	$1.902 million to $2.132 million	1,518,000

12/07	$4.182 million	$1.869 million to $2.327 million	2,084,000

12/08	$3.826 million	$1.400 million to $2.135 million	2,059,000
The revalued 12/06, 12/07 and 12/08 IBNR’s do not include any additional IBNR at 12/09 for the $50,000 deductible policies. Those high-deductible policies incepted in 2006. That additional IBNR will be calculated in a later section of this report.

In all three versions of our triangles (averaging the last 5, last 3 and last 2 loss development factors) we see that the projected 2009 accident year loss ratio in every case is lower than the 2008 loss ratios. In most of these versions, there had been a steady increase in loss ratio – with the 2007 loss ratio higher than the 2006 loss ratio and the 2008 loss ratio higher than the 2007 loss ratio. Normally an increase in loss ratios from year to year would be expected, if rate increases are less than a loss severity trend of perhaps 5% to 7% per year. The decline in the 2009 projected loss ratio is therefore surprising.

(Note that we have adjusted the 2006-2009 premiums on Exhibits 1-7. We have removed all 2006-2009 premiums from policies with the high $50,000 deductible. We then calculated loss ratios using premiums with and without the premium for policies with these $50,000 deductibles. The trends in 2006-2009 loss ratios were evident using either of the two premium bases.)

Also attached is an exhibit calculating the company’s Auto Liability rate changes from the 2008 policy year to the 2009 policy year. Rates before reinsurance increased by an insignificant 0.03% and rates after reinsurance increased by about 2.93%. This after-reinsurance increase is relatively modest, and should not have a dramatic impact on the 2009 loss ratio.

We also produced a development triangle of Auto Liability claims, which is attached as Exhibit 9. There are a few interesting conclusions from this exhibit:
1.	Exhibit 9 is predicting that 10 additional Auto Liability claims will be reported in 2010 and subsequent years, on 2009 and prior dates of loss.

John Pierce Consulting Actuary

March 5, 2010

2.
Exhibit 9 also shows that your Auto Liability claim frequencies per $1,000 of earned premium had been declining from a high point of 0.105 claims per $1,000 of Net premium in the 2004 accident year. In this year’s exhibit, we have considered claim frequencies both with and without the premium and claims from the policies with a $50,000 deductible. There is some continuing decline in claim frequency during the 2005-2009 accident years in both versions.

Exhibit l0 uses the ultimate claim counts from Exhibit 9, and the ultimate loss and LAE from Exhibits 3-7, to calculate the average Auto Liability claim sizes implied by our loss development methods. In our analysis of these results, we concentrated on the versions which are capped at $250,000, $350,000 and $500,000 per claim. The 12/09 IBNR is almost entirely from accident years which are reinsured at the $250,000 or higher levels.

In Exhibit 10, we would expect Auto Liability claim sizes to increase over time due to inflationary and other pressures which result in a positive loss severity trend. While the pattern of average claim sizes over time in Exhibit 10 is somewhat erratic, claim sizes for the $250,000, $350,000 and $500,000 versions do generally increase during 2003-2005. Average claim sizes for the 2006 and 2007 accident year are similar to or slightly lower than the 2003-2005 average. Then in 2008 average claim sizes increase dramatically from 2007, in all three of our methods (Average last 5, last 3 or last 2) and for all attachment points ($100,000 to $500,000). Finally, 2009 average claim sizes are lower than average claim sizes in any ofthe 2003-2008 years.

On Exhibit 10 (in the bottom portion of that exhibit) we also considered alternate calculations of average claim size for 2006-2009 accident years, in which we removed the claim counts from those policies with $50,000 deductibles. On this alternate basis, we also see very high average claim sizes for the 2008 accident year and lower average claim sizes for the 2009 accident year. However, in this alternate analysis there is very little disparity between the 2009 averages and the 2006-2007 average claim sizes.

The decline in projected 2009 average claim sizes which results from our Exhibit 1-7 IBNR projections is surprising.

The results of our Auto Liability projections are sununarized on the attached Exhibit II. The IBNR’s from the various development triangles are combined in Exhibit 11 using the following algorithm:
For 1998 and prior accident years, use the $100,000 version of IBNR (Exhibit 3)
For the 1999 accident year, use 1/4 of the $100,000 version (Exhibit 3) and 3/4 of the $200,000 version (Exhibit 4)
For the 2000 and 2001 accident years, use the $200,000 version of IBNR (Exhibit 4)
For the 2002 accident year, use 1/4 of the $200,000 version (Exhibit 4) and 3/4 of the $250,000 version (Exhibit 5)

John Pierce Consulting Actuary

March 5, 2010

For the 2003-2005 accident years, use the $250,000 version of IBNR (Exhibit 5)
For the 2006 accident year, use 50% of the $250,000 version (Exhibit 5) and 50% of the $350,000 version (Exhibit 6)
For the 2007 accident year, use 22% of the $250,000 version (Exhibit 5), 39% of the $350,000 version (Exhibit 6), and 39% of the $500,000 version (Exhibit 7)
For the 2008 accident year, use 20% of the $250,000 version (Exhibit 5) and 80% of the $500,000 version (Exhibit 7)
For the 2009 accident year, use 21% of the $250,000 version (Exhibit 5) and 79% of the $500,000 version (Exhibit 7)

These algorithms assign IBNR based on AIFE’s actual reinsurance structure:
2006 Year     As shown towards the bottom of Exhibit 11, about 42% of the 2006 Auto Liability premium is from policies with a $350,000 reinsurance attachment. However, that percentage was increasing - from 0% in the first quarter 2006, to 26% in the second quarter, and to 71% and 61% in the third and fourth quarters. Because IBNR would be more heavily concentrated in the more recent accident quarters, we weighted the $350,000 IBNR in 2006 by a 50% factor instead of the actual 42% value.
2007 Year     As shown at the bottom of Exhibit 11, about 22% of the 2007 Auto Liability premium is from policies with a $250,000 reinsurance attachment. The 78% remaining portion of the Auto Liability business moved from a $350,000 attachment to a $500,000 attachment at 7/1/07. We then split that 78%, on a 50/50 basis. That split of the 78% gave the 22%-39%-39% split used in Exhibit 11 for the 2007 accident year.
2008 Year     Actual premium for this year was split 80% for policies with a $500,000 attachment point and 20% for policies with a $250,000 attachment point. (Last year we had used a different premium split, due to an error in our calculations.)
2009 Year     Actual premium for this year was split 79% for policies with a $500,000 attachment point and 21% for policies with a $250,000 attachment point.

Our projected Auto Liability Net IBNR is in the range [$1.296 million to $2.012 million] at 12/09. The mid-point of that range of 12/09 Net IBNR’s is $1.654 million.

Adjustment to Projected Auto Liabilitv IBNR   The company’s Auto Liability premium volume before reinsurance has been declining in recent years – from an average of about $4.50 million per year in 2003-2007 to only $2.364 million in 2009. We would therefore expect some decline in Auto Liability IBNR in the more recent years. On the other hand, we have the dramatic decline in our projected 2009 loss ratio (without any significant rate increases for Auto Liability) and the dramatic decline in average Auto Liability average claim size for the 2009 accident year. These results cause us to question our Exhibit 1-7 IBNR.

We are projecting 122 ultimate Auto Liability claims in the 2009 accident year. Increasing the average claim size of these 122 claims by about $4,000 would result in the 2009 averages being more consistent with the 2007 and 2008 averages. This adjustment would result in a $488,000 increase in 12/09 IBNR (where $4,000 * 122 = $488,000). This increase in IBNR would also increase the Net loss ratio on Exhibits 1-7 by about 34 points (where $488,000 divided by $1.432 million of Net premium excluding premium on $50,000 deductible policies). If we include the Net premium on the $50,000 deductible policies, the increase in Net loss ratio would be about 25 points.

John Pierce Consulting Actuary

March 5, 2010

In summary, an additional $488,000 of Auto Liability IBNR in the 2009 accident year would:
1.	Increase the 2009 average claim sizes to a level consistent with the 2007-2008 history.
2.	Increase the 2009 Net loss ratios – using premium either with or without the $50,000 deductible policies – to a level consistent with the 2007-2008 history.

As we had last year, we also considered a model in which we calculated quarterly loss development factors and applied these factors to the quarterly reported losses of the 2009 accident year. These results (in which we use the Average of the Last 5 version of our Auto Liability triangles) are on the attached Exhibit 11A. These calculations do not support any adjustment to the Exhibit 1-7 Auto Liability IBNR. However, in my opinion the low projected loss ratios and low average claim sizes for the 2009 accident year indicate that some increase in our originally calculated IBNR is needed.

Auto Liability – Adjustment for Higher Deductibles     Beginning in 2006, a significant portion of the company’s business – Carolina National Trucking and certain affiliated companies – moved to a higher $50,000 per claim deductible. It is typical for policies with a higher deductible to exhibit greater lag in reporting of losses and LAE in excess of the· deductible.

There are 256 claims from these $50,000 deductible policies, in the 2006-2009 accident years. Reported losses in excess of the deductible are $1.293 million – on five-year Net premium of $2.459 million.

We next consider the IBNR for these $50,000 deductible policies. As shown on the attached Exhibit 12, we calculate IBNR on this policy using several different approaches. We begin with the Average of the Last 5 projection from Exhibits 6 and 7 – our $350,000 and $500,000 attachment versions. (The $50,000 deductible policies are all at the $350,000 reinsurance attachment point for 7-1-06 to 6-30-07 and are at the higher $500,000 attachment for 7-1-07 through 12-31-09.) We calculate that the $1.293 million of reported losses on these policies generated an IBNR of $345,000 at 12/09 which is included in our standard Exhibit 6 and 7 development triangles.

Our alternate IBNR calculations (shown on Exhibit 12) produce possible additional IBNR values as follows:
1.     Recalculate all claims using a deductible of only $5,000. Apply our Exhibit 6 loss development factor to this amount, producing an additional IBNR of $534,000. However, this additional IBNR must be reduced by some amount to reflect the savings from the $50,000 deductible – in the layer [$5,000 to $50,000] per claim.

John Pierce Consulting Actuary

March 5, 2010

2.     Apply Reinsurance Association of America (RAA) excess Auto Liability IBNR factors to the $1.293 million of reported losses on these high-deductible policies. The additional IBNR produced by this method is $345,000.
3.     Use the RAA IBNR results for 2006-2008 accident years but use an Expected Loss Ratio approach for the 2009 accident year. Based on our projected loss ratios for 2006-2008, we selected a 100% Expected Loss Ratio for 2009. This calculation produced an additional IBNR of $796,000.
4.     In addition, it is worth examining the development pattern of these high-deductible claims. The reported losses on these high-deductible policies have developed as follows:

Accident Year	At Year-End	One Year Later	Two Years Later	Three Years Later
2006	$37,500	$51,067	$392,144	$325,256
2007	$50,000	$689,194	$801,243
2008	$5,445	$146,284
2009	$20,001
This limited development history certainly supports a high IBNR for this block of high-deductible policies.

Based on the results of these three methods – all of which have considerable uncertainty – and based on the development patterns shown above, I believe the highest IBNR should be selected. This selection would result in an additional Auto Liability IBNR of $796,000 to reflect probable late-emerging claims on these high deductible policies.

Of this $796,000 additional IBNR, $293,000 is for the 2006-2008 accident years and $502,000 is for the 2009 accident year. In a previous section of this report, we had calculated a $488,000 increase in Auto Liability IBNR for the 2009 accident year. That previous section of our report now provides support for this $796,000 increase in IBNR. (On the other hand, including both the $488,000 increase and the $796,000 increase would not be reasonable.)

Our projected Auto Liability Net IBNR from our original Exhibit 1-7 triangles was in the range [$1.296 million to $2.012 million]. Adding this $796,000 for the high deductible policies would result in a new Net IBNR range of [$2.092 million to $2.808 million]. The mid-point of that range of 12/09 Net IBNR’s would be $2.450 million.

Your actual 12/09 Net IBNR for Auto Liability is $3.400 million.

Include $50,000 IBNR in Re-Valued IBNR     Previously in this report, we had calculated the re-valued Auto Liability IBNR for previous year-ends, based on the results in our Exhibit 1 through Exhibit 7 loss development triangles. Those results did not include any additional IBNR for the $50,000 policies.

John Pierce Consulting Actuary

March 5, 2010

Based on the work in the previous section of this report, we can now include this additional IBNR in our previous exhibit of re-valued IBNR’s. Of the $796,000 additional IBNR, $55,000 is for the 2006 accident year, $182,000 is for the 2007 accident year and $56,000 is for the 2008 accident year:

Year-End	Original Auto Liability IBNR Reserve	Range of Revalued IBNR reserves	Selected Redundancy or (Deficiency)

12/01	$1.050 million	$1.393 million	$(343,000)

12/02	$1.950 million	$1.677 million	$273,000

12/03	$2.477 million	$1.603 million	$874,000

12/04	$2.365 million	$2.040 million to $2.070 million	$310,000

12/05	$2.600 million	$2.150 million to $2.286 million	$382,000

12/06	$3.535 million	$1.902 million to $2.132 million	$1,463,000
		plus $55,000 additional IBNR for
		$50K policies

12/07	$4.182 million	$1.869 million to $2.327 million	$1,847,000
		plus $182,000 additional IBNR for
		$50K policies

12/08	$3.826 million	$1.400 million to $2.135 million	$1,766,000
		plus $56,000 additional IBNR for $50K
		policies

Excess Liability Policy for U.S. 1 Industries     On 11-1-07 AIFE wrote an excess liability policy for U.S. 1 Industries. Premium for this policy is $10,000 per month – so $120,000 of premium has been earned during 2009. Further facts on this policy are:
1.	The premium is 100% retained by AIFE, as there is no reinsurance on this policy.
2.	The policy limit is $1 million.
3.	This coverage is in excess of the first $1 million per claim.

U.S.1 Industries owns several of the trucking companies insured by AIFE. These trucking companies all have Auto Liability policies from AIFE with policy limits of $1 million per claim. This excess liability policy provides protection if a verdict of more than $1 million occurs against one of these trucking companies – and the plaintiff is then successful in “piercing the corporate veil” and collecting from U .S.1 Industries for the amounts in excess of $1 million.

John Pierce Consulting Actuary

March 5, 2010

I would recommend that the IBNR for this excess liability policy be calculated using the Bornhuetter-Ferguson (B-F) method. This method relies on an expected loss ratio and a loss development pattern. We recommend using a 75% expected loss ratio and the Excess Auto Liability loss development pattern from the 2005 Reinsurance Association of America (RAA) Loss Development Study. These B-F calculations are shown below:

		2008 Year	2009 Year	Total

A	Earned Premium	$120,000	$120,000	$240,000

B	Expected Loss Ratio	75%	75%

C	RAA Excess Auto Liability % Reported	50%	20%

D	IBNR based on B-F = A*B*(l-C)	$45,000	$72,000	$117,000

Our recommended IBNR for this excess liability policy at 12/09 is therefore $117,000. The company’s actual 12/09 IBNR for this policy is $117,000.

Auto Liabilitv – “Big Picture” Need for IBNR     Reviewing Exhibits 1-7 also provides us with some “big picture” information on AIFE’s need for IBNR.

In considering the overall level of Auto Liability IBNR, we can look back at the history of the 1995-2008 accident years in Exhibits 1-7 and see that reported losses on each accident year have increased from the respective year-end levels – 1995 losses now are higher than they were at 12/95, 1996 losses now are higher than they were at 12/96, and so forth.

We also see that the reported losses for the 1995-2007 accident years have almost always increased by an additional amount in the years after “year-end plus 1 year” (e.g. 1996 losses are now higher than those same 1996 losses were at 12/97).

This type of reserve increase is to be expected for Auto Liability, due to late-reported claims and due to new information on previously reported claims. These historical reserve increases· support the need for AIFE’s Auto Liability IBNR.

AIFE Collision Attached as Exhibit 13 is our analysis of the Collision results of AIFE. This Collision loss development triangle has been constructed using the following assumptions about your Collision loss reports:
1.	The “Date” field gives the Date of Loss
2.	The total amount of each claim is equal to:
IV Loss Res. plus IV Paid plus LAE Res. plus LAE Paid minus Amount Recover (The “IV” abbreviation in your reports stands for “insured vehicle”)
3.	All paid values are cumulative (inception-to-date)

John Pierce Consulting Actuary

March 5, 2010

This Collision loss development triangle has been updated to include data through 12/08. This updated triangle is attached as Exhibit 13.

This Exhibit 13 approach projected a minus $87,100 of Collision IBNR at 12/09. Another version of Exhibit 13, in which we make some alternate selections, is also attached. That version projected a somewhat lower minus $71,100 of Collision IBNR at 12/09. Based on this range of results, we selected a minus $75,000 Collision IBNR at 12/09.

Our total recommended Collision reserve at 12/09 is therefore:
$(75,000)	IBNR
$107,901	Case Reserves
$32,901	Total Reserves
Your actual 12/09 Collision IBNR is zero.

(Lex Venditti has explained that the 1995-97 losses in Exhibit 13 are not true Collision claims. Instead, they are Trailer Interchange claims. These Trailer Interchange claims involve damage to a customer’s trailer while it was being hauled by an insured tractor. The trucking company is responsible for this damage to its customer’s trailer, and Trailer Interchange provides coverage for these claims. Premiums for this Trailer Interchange coverage are included in AIFE’s Auto Liability premiums. As for the 1998 year, Lex Venditti has confirmed that there were no Collision claims during this year.)

AIFE Cargo Results     Attached as Exhibit 14 is our analysis of the Cargo results of AIFE. At our 12/01 reserve review, a Cargo loss development triangle had been constructed using the following assumptions about your Cargo loss runs:
1.        The “Date” field gives the Date of Loss
2.        The total amount of each claim is equal to:
Total Res. plus Claim Paid plus LAE Res. plus LAE Paid minus Salvage & Amt. Recover
3.        All paid values are cumulative (inception-to-date)

In early 2002 we learned that the Deductible amount shown in these Cargo loss runs should have been subtracted from the items listed in 2 above. We also learned that in some exceptional cases – for “oversize Cargo claims” – the $5,000 deductibles shown on the loss run should actually have been higher amounts. These data problems were then corrected in Exhibit 14.

This Exhibit 14 approach projected a minus $55,700 of Cargo IBNR at 12/09. Another version of Exhibit 14, in which we make some alternate selections, is also attached. That version projected a similar minus $50,000 of Cargo IBNR at 12/09. Based on this range of results, we selected a minus $50,000 Cargo IBNR at 12/09.

John Pierce Consulting Actuary

March 5, 2010

Our total recommended Cargo reserve is therefore:

$(50,000)	IBNR
$399,482	Case Reserves
$349,482	Total Reserves
Your actual 12/09 Cargo IBNR is zero.

Auto Liability – Paid-only Loss Development Triangle     During 2005, the Indiana Department of Insurance requested that we consider the use of paid-only loss development triangles for AIFE’s Auto Liability line. We have considered this alternate approach in the attached Exhibits 15-22.

Exhibits 15-21 are the paid-only analogs to our Exhibits 1-7 for paid+case triangles. We have produced only the “Average of the Last 5 LDF’s” version of Exhibits 15-21. Then on Exhibit 22 we calculate the IBNR produced by these paid-only triangles by subtracting the ultimate losses and LAE projected on Exhibits 15-21 from the reported paid+case losses and LAE. We selected the ultimate losses by accident year, and the reported losses by accident year, based on the reinsurance attachment point in each year. (This selection algorithm has previously been described on page 6 of this report.)

Some observations on the paid-only triangles’ projections follow:

1.     The latest 5 loss development percentages (“Percent of Ultimate”) at the end of the first development year in the paid-only triangle ($250,000 version) are:

2004	2005	2006	2007	2008		2009

26.9%	12.7%	5.1%	5.4%	8.8%	==>	11.8%

The average of these percentages was the basis for my selected 11.8% loss development factor for the 2009 accident year in this paid-only triangle. Contrast these paid-only values with the corresponding factors in the “Average of the Last 5 LDF’s” paid+case triangle (the $250,000 version):

2004	2005	2006	2007	2008		2009

56.0%	47.0%	36.0%	50.1%	49.0%	==>	49.5%

Averaging these percentages gave my selected 49.5% loss development factor for the 2009 accident year in the paid+case triangle.
Clearly the paid-only triangle’s Percent of Ultimate factors are much smaller and much more variable than the percentages in the paid+case triangle. Smaller and more variable Percent of Ultimate factors imply greater uncertainty.

2.     For the 1998 accident year – an old year where claims are still open — we set the ultimate losses equal to paid at 12/09 plus case reserves at 12/09. Otherwise, the paid triangles would have been unable to recognize the remaining case reserves in this old accident year. Except for this 1998 claim, all other claims from 2002 and prior accident years are closed at 12/09.

3.     The Developed IBNR’s from our Paid-Only triangles shown in Exhibit 22 for the 12/01 through 12/06 year-ends are generally similar to the corresponding developed IBNR’s in the original Exhibit 8. The developed reserves in the Paid-Only triangles for the 12/07 and 12/08 year-ends are higher in Exhibit 22 than in Exhibit 8.

John Pierce Consulting Actuary

March 5, 2010

Based on these 12/09 results, I continue to believe that a paid-only loss development triangle for Auto Liability is less reliable than our preferred paid+case development triangle.

Further Details of Loss Development Methodology     During 2005 the Indiana Department of Insurance also requested additional details on our projection methodology. I have therefore attached a 4-page “Methodology Appendix” to explain our loss development selection process in some additional detail. I believe this appendix will facilitate any reviews of this report by the Indiana Department of Insurance.

Our Methodology Appendix begins with a loss development triangle with ultimate losses projected through the 2007 accident year. This sheet is labeled “Step 1”. Our loss development projections in Step 1 are incomplete, since we still need to project ultimate losses for the 2008 and 2009 accident years.

In the next sheet (labeled “Step 2”), we average the loss development percentages from the three previous accident years at the appropriate stage of development, and use that average loss development percentage to project ultimate losses for the 2008 accident year.

In the next sheet (labeled “Step 3”) we first calculate the loss development percentages for the 2008 column of our loss development triangle. We are now able to calculate these percentages, because by Step 3 we have an ultimate loss for this 2008 accident year. Then we average the loss development percentages for the three previous accident years at the appropriate stage of development, and use that average loss development percentage to project ultimate losses for the 2009 accident year. The completed loss development triangles shown in this sheet are labeled “Step 4”.

In this Methodology Appendix we have illustrated the iterative loss development process by projecting ultimate losses for two additional accident years. Of course, our actual year-end 2009 work for AIFE involves projection of ultimate losses for more than two accident years – but the iterative approach we use is completely described by the example in our Methodology Appendix.

Adjusting & Other LAE Reserve     AIFE’s Annual Statement shows zero payments for Adjusting & Other LAE (formerly called ULAE). Some portion of AIFE’s expenses for salaries and overhead should have been assigned to Adjusting & Other LAE as of 12/09 – and at previous year-ends as well. During 2005 the Indiana Department of Insurance requested that AIFE begin to record these paid salary and overhead amounts as Adjusting & Other LAE costs. However, the company has been unable to accomplish this improved accounting procedure at the year-ends 2005 and subsequent.

 John Pierce Consulting Actuary

March 5, 2010

In the absence of any historical payment data, we continued to consider alternate approaches to the 12/09 reserve for Adjusting & Other LAE.

At the 12/01 year-end Lex Venditti had stated that a reasonable fee to a TPA for handling each of AlFE’s open claims until their conclusion would be $750 per claim. At 12/09 we have increased this per-claim amount to $950, to reflect inflationary trend of about 3% per year. This per-claim fee would result in the following 12/09 Adjusting & Other LAE reserves:
236 open claims * $950 per claim = $224,200 Adjusting & Other LAE reserve
(There are 155 open Auto Liability claims, 60 open Collision claims, and 21 open Cargo claims at 12/09.)
In addition, we are projecting 10 Auto Liability IBNR claims in Exhibit 9. The additional Adjusting & Other LAE reserve for these claims would be:
10 IBNR claims * $950 per claim = $9,500 Adjusting & Other LAE reserve

Our total projected Adjusting & Other LAE reserve at 12/09 is therefore about $234,000.

It is possible that some of the 236 open claim counts are due to the increased reporting and recording of small claims. On the other hand, it is also possible that these small claims are closed more quickly than the larger claims so open counts would not be much impacted by this change in procedures. We did not make any adjustment at 12/09 to this reserve component to reflect any increased reporting and recording of small claims.

AIFE’s actual 12/09 Adjusting & Other LAE reserve is $234,000. Based on our calculations, this reserve should be adequate.

Reserves on A Direct Basis     As discussed previously, our Auto Liability loss development triangles based on data limited to $100,000, $200,000, $250,000, $350,000, or $500,000 per claim are designed to provide Net (after reinsurance) IBNR. However, statutory accounting also requires an estimate of IBNR before reinsurance.

We first repeated last year’s approach of calculatingt he ceded Auto Liability IBNR as:

Exhibit 1 IBNR (uncapped) minus the capped IBNR’s from Exhibits 3-7

The company’s 2003 change in case reserving procedures means that the 12/03 through 12/09 diagonals in Exhibit 1 are on a different basis than the 12/02 and prior diagonals, and this difference would be concentrated in the reinsurance layer. However, by 12/09 we have sufficient years of development history so that we are not relying on the 12/02 and prior diagonals in our projections.

As shown on the attached Exhibit 23, the ceded IBNR obtained by subtracting the capped triangles from the uncapped triangle is:

John Pierce Consulting Actuary

March 5, 2010

$1.409 million	Average of Last 5
$1.382 million	Average of Last 3
$1.418 million	Average of Last 2
This range ofprojections is very narrow – so we can say that this approach supports a ceded Auto Liability IBNR of $1.400 million.

As an alternate approach, we have the attached Exhibit 24. This exhibit uses the ceded Auto Liability data from Exhibit 2 as a starting point. We then calculate the ceded loss ratio (ceded losses divided by ceded earned premium) at the $100,000, $200,000, $250,000, $350,000 and $500,000 retention levels. Recall that for accident years through the first portion of 1999, the retention was $100,000 per claim and for accident years from the last portion to 1999 to the first portion of 2002, the retention was $200,000 per claim. In 2006 about half the exposure is at the $250,000 retention and halfis at the $350,000 retention. For 2007-2009 we estimate the exposure is:
22% at $250,000	39% at $350,000	39% at $500,000	for 2007
20% at $250,000		80% at $500,000	for 2008
21% at $250,000		79% at $500,000	for 2009

Based on these historical ceded loss ratios, we selected a 65% Expected Loss Ratio for the 2008-2009 accident years and half of that loss ratio (32.5%) for the 2007 accident year. We calculated a ceded Auto Liability IBNR of $669,000 on that basis. These calculations are shown as Method 1 on the attached Exhibit 24. In addition, we re-valued the ceded IBNR at year-ends 12/02 through 12/08 based on developments through 12/09. These results are shown at Method 2 on Exhibit 24.

Based on this analysis, we selected a ceded IBNR of $1.400 million for Auto Liability at 12/09. This ceded IBNR was assigned to accident years on a partly judgmental basis.

(Because AIFE has no reinsurance protection on its Cargo and Collision reserves, before-reinsurance reserves for these two lines of business are equal to the company’s after-reinsurance reserves.)

Uncertainty in Our Reserve Projections     There is always uncertainty in any projection of loss and LAE reserves.

However, I feel the degree of uncertainty in AIFE’s 12/09 reserves is greater than normal, because of the potential for losses which are large in relation to the company’s size. The company is exposed to Auto Liability claims of up to $500,000 per occurrence. Comparing this worst-case claim with your $3.400 million of Net (after-reinsurance) IBNR for Auto Liability, we see that a single additional $500,000 claim would represent about 15% of your total IBNR. Comparing the worst-case $500,000 with the $6.087 million of Net case loss and LAE reserves and IBNR reserves for Auto Liability, we see that a single additional worst-case claim would represent about 8% of your total loss and LAE reserve. The high percentage impact from a single additional shock loss gives an indication of the uncertainty in the AIFE reserve projections.

John Pierce Consulting Actuary

March 5, 2010

In addition, we note that the proportion of the company’s Auto Liability exposure from the $50,000 deductible policies has increased significantly in recent years. These percentages are:
	2007	2008	2009

Percent of Net Auto Liability Premium from $50K deductible policies	17%	23%	28%
IBNR projections for high-deductible policies are inherently more uncertain than projections for first dollar (or low deductible) business. Because of this additional emerging uncertainty, we have selected a 12/09 Auto Liability IBNR at the top of our recommended range.

Reconciliation of Actuary’s Workpapers to Schedule P   As required by NAIC regulations, attached to this report is a worksheet which reconciles my workpapers to the company’s Schedule P. This worksheet shows that the unexplained differences between these two data sources are not material.

Conclusions   Our recommended Net (after-reinsurance) and Direct (before-reinsurance) loss and LAE IBNR for AIFE at 12/09 is shown below, allocated to line of business as follows:

Net IBNR	Ceded IBNR	Direct IBNR
$2,808,000	$1,400,000	$4,208,000	Auto Liability
117,000		117,000	Excess Liability
(75,000)		(75,000)	Collision
(50,000)		(50,000)	Cargo
$2,800,000	$1,400,000	$4,200,000	All Lines

The company’s actual Net all-lines loss and DCC LAE IBNR as shown on Schedule P is $3.517 million. The company’s Net IBNR is therefore $717,000 higher than my recommended IBNR. Including the company’s $3.072 million of Net case reserves and the $234,000 of Adjusting & Other LAE reserves gives the 12/09 Net reserves of $6.823 million.

The company’s Ceded IBNR of $1.400 million is equal to our recommended Ceded IBNR. The company’s Direct IBNR of $4.917 million is therefore higher than our recommended Direct IBNR by the same $717,000 mentioned above. Including the company’s $5.284 million of Direct & Assumed case reserves and the $234,000 of Adjusting & Other LAE reserves gives the 12/09 Direct & Assumed reserves of $10.435 million.

The $717,000 of possible margin in the 12/09 IBNR reserves is about 11% of the company’s $6.823 million of Net reserves. However, this possible margin is equal to only 1.4 additional maximum Net losses under the current reinsurance coverage with its $500,000 attachment point.

John Pierce Consulting Actuary

March 5, 2010

We therefore conclude that AIFE’s 12/09 IBNR reserves are reasonable – on both a Net and a Direct & Assumed basis.

Sincerely Yours,

John Pierce
F.C.A.S. M.A.A.A. M.B.A.

John Pierce Consulting Actuary

Methodology Appendix
American Inter-Fidelity Exchange
Example of Calculations Used in Loss Development Method — Step 1
file = APP A eg for IN DOI 1209.xls
sheet = Step 1

	Paid+Case Loss
		2001	2002	2003	2004	2005	2006	2007	2008	2009
Years of	1	0	5000	6512	34178	6000	15000	131873	37557	86417
Development	2	0	4600	6512	31125	6321	14894	121222	35057
	3	777	4600	6512	31550	5851	17126	125154
	4	777	4600	6512	31550	5851	17126
	5	777	4600	6512	31550	5851

Ultimate Loss		777	4600	6512	31550	5851	17126	125154
IBNR		0	0	0	0	0	0	0
Earned Premium		n/a	34130	63385	137180	206148	287446	303497	339086	291015
Loss Ratio		n/a	13.5%	10.3%	23.0%	2.8%	6.0%	41.2%

	Paid+Case Loss — as % of ultimate
		2001	2002	2003	2004	2005	2006	2007	2008	2009
	1	0.0%	108.7%	100.0%	108.3%	102.5%	87.6%	105.4%
	2	0.0%	100.0%	100.0%	98.7%	108.0%	87.0%	96.9%
	3	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
	4	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
	5	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate Loss		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR		0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Methodology Appendix
American Inter-Fidelity Exchange
Example of Calculations Used in Loss Development Method — Step 2
file = APP A eg for IN DOI 1209.xls
sheet = Step 2

	Paid+Case Loss
		2001	2002	2003	2004	2005	2006	2007	2008	2009
Years of	1	0	5000	6512	34178	6000	15000	131873	37557	86417
Development	2	0	4600	6512	31125	6321	14894	121222	35057
	3	777	4600	6512	31550	5851	17126	125154
	4	777	4600	6512	31550	5851	17126
	5	777	4600	6512	31550	5851

Ultimate Loss		777	4600	6512	31550	5851	17126	125154
IBNR		0	0	0	0	0	0	0
Earned Premium		n/a	34130	63385	137180	206148	287446	303497	339086	291015
Loss Ratio		n/a	13.5%	10.3%	23.0%	2.8%	6.0%	41.2%

	Paid+Case Loss — as % of ultimate
		2001	2002	2003	2004	2005	2006	2007	2008	2009
	1	0.0%	108.7%	100.0%	108.3%	102.5%	87.6%	105.4%
	2	0.0%	100.0%	100.0%	98.7%	108.0%	87.0%	96.9%
	3	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
	4	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
	5	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate Loss		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR		0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

		To project ultimate loss for 2008 year, proceed as follows:
		Average the following:		108.0%
				87.0%
				96.9%

		to obtain		97.3%

		Divide the reported loss of $35,057 for 2008 at 12/09 by this 97.3%
		to obtain $36,035 ultimate loss for 2008 year.

Methodology Appendix
American Inter-Fidelity Exchange
Example of Calculations Used in Loss Development Method — Step 3
file = APP A eg for IN DOI 1209.xls
sheet = Step 3

	Paid+Case Loss
		2001	2002	2003	2004	2005	2006	2007	2008	2009
Years of	1	0	5000	6512	34178	6000	15000	131873	37557	86417
Development	2	0	4600	6512	31125	6321	14894	121222	35057
	3	777	4600	6512	31550	5851	17126	125154
	4	777	4600	6512	31550	5851	17126
	5	777	4600	6512	31550	5851

Ultimate Loss		777	4600	6512	31550	5851	17126	125154	36035
IBNR		0	0	0	0	0	0	0	978
Earned Premium		n/a	34130	63385	137180	206148	287446	303497	339086	291015
Loss Ratio		n/a	13.5%	10.3%	23.0%	2.8%	6.0%	41.2%	10.6%

	Paid+Case Loss — as % of ultimate
		2001	2002	2003	2004	2005	2006	2007	2008	2009
	1	0.0%	108.7%	100.0%	108.3%	102.5%	87.6%	105.4%	104.2%
	2	0.0%	100.0%	100.0%	98.7%	108.0%	87.0%	96.9%	97.3%
	3	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
	4	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
	5	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate Loss		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR		0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.7%

		To project ultimate loss for 2009 year, proceed as follows:
		Average the following:		87.6%
				105.4%
				104.2%

		to obtain		99.1%

		Divide the reported loss of $86,417 for 2009 year at 12/09 by this 99.1%
		to obtain $87,238 ultimate loss for 2009 year.

Methodology Appendix
American Inter-Fidelity Exchange
Example of Calculations Used in Loss Development Method — Step 4
file = APP A eg for IN DOI 1209.xls
sheet = Step 4

	Paid+Case Loss
		2001	2002	2003	2004	2005	2006	2007	2008	2009
Years of	1	0	5000	6512	34178	6000	15000	131873	37557	86417
Development	2	0	4600	6512	31125	6321	14894	121222	35057
	3	777	4600	6512	31550	5851	17126	125154
	4	777	4600	6512	31550	5851	17126
	5	777	4600	6512	31550	5851

Ultimate Loss		777	4600	6512	31550	5851	17126	125154	36035	87238
IBNR		0	0	0	0	0	0	0	978	821
Earned Premium		n/a	34130	63385	137180	206148	287446	303497	339086	291015
Loss Ratio		n/a	13.5%	10.3%	23.0%	2.8%	6.0%	41.2%	10.6%	30.0%

	Paid+Case Loss — as % of ultimate
		2001	2002	2003	2004	2005	2006	2007	2008	2009
	1	0.0%	108.7%	100.0%	108.3%	102.5%	87.6%	105.4%	104.2%	99.1%
	2	0.0%	100.0%	100.0%	98.7%	108.0%	87.0%	96.9%	97.3%
	3	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
	4	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
	5	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate Loss		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR		0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.7%	0.9%

Exhibit 1
American Inter-Fidelity Exchange @12/2009
Auto Liability – BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg2.xls	Using data through 12/09	In this version, we average
tab=uncappped	Claims Data Is Uncapped	the last 2 LDF’s.
Paid Losses and LAE plus Case Reserves --------------------------------------->

ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Diagonal Total
YEAR END						1826889	528342	332794	87427	164044	324809	556975	377577	329809	645373	768541	1742716	1308398	683169	833067	1214939	317868	65182733	as of 2009
+1					2469767	2526010	1495127	540386	210778	386782	508077	435144	619391	765736	993280	892840	1970773	2085193	1321240	1956742	1746089		63658753	as of 2008
+2				5083944	3048918	2665142	1467638	651016	403488	383282	537580	723327	760035	1017932	1430014	1103254	2495156	2921985	2025346	2418030			59736196	as of 2007
+3			8772632	5780825	3383880	2792841	1511561	671551	548885	383282	596923	751499	1180339	1218632	2700182	1457853	2599816	3166856	1895626				57228595	as of 2006
+4		9511580	11873981	5778392	3399989	2827288	1516113	649568	595033	383282	1087779	776881	1151465	1939611	2854632	1510375	2681425	3576526					54589114	as of 2005
+5	1379578	13188766	11782522	5852591	3435015	2895896	1611795	622077	601894	383282	1064553	776881	1150424	2083969	2849129	2090986	2665924						50852139	as of 2004
+6	1530012	13137943	11801478	6280488	3543331	2868084	1316040	626115	605944	383282	1060865	776881	1152148	2131963	2849130	2109079							48378473	as of 2003
+7	1530012	13067338	11803793	6299882	3550410	2868087	1799321	608498	605944	383282	1060865	776881	1152148	2104709	2780054								46587868	as of 2002
+8	1530012	13067338	11803949	6336747	3550410	2867587	1810355	608498	608839	383282	1060866	776881	1152148	2104916									44832430	as of 2001
+9	1530012	13067338	11796510	6336747	3550410	2861720	1810355	608498	608839	383282	1060866	776881	1152148										43919601	as of 2000
+10	1530012	13070128	11797484	6336747	3538676	2861721	1810355	608498	608839	383282	1060866	776881											43410471	as of 1999
+11	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608839	383282	1060866												42443151	as of 1998
+12	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608838	383282													41481333	as of 1997
+13	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608839							Only one open clm							40539700	as of 1996
+14	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498								for $1MM-plus in 2003							40105812	as of 1995
																but don’t adj Uncapped
Ultimate	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608839	383282	1060866	776881	1152149	2104917	2780192	2070114	2620330	4080546	2144015	2912012	2710895	865332	67857377

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	1	1	138	-38965	-45694	504020	248389	493982	964806	547964	$2,674,644

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691873	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2378661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	43.8%	137.4%	87.4%	167.2%	153.6%	121.3%	74.2%	99.1	146.1%	70.8%	101.2%	114.2%	60.4%	105.2%
																Loss Ratio including $50K premium = =>			58.8%	83.7%	88.4%	43.6%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ------------------------------------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						63.9%	29.2%	54.7%	14.4%	42.8%	30.6%	71.7%	32.8%	15.7%	23.2%	37.1%	66,5%	32.1%	31.9%	28.6%	44.8%	36.7%
+1					69.8%	88.3%	82.6%	88.8%	34.6%	100.9%	47.9%	56.0%	53.8%	36.4%	35.7%	43.1%	75.2%	51.1%	61.6%	67.2%	64.4%
+2				79.8%	86.2%	93.2%	81.1%	107.0%	66.3%	100.0%	50.7%	93.1%	66.0%	48.4%	51.4%	53.3%	95.2%	71.6%	94.5%	83.0%
+3			74.4%	90.7%	95.6%	97,6%	83.5%	110.4%	90.2%	100.0%	56.3%	96.7%	102,4%	57.9%	97.1%	70.4%	99.2%	77.6%	88.4%
+4		72.8%	100.6%	90.7%	96.1%	98.8%	83.7%	106.7%	97.7%	100.0%	102.5%	100.0%	99,9%	92.1%	102.7%	73.0%	102.3%	87.6%
+5	90.2%	100.9%	99.9%	91.9%	97.1%	101.2%	89.0%	102.2%	98.9%	100.0%	100.3%	100.0%	99.9%	99.0%	102.5%	101.0%	101.7%
+6	100.0%	100.5%	100.0%	98.6%	100.1%	100.3%	100.3%	102.9%	99.5%	100.0%	100.0%	100.0%	100.0%	101.3%	102.5%	101.9%
+7	100.0%	100.0%	100.1%	98.9%	100.3%	100.3%	99.4%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8	100.0%	100.0%	100.1%	99.5%	100.3%	100.2%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9	100.0%	100.0%	100.0%	99.5%	100.3%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10	100.0%	100.0%	100.1%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100,0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-1.9%	-1.7%	12.4%	11.6%	17.0%	35.6%	63.3%

Exhibit 2
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file=Lsdv09 avg2.xls	Using data through 12/09
tab=reduce
Excess over 100,000 per loss — LAE prorated
																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END							16957	0	0	0	14661	251500	108233	0	95114	8044	884075	591270	23458	164252	452519	0	28627468	as of 2009
+1						417933	936573	0	0	182588	16520	76417	108233	0	266693	7747	933867	1198528	211960	900883	693056		27713594	as of 2008
+2					1115039	359490	919616	60641	0	182588	16520	134737	150597	99290	524215	7747	954002	1814343	784258	1235645			25019657	as of 2007
+3				1774048	1419370	425231	919616	61183	100570	182588	19234	183326	486621	159388	1565047	234525	1009494	2005312	621228				23898959	as of 2006
+4			5670412	1752835	1416541	476185	919616	61183	100571	182588	455682	207271	486621	872824	1578298	257733	1070569	2470197					23008079	as of 2005
+5		5904460	5669750	1889125	1416541	514509	927077	61183	99639	182588	450792	207271	486621	872824	1575347	938178	1090100						20612749	as of 2004
+6	505285	5888936	5669750	2336236	1500199	420181	1156293	61183	99639	182588	450792	207271	486621	949204	1575347	955367							19411351	as of 2003
+7	505285	5875862	5669981	2356079	1514188	420181	1157967	61183	99639	182588	450792	207271	486621	949204	1575347								18777359	as of 2002
+8	505285	5875862	5669981	2398751	1514188	420181	1164982	61183	99639	182588	450792	207271	486621	949204									18167829	as of 2001
+9	505285	5875862	5669981	2398751	1514188	420181	1164982	61183	99639	182588	450792	207271	486621										18086053	as of 2000
+10	505285	5875862	5669981	2398751	1514188	420181	1164982	61183	99639	182588	450792	207271											17923686	as of 1999
+11	505285	5875862	5669981	2398751	1514188	420181	1164982	61183	99639	182588	450792												17599963	as of 1998
+12	505285	5875862	5669981	2398751	1514188	420181	1164982	61183	99639	182588													17260347	as of 1997
+13	505285	5875862	5669981	2398751	1514188	420181	1164982	61183	99639														16701410	as of 1996
+14	505285	5875862	5669981	2398751	1514188	420181	1164982	61183															16532239	as of 1995

Excess over 200,000 per loss — LAE prorated																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END							0	0	0	0	0	50000	2550	0	0	0	680443	487538	0	47643	320102	0	19267632	as of 2009
+1						62609	817436	0	0	82588	0	0	2550	0	58105	0	725631	989911	0	685886	327375		18765042	as of 2008
+2					682412	35871	817436	0	0	82588	0	0	2550	0	321173	0	725631	1433996	244223	954201			16786953	as of 2007
+3				915543	988928	38901	817436	0	0	82588	0	0	343215	19051	1273137	69100	672939	1491641	108791				16333688	as of 2006
+4			4092618	885366	987081	20604	817436	0	0	82588	346066	0	343215	655498	1270786	83329	672939	1839274					15764566	as of 2005
+5		4160661	4092618	929645	987081	20607	817436	0	0	82588	341085	0	343215	655498	1270786	801205	672939						13643429	as of 2004
+6	245690	4160661	4092618	1360276	987081	20607	918530	0	0	82588	341085	0	343215	655498	1270786	816006							12680867	as of 2003
+7	245690	4160661	4092823	1380570	987081	20607	919244	0	0	82588	341085	0	343215	655498	1270786								12287078	as of 2002
+8	245690	4160661	4092823	1426771	987081	20607	922241	0	0	82588	341085	0	343215	655498									11938015	as of 2001
+9	245690	4160661	4092823	1426771	987081	20607	922241	0	0	82588	341085	0	343215										11937301	as of 2000
+10	245690	4160661	4092823	1426771	987081	20607	922241	0	0	82588	341085	0											11883657	as of 1999
+11	245690	4160661	4092823	1426771	987081	20607	922241	0	0	82588	341085												11787456	as or 1998
+12	245690	4160661	4092823	1426771	987081	20607	922241	0	0	82588													11684571	as of 1997
+13	245690	4160661	4092823	1426771	987081	20607	922241	0	0														11272032	as of 1996
+14	245690	4160661	4092823	1426771	987081	20607	922241	0															11226570	as of 1995

Excess over 250,000 per loss — LAE prorated																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END							0	0	0	0	0	0	0	0	0	0	617408	435672	0	0	267626	0	16298745	as of 2009
+1						0	766346	0	0	32588	0	0	0	0	2555	0	621513	885602	0	578388	272676		15826338	as of 2008
+2					526138	0	766346	0	0	32588	0	0	0	0	268396	0	621513	1279563	108576	844066			14122145	as of 2007
+3				717836	830668	0	766346	0	0	32588	0	0	292218	0	1167313	0	617408	1292575	52				13732289	as of 2006
+4			3463398	687924	829312	0	766346	0	0	32588	291257	0	292218	591397	1165110	0	617408	1589170					13284562	as of 2005
+5		3499245	3463398	687924	829312	0	766346	0	0	32588	286231	0	292218	591397	1165110	736591	617408						11354561	as of 2004
+6	150435	3499245	3463398	1092767	829312	0	799648	0	0	32588	286231	0	292218	591397	1165110	750199							10471222	as of 2003
+7	150435	3499245	3463590	1114178	829312	0	799883	0	0	32588	286231	0	292218	591397	1165110								10181477	as of 2002
+8	150435	3499245	3463590	1114178	829312	0	800870	0	0	32588	286231	0	292218	591397									9889232	as of 2001
+9	150435	3499245	3463590	1114178	829312	0	800870	0	0	32588	286231	0	292218										9888997	as of 2000
+10	150435	3499245	3463590	1114178	829312	0	800870	0	0	32588	286231	0											9855696	as of 1999
+11	150435	3499245	3463590	1114178	829312	0	800870	0	0	32588	286231												9855696	as of 1998
+12	150435	3499245	3463590	1114178	829312	0	800870	0	0	32588													9801697	as of 1997
+13	150435	3499245	3463590	1114178	829312	0	800870	0	0														9396661	as of 1996
+14	150435	3499245	3463590	1114178	829312	0	800870	0															9398017	as of 1995

Exhibit 2
American Inter-Fidelity Exchange @l2/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg2.xls	Using data through 12/09
tab=reduce
Excess over 350,000 per loss — LAE prorated
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END														0	0	0	514507	331941	0	0	162675	0	11797547	as of 2009
+1													0	0	0	0	514507	676986	0	363391	165744		11348884	as of 2008
+2												0	0	0	162843	0	514507	1016340	7878	623796			10200531	as of 2007
+3											0	0	190225	0	955667	0	514507	1023384	0				9861177	as of 2006
+4										0	181640	0	190225	474354	953757	0	514507	1205231					9518042	as of 2005
+5									0	0	176524	0	190225	474354	953757	607365	514507						7918923	as of 2004
+6								0	0	0	176524	0	190225	474354	953757	618585							7241573	as of 2003
+7							664167	0	0	0	176524	0	190225	474354	953757								7056464	as of 2002
+8						0	664167	0	0	0	176524	0	190225	474354									6874824	as of 2001
+9					597391	0	664167	0	0	0	176524	0	190225
+10				772796	597391	0	664167	0	0	0	176524	0
+11			2339782	772796	597391	0	664167	0	0	0	176524
+12		2450720	2339782	772796	597391	0	664167	0	0	0
+13	49968	2450720	2339782	772796	597391	0	664167	0	0
+14	49968	2450720	2339782	772796	597391	0	664167	0

Excess over 500,000 per loss — LAE prorated																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END															0	0	360155	176344	0	0	5248	0	6323243	as of 2009
+1														0	0	0	360155	364061	0	149650	5347		6159611	as of 2008
+2													0	0	4512	0	360155	705185	0	293390			5585770	as of 2007
+3												0	37235	0	638197	0	360155	710603	0				5244646	as of 2006
+4											17215	0	37235	298789	636728	0	360155	722757					5058398	as of 2005
+5										0	11964	0	37235	298789	636728	413525	360155						3949580	as of 2004
+6									0	0	11964	0	37235	298789	636728	421164							3584913	as of 2003
+7								0	0	0	11964	0	37235	298789	636728								3552929	as of 2002
+8							510898	0	0	0	11964	0	37235	298789
+9						0	510898	0	0	0	11964	0	37235
+10					394273	0	510898	0	0	0	11964	0
+11				435859	394273	0	510898	0	0	0	11964
+12			1114310	435859	394273	0	510898	0	0	0
+13		1080374	1114310	435859	394273	0	510898	0	0
+14	0	1080374	1114310	435859	394273	0	510898	0

Exhibit 3
American Inter-Fidelity Exchange @12/2009
Auto Liability _ BI .and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg:2.xls	Using data through 12/09	In this version, We average
Tab=max100	Claims capped at $100,000 per loss – LAE prorated	The last 2 LDF’s
Paid Losses and LAE plus Case Reserves ------------------>

																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END						1826889	511385	332794	87427	164044	310148	305475	269344	329809	550759	760497	858641	717128	659711	668815	762420	317868	36555265	as of 2009
+1					2469767	2108077	558554	540386	210778	204194	491557	358727	511158	765736	726587	885093	1036906	886665	1109280	1055859	1053033		35945159	as of 2008
+2				5083944	1933879	2305652	548022	590375	403488	200694	521060	568590	609438	918642	905799	1095507	1541156	1107642	1241088	1182385			34716539	as of 2007
+3			8772632	4006777	1964510	2367610	591945	610368	448315	200694	577689	568173	693718	1059244	1135135	1223328	1590322	1161544	1274398				33329636	as of 2006
+4		9511580	6203569	4025557	1983448	2351103	596497	588385	494462	200694	632097	569610	664844	1066787	1276334	1252642	1610856	1106329					31581035	as of 2005
+5	1379578	7284306	6112772	3963466	2018474	2381387	684718	560894	502255	200694	613761	569610	663803	1211145	1273782	1152808	1575824						30239390	as of 2004
+6	1024727	7249007	6131728	3944252	2043132	2447903	659747	564932	506305	200694	610073	569610	665527	1182759	1273783	1153712							28967122	as of 2003
+7	1024727	7191476	6133812	3943803	2036222	2447906	641354	547315	506305	200694	610073	569610	665527	1155505	1204707								27810509	as of 2002
+8	1024727	7191476	6133968	3937996	2036222	2447406	645373	547315	509200	200694	610074	569610	665527	1155712									26664601	as of 2001
+9	1024727	7191476	6126529	3937996	2036222	2441539	645373	547315	509200	200694	610074	569610	665527										25833548	as of 2000
+10	1024727	7194266	6127503	3937996	2024488	2441540	645373	547315	509200	200694	610074	569610											25486785	as of 1999
+11	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509200	200694	610074												24843188	as of 1998
+12	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509199	200694													24220986	as of 1997
+13	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509200						Only one large open								23838290	as of 1996
+14	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315							Claim for $1 MM plus								23573573	as of 1995
															=> cap at zero IBNR
Ultimate	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509200	200694	610074	569610	665527	1155713	1204816	1153712	1532561	1035483	1180309	1114837	1116140	495504	$36,520,373

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	1	109	0	-43263	-70846	-94089	-67548	63107	177636	$ (34.892)
Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 5OK Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								165.6%	131.5%	23.0%	79.0%	64.1%	96.6%	84.4%	52.6%	41.3%	58.0%	37.1%	39.0%	38.7%	47.0%	34.6%	51.2%
															Loss Ratio including $50K premium =>				324%	321%	36.4%	25.0%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED =======>
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						74.9%	79.2%	60.8%	17.2%	81.7%	50.8%	53.6%	40.5%	28.5%	45.7%	65.9%	56.0%	69.3%	55.9%	60.0%	68.3%	64.2%
+1					122.0%	86.4%	86.5%	98.7%	41.4%	101.7%	80.6%	63.0%	76.8%	66.3%	60.3%	76.7%	67.7%	85.6%	94.0. %	94.7%	94.3%
+2				128.0%	95.5%	94.5%	84.9%	107.9%	79.2%	100.0%	85.4%	99.8%	91.6%	79.5%	75.2%	95.0%	100.6%	107.0%	105.1%	106.1%
+3			143.2%	100.9%	97.0%	97.0%	91.7%	111.5%	88.0%	100.0%	94.7%	99.7%	104.2%	91.7%	94.2%	106.0%	103.8%	112.2%	108.0%
+4		132.2%	101.2%	101.3%	98.0%	96.3%	92.4%	107.5%	97.1%	100.0%	103.6%	100.0%	99.9%	92.3%	105.9%	108.6%	105.1%	106.8%
+5	134.6%	101.3%	99.8%	99.8%	99.7%	97.6%	106.1%	112.5%	98.6%	100.0%	100.6%	100.0%	99.7%	104.8%	105.7%	99.9%	102.8%
+6	100.0%	100.8%	100.1%	99.3%	100.9%	100.3%	102.2%	103.2%	99.4%	100.0%	100.0%	100.0%	100.0%	102.3%	105.7%	100.0%
+7	100.0%	100.0%	100.1%	99.3%	100.6%	100.3%	99.4%	100.0%	99.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8	100.0%	100.0%	100.1%	99.1%	100.6%	100.3%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9	100.0%	100.0%	100.0%	99.1%	100.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10	100.0%	100.0%	100.0%	99.1%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-2.8%	-6.8%	-8.0%	-6.1%	5.7%	35.8%

Exhibit 4
American Inter-Fidelity Exchange @12/2009
Auto Liability – BI .and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg2.xls	Using data through 12/09	In this version, we average
tab=max200	Claims capped at $200,000 per loss – LAE prorated	the last 2 LDF’s.
Paid Losses and LAE plus Case Reserves ------------------>

																							Diagnol
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END						1826889	528342	332794	87427	164044	324809	506975	375027	329809	645873	768541	1062273	820860	683169	785424	894837	317868	45915101	as of 2009
+1					2469767	2463401	677691	540386	210778	304194	508077	435144	616841	765736	935175	892840	1245142	1095282	1321240	1270856	1418714		44893711	as of 2008
+2				5083944	2366506	2629271	650202	651016	403488	300694	537580	723327	757485	1017932	1108841	1103254	1769527	1487989	1781123	1463829			42949243	as of 2007
+3			8772632	4865282	2394952	2753940	694125	671551	548885	300694	596923	751499	837124	1199581	1427045	1388753	1926877	1675215	1786835				40894907	as of 2006
+4		9511580	7781363	4893026	2412908	2806684	698677	649568	595033	300694	741713	776881	808250	1284113	1583846	1427046	2008486	1737252					38824548	as of 2005
+5	1379578	9028105	7689904	4922946	2447934	2875289	794359	622077	601894	300694	723468	776881	807209	1428471	1578343	1289781	1992985						37208710	as of 2004
+6	1284322	8977282	7708860	4920212	2556250	2847477	897510	626115	605944	300694	719780	776881	808933	1476465	1578344	1293073							35697606	as of 2003
+7	1284322	8906677	7710970	4919312	2563329	2847480	880077	608498	605944	300694	719780	776881	808933	1449211	1509268								34300790	as of 2002
+8	1284322	8906677	7711126	4909976	2563329	2846980	888114	608498	608839	300694	719781	776881	808933	1449418									32894415	as of 2001
+9	1284322	8906677	7703687	4909976	2563329	2841113	888114	608498	608839	300694	719781	776881	808933										31982300	as of 2000
+10	1284322	8909467	7704661	4909976	2551595	2841114	888114	608498	608839	300694	719781	776881											31526814	as of 1999
+11	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608839	300694	719781												30655695	as of 1998
+12	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608839	300694													29796762	as of 1997
+13	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608839						Only one large open								29267668	asof 1996
+14	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498							claim for $1 MM plus								28879242	asof 1995
															=> cap at zero IBNR
Ultimate	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608839	300694	719781	776881	808933	1449419	1509377	1293073	1950898	1628831	1772510	1526101	1797942	627973	46501984

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	1	109	0	-42087	-108421	-14325	62272	379228	310105	$ 586,883
Earned Premium								1111129	996547	1188211	1l61154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	34.4%	93.2%	87.4%	117.4%	105.8%	65.8%	46.3%	73.8%	58.3%	58.5%	53.0%	75.7%	43.8%	68.0%
															Loss Ratio including $50K premium =>				48.6%	43.9%	58.6%	31.7%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ---------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						64.3%	595%	54.7%	14.4%	54.6%	45.1%	65.3%	46.4%	22.8%	42.8%	59.4%	54.5%	50.4%	38.5%	51.5%	49.8%	50.6%
+1					96.8%	86.7%	76.3%	88.8%	34.6%	101.2%	70.6%	56.0%	76.3%	52.8%	62.0%	69.0%	63.8%	67.2%	74.5%	83.3%	78.9%
+2				102.8%	92.7%	92.6%	73.2%	107.0%	66.3%	100.0%	74.7%	93.1%	93.6%	70.2%	73.5%	85.3%	90.7%	91.4%	100.5%	95.9%
+3			113.9%	98.4%	93.9%	97.0%	78.2%	110.4%	90.2%	100.0%	82.9%	96.7%	103.5%	82.8%	94.5%	107.4%	98.8%	102.8%	100.8%
+4		106.8%	101.0%	99.0%	94.6%	98.8%	78.7%	106.7%	97.7%	100.0%	103.0%	100.0%	99.9%	88.6%	104.9%	110.4%	103.0%	106.7%
+5	107.4%	10l..3%	99.8%	99.6%	95.9%	101.2%	89.4%	102.2%	98.9%	100.0%	100.5%	100.0%	99.8%	98.6%	104.6%	99.7%	102.2%
+6	100.0%	100.8%	100.1%	99.5%	100.2%	100.3%	101.1%	102.9%	99.5%	100.0%	100.0%	100.0%	100.0%	101.9%	104.6%	100.0%
+7	100.0%	100.0%	100.1%	99.5%	100.5%	100.3%	99.1%	100.0%	99.5%	100.0%	100.0%	100.0%	100,0%	100.0%	100.0%
+8	100.0%	100.0%	100.1%	99.3%	100.5%	100.2%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9	100.0%	100.0%	100.0%	99.3%	100.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10	100.0%	100.0%	100.0%	99.3%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

U1timate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-2.2%	-6.7%	-0.8%	4.1%	21.1%	49.4%

Exhibit 5
American Inter-Fidelity Exchange @12/2009
Auto Liability – BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg2.xls	Using data through 12/09	In this version, We average
tab=max250	Claims capped at $250,000 per loss – LAE prorated	The last 2 LDF’s
Paid Losses and LAE plus Case Reserves ------------------>

																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END						1826889	528342	332794	87427	164044	324809	556975	377577	329809	645873	768541	1125308	872726	683169	833067	947313	317868	48883988	as of 2009
+1					2469767	2526010	728781	540386	210778	354193	508077	435144	619391	765736	990725	892840	1349260	1199591	1321240	1378354	1473413		47832415	as of 2008
+2				5083944	2522780	2665142	701292	651016	403488	350693	537580	723327	760035	1017932	1161618	1103254	1873645	1642422	1916770	1573964			45614051	as of 2007
+3			8772632	5062989	2553212	2792841	745215	671551	548885	350694	596923	751499	888121	1218632	1532869	1457853	1982408	1874281	1895574				43496306	as of 2006
+4		9511580	8410583	5090468	2570677	2827288	749766	649568	595033	350694	796522	776881	859247	1348214	1689522	1510375	2064017	1987356					41304552	as of 2005
+5	1379578	9689521	8319124	5164667	2605703	2895896	845448	622077	601894	350694	778322	776881	858206	1492572	1684019	1354395	2048516						39497578	as of 2004
+6	1379577	9638698	8338080	5187720	2714019	2868084	1016392	626115	605944	350694	774634	776881	859930	1540566	1684020	1358880							37907251	as of 2003
+7	1379577	9568093	8340203	5185704	2721098	2868087	999438	608498	605944	350694	774634	776881	859930	1513312	1614944								36406391	as of 2002
+8	1379577	9568093	8340359	5222569	2721098	2867587	1009485	608498	608839	350694	774635	776881	859930	1513519									34943198	as of 2001
+9	1379577	9568093	8332920	5222569	2721098	2861720	1009485	608498	608839	350694	774635	776881	859930										34030604	as of 2000
+10	1379577	9570883	8333894	5222569	2709364	2861721	1009485	608498	608839	350694	774635	776881											33554776	as of 1999
+11	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498	608839	350694	774635												32587456	as of 1998
+12	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498	608838	350694													31679636	as of 1997
+13	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498	608839						Only one large open								31143039	as of 1996
+14	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498							claim for $1 MM plus								30707795	as of 1995
															=> cap at zero IBNR
U1timate	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498	608839	350694	774635	776881	859930	1513520	1615055	1358880	2008940	1858296	1899949	1663207	1933434	641611	49592847

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	1	111	0	-39576	-129060	4375	89243	460021	323743	$ 708,859

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	40.1%	100.3%	87.4%	124.8%	110.5%	70.4%	48.1%	76.0%	66.6%	62.8%	57.8%	81.4%	44.8%	72.3%
															Loss Ratio including $50K premium =>				52.1%	47.8%	63.1%	32.3%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ---------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						63.9%	52.3%	54.7. %	14.4%	46.8%	41.9%	71.7%	43.9%	21.8%	40.0%	56.6%	56.0%	47.0%	36.0%	50.1%	49.0%	49.5%
+1					91.2%	88.3%	72.2%	88.8%	34.6%	101.0%	65.6%	56.0%	72.0%	50.6%	61.3%	65.7%	67.2%	64.6%	69.5%	82.9%	76.2%
+2				96.7%	93.1%	93.2%	69.5%	107.0%	66.3%	100.0%	69.4%	93.1%	88.4%	67.3%	71.9%	8U %	93.3%	88.4%	100.9%	94.6%
+3			105.3%	96.3%	94.2%	97.6%	73.8%	110.4%	90.2%	100.0%	77.1%	96.7%	103.3%	80.5%	94.9%	107.3%	98.7%	100.9%	99.8%
+4		99.4%	100.9%	96.8%	94.9%	98.8%	74.3%	106.7%	97.7%	100.0%	102.8%	100.0%	99.9%	89.1%	104.6%	111.l %	102.7%	106.9%
+5	100.0%	101.2%	99.8%	98.2%	962%	101.2%	83.8%	102.2%	98.9%	100.0%	100.5%	100.0%	99.8%	98.6%	104.3%	99.7%	102.0%
+6	100.0%	100.7%	100.1%	98.7%	100.2%	100.3%	100.7%	102.9%	99.5%	100.0%	100.0%	100.0%	100.0%	101.8%	104.3%	100.0%
+7	100.0%	100.0%	100.1%	98.7%	100.4%	100.3%	99.0%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8	100.0%	100.0%	100.1%	99.4%	100.4%	100.2%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9	100.0%	100.0%	100.0%	99.4%	100.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10	100.0%	100.0%	100.0%	99.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

U1timate	100.0%	100.0%	00.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-2.0%	-6.9%	0.2%	5.4%	23.8%	50.5%

Exhibit 6
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg2.xls	Using data through 12/09	In this version, we average
tab=max350	Claims capped at $350,000 per loss – LAE prorated	the last 2 LDF’s.
Paid Losses and LAE plus Case Reserves --------------------------->																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END														329809	645873	768541	1228209	976457	683169	833067	1052264	317868	53385186	as of 2009
+1													619391	765736	993280	892840	1456266	1408207	1321240	1593351	1580345		52309869	as of 2008
+2												723327	760035	1017932	1267171	1103254	1980651	1905645	2017468	1794234			49535665	as of 2007
+3											596923	751499	990114	1218632	1744515	1457853	2085309	2143472	1895626				47367418	as of 2006
+4										383282	906139	776881	961240	1465257	1900875	1510375	2166918	2371295					45071072	as of 2005
+5									601894	383282	888029	776881	960199	1609615	1895372	1483621	2151417						42933216	as of 2004
+6								626115	605944	383282	884341	776881	961923	1657609	1895373	1490494							41136900	as of 2003
+7							1135154	608498	605944	383282	884341	776881	961923	1630355	1826297								39531404	as of 2002
+8						2867587	1146188	608498	608839	383282	884342	776881	961923	1630562									37957606	as of 2001
+9					2953019	2861720	1146188	608498	608839	383282	884342	776881	961923
+10				5563951	2941285	2861721	1146188	608498	608839	383282	884342	776881
+11			9457702	5598051	2941285	2860605	1146188	608498	608839	383282	884342
+12		10619408	9457702	5598051	2941285	2860605	1146188	608498	608838	383282
+13	1480044	10619408	9457702	5598051	2941285	2360605	1146188	608498	608839							Only one large open
+14	1480044	10619408	9457702	5598051	2941285	2360605	1146188	608498								claim for $1 MM plus
																=> cap at zero IBNR
Ultimate	1480044	10619408	9457702	5598051	2941285	2860605	1146188	608498	608839	383282	884342	776881	961923	1630563	1826414	1490494	2116344	2327954	1989021	1957815	2138335	692822	54496813

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	1	117	0	-35073	-43341	93395	163581	557990	374954	######

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	43.8%	114.5%	87.4%	139.6%	119.0%	79.7%	53.4%	80.0%	83.4%	65.7%	68.0%	90.1%	48.4%	79.8%
																Loss Ratio including $50K premium ==>			54.6%	56.3%	69.7%	34.9%
Paid plus Case Reserves as a percent of ULTIMATE INCURRED ------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END														20.2%	35.4%	51.6%	58.0%	41.9%	34.3%	42.6%	49.2%	45.9%
+1													64.4%	47.0%	54.4%	59.9%	68.8%	60.5%	66.4%	81.4%	73.9%
+2												93.1%	79.0%	62.4%	69.4%	74.0%	93.6%	81.9%	101.4%	91.6%
+3											67.5%	96.7%	102.9%	74.7%	95.5%	97.8%	98.5%	92.1%	95.3%
+4										100.0%	102.5%	100.0%	99.9%	89.9%	104.1%	101.3%	102.4%	101.9%
+5									98.9%	100.0%	100.4%	100.0%	99.8%	98.7%	103.8%	99.5%	101.7%
+6								102.9%	99.5%	100.0%	100.0%	100.0%	100.0%	101.7%	103.8%	100.0%
+7							99.0%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8						100.2%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9					100.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10				99.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-1.7%	-1.9%	4.7%	8.4%	26.1%	54.1%

Exhibit 7
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg2.xls	Using data through 12/09	In this version, we average
tab=max500	Claims capped at $500,000 per loss – LAE prorated	the last 2 LDF’s
Paid Losses and LAE plus Case Reserves -------------------------->																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END															645873	768541	1382561	1132054	683169	833067	1209691	317868	58859490	as of 2009
+1														765736	993280	892840	1610618	1721132	1321240	1807092	1740742		57499142	as of 2008
+2													760035	1017932	1425502	1103254	2135003	2216800	2025346	2124640			54150426	as of 2007
+3												751499	1143104	1218632	2061985	1457853	2239661	2456253	1895626				47367418	as of 2006
+4											1070564	776881	1114230	1640822	2217904	1510375	2321270	2853769					45071072	as of 2005
+5										383282	1052589	776881	1113189	1785180	2212401	1677461	2305769						42933216	as of 2004
+6									605944	383282	1048901	776881	1114913	1833174	2212402	1687915							41136900	as of 2003
+7								608498	605944	383282	1048901	776881	1114913	1805920	2143326								39531404	as of 2002
+8							1299457	608498	608839	383282	1048902	776881	1114913	1806127									37957606	as of 2001
+9						2861720	1299457	608498	608839	383282	1048902	776881	1114913
+10					3144403	2861721	1299457	608498	608839	383282	1048902	776881
+11				5934988	3144403	2860605	1299457	608498	608839	383282	1048902
+12			10683174	5934988	3144403	2860605	1299457	608498	608838	383282
+13		11989754	10683174	5934988	3144403	2360605	1299457	608498	608839							Only one large open
+14	1530012	11989754	10683174	5934988	3144403	2360605	1299457	608498								claim for $1 MM plus
																=>cap at zero IBNR
Ultimate	1530012	11989754	10683174	5934988	3144403	2860605	1299457	608498	608839	383282	1048902	776881	1114914	1806128	2143450	1687915	2276207	2981038	2097044	2485768	2565528	788117	60814903

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	1	1	124	0	-29562	127269	201418	361128	824786	470249	######

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	43.8%	135.9%	87.4%	161.8%	131.8%	93.5%	60.5%	86.1%	106.8%	69.3%	86.4%	108.1%	55.0%	91.5%
																Loss Ratio including $50K premium ==>			57.5%	71.5%	83.7%	39.7%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ----->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END															30.1%	45.5%	60.7%	38.0%	32.6%	33.5%	47.2%	40.3%
+1														42.4%	46.3%	52.9%	70.8%	57.7%	63.0%	72.7%	67.9%
+2													68.2%	56.4%	66.5%	65.4%	93.8%	74.4%	96.6%	85.5%
+3												96.7%	102.5%	67.5%	96.2%	86.4%	98.4%	82.4%	90.4%
+4											102.1%	100.0%	99.9%	90.8%	103.5%	89.5%	102.0%	95.7%
+5										100.0%	100.4%	100.0%	99.8%	98.8%	103.2%	99.4%	101.3%
+6									99.5%	100.0%	100.0%	100.0%	100.0%	101.5%	103.2%	100.0%
+7								100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8							100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9						100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10					100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-1.3%	4.3%	9.6%	14.5%	32.1%	59.7%

Exhibit 8
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability
file = Lsdv09 avg2.xls	In this version, we average
tab = runoff	the last 2 LDF's.
page 1

	Paid plus Case	Ultimate	Developed
	at 12/01	at 12/09	12/01 IBNR
1 for $100K triangle through 12/98	25255044	25296160	41116
2 for $100K triangle for 1999	. 568590	569610	1020
3 for $200K triangle for 1999	723327	776881	53554
4 for $200K triangle for 2000-2001	946650	2258352	1311702

5 (1)+.25*(2)+.75*(3)+(4) =	26886337	28279576	1393240

Note 1: The 1999 year is included in the Line (5) total as 25% of the $100K version and 75% of $200K version.

	Paid plus Case	Ultimate	Developed
	at 12/02	at 12/09	12/02 IBNR
1 for $100K triangle through 12/98	25316403	25296160	-20243
2 for $100K triangle for 1999	568173	569610	1437
3 for $200K triangle for 1999	751499	776881	25382
4 for $200K triangle for 2000-2001	1523221	2258352	735131
5 for $200K triangle for 2002	645873	1509377	863504
6 for $250K triangle for 2002	645873	1615055	969182

7 (1)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6) =	28191165	29868212	1677048

Note 1: The 1999 year is included in the Line (7) total as 25% of the $100K version and 75% of $200K version.
Note 2: The 2002 year is included in the Line (7) total as 25% of the $200K version and 75% of $250K version.

	Paid plus Case	Ultimate	Developed
	at 12/03	at 12/09	12/03 IBNR
1 for $100K triangle through 12/98	25298068	25296160	-1908
2 for $100K triangle for 1999	569610	569610	0
3 for $200K triangle for 1999	776881	776881	0
4 for $200K triangle for 2000-2001	1855056	2258352	403296
5 for $200K triangle for 2002	935175	1509377	574202
6 for $250K triangle for 2002	990725	1615055	624330
7 for $250K triangle for 2003	768541	1358880	590339

8 (1)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6)+(7) =	29623566	31227092	1603526

Note l: The 1999 year is included in the Line (8) total as 25% of the $100K version and 75% of $200K version.
Note 2: The 2002 year is included in the Line (8) total as 25% of the $200K version and 75% of $250K version.

	Paid plus Case	Ultimate	Developed
	at 12/04	at 12/09	12/04 IBNR
1 for $100K triangle through 12/98	25296159	25296160	1
2 for $100K triangle for 1999	569610	569610	0
3 for $200K triangle for 1999	776881	776881	0
4 for $200K triangle for 2000-2001	2007831	2258352	250521
5 for $200K triangle for 2002	1108841	1509377	400536
6 for $250K triangle for 2002	1161618	1615055	453437
7 for $250K triangle for 2003-2004	2018148	3367820	1349672

8 (l)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6)+(7) =	31195625	33236032	2040407

Note l: The 1999 year is included in the Line (8) total as 25% of the $100K version and 75% of $200K version.
Note 2: The 2002 year is included in the Line (8) total as 25% of the $200K version and 75% of $250K version.

Exhibit 8
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability
file = Lsdv09 avg2.xls	In this version, we average
tab = runoff	the last 2 LDF's.
page 2

	Paid plus Case	Ultimate	Developed
	at 12/05	at 12/09	12/05 IBNR
1 for $100K triangle through 12/98	25296159	25296160	1
2 for $100K triangle for 1999	569610	569610	0
3 for $200K triangle for 1999	776881	776881	0
4 for $200K triangle for 2000-2001	2091322	2258352	167030
5 for $200K triangle for 2002	1427045	1509377	82332
6 for $250K triangle for 2002	1532869	1615055	82186
7 for $250K triangle for 2003-2005	3325240	5226116	1900876

8 (l)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6)+(7) =	32944197	35094328	2150131

Note l: The 1999 year is included in the Line (8) total as 25% of the $100K version and 75% of $200K version.
Note 2: The 2002 year is included in the Line (8) total as 25% of the $200K version and 75% of $250K version.

	Paid plus Case	Ultimate	Developed
	at 12/06	at 12/09	12/06 IBNR
1 for $100K triangle through 12/98	25296160	25296160	0
2 for $100K triangle for 1999	569610	569610	0
3 for $200K triangle for 1999	776881	776881	0
4 for $200K triangle for 2000-2001	2237404	2258352	20948
5 for $200K triangle for 2002	1583846	1509377	-74469
6 for $250K triangle for 2002	1689522	1615055	-74467
7 for $250K triangle for 2003-2005	4531089	5226116	695027
8 for $250K triangle for 2006	683169	1899949	1216780
9 for $350K triangle for 2006	683169	1989021	1305852

10 (l)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6)+(7)+.5*(8)+.5*(9) =	35135988	37038813	1902825

Note l: The 1999 year is included in the Line (8) total as 25% of the $100K version and 75% of $200K version.
Note 2: The 2002 year is included in the Line (8) total as 25% of the $200K version and 75% of $250K version.
Note 3: The 2006 year is included in the Line (10) total as 50% of the $250K version and 50% of $350K version.

	Paid plus Case	Ultimate	Developed
	at 12/07	at 12/09	12/07 IBNR
1 for $100K triangle through 12/98	25296160	25296160	0
2 for $100K triangle for 1999	569610	569610	0
3 for $200K triangle for 1999	776881	776881	0
4 for $200K triangle for 2000-2001	2285398	2258352	-27046
5 for $200K triangle for 2002	1578343	1509377	-68966
6 for $250K triangle for 2002	1684019	1615055	-68964
7 for $250K triangle for 2003-2005	5135205	5226116	90911
8 for $250K triangle for 2006	1321240	1899949	578709
9 for $350K triangle for 2006	1321240	1989021	667781
10 for $250K triangle for 2007	833067	1663207	830140
11 for $350K triangle for 2007	833067	1957815	1124748
12 for $500K triangle for 2007	833067	2485768	1652701

13 (1)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6)+(+.5*(8)+.5*(9)+.22*(10)+.39*(11)+.39*(12)=	37253733	39137716	1883983

Note 1: The 1999 year is included in the Line (8) total as 25% of the $100K version and 75% of $200K version.
Note 2: The 2002 year is included in the Line (8) total as 25% of the $200K version and 75% of $250K version.
Note 3: The 2006 year is included in the Line (10) total as 50% of the $250K version and 50% of $350K version.
Note 3: The 2007 year is included in the Line (13) total as 22% of the $250K version, 39% of the $350K and 39% of $500K version.

Exhibit 8
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability
file = Lsdv09 avg2.xls	In this version, we average
tab = runoff	the last 2 LDF's.
Page 3

		Paid plus Case	Ultimate	Developed
		at 12/08	at 12/09	12/08 IBNR
1	for $100K triangle through 12/98	25296159	25296160	1
2	for $100K triangle for 1999	569610	569610	0
3	for $200K triangle for 1999	776881	776881	0
4	for $200K triangle for 2000-2001	2258144	2258352	208
5	for $200K triangle for 2002	1578344	1509377	-68967
6	for $250K triangle for 2002	1684020	1615055	-68965
7	for $250K triangle for 2003-2005	5292693	5226116	-66577
8	for $250K triangle for 2006	1916770	1899949	-16821
9	for $350K triangle for 2006	2017468	1989021	-28447
10	for $250K triangle for 2007	1378354	1663207	284853
11	for $350K triangle for 2007	1593351	1957815	364464
12	for $500K triangle for 2007	1807092	2485768	678676
13	for $250K triangle for 2008	947313	1933434	986121
14	for $500K triangle for 2008	1209691	2565528	1355837

15	(1)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6)+(+.5*(8)+.5*(9)+.22*(10)+.39*(11)+.39*(12)+.2*(13)+.8*(14) =	39983405	41576825	1593420

Note 1: The 1999 year is included in the Line (8) total as 25% of the $100K version and 75% of $200K version.
Note 2: The 2002 year is included in the Line (8) total as 25% of the $200K version and 75% of $250K version.
Note 3: The 2006 year is included in the Line (10) total as 50% of the $250K version and 50% of $350K version.
Note 3: The 2007 year is included in the Line (13) total as 22% of the $250K version, 39% of the $350K and 39% of $500K version.
Note 4: The 2008 year is included in the Line (13) total as 20% of the $250K version and 80% of $500K version.

Exhibit 1
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg3.xls	Using data through 12/09	In this version, we average
tab = uncapped	Claims Data Is Uncapped	the last 3 LDF's.
Paid Losses and LAE plus Case Reserves -------------------------->
																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END						1826889	528342	332794	87427	164044	324809	556975	377577	329809	645873	768541	1742716	1308398	683169	833067	1214939	317868	65182733	as of 2009
+1					2469767	2526010	1495127	540386	210778	386782	508077	435144	619391	765736	993280	892840	1970773	2085193	1321240	1956742	1746089		63658753	as of 2008
+2				5083944	3048918	2665142	1457638	651016	403488	383282	537580	723327	760035	1017932	1430014	1103254	2495158	2921985	2025346	2418030			59736195	as of 2007
+3			8772632	5780825	3383880	2792841	1511561	671551	548885	383282	596923	751499	1180339	1218632	2700182	1457853	2599816	3166856	1895626				57228595	as of 2006
+4		9511580	11873981	5778392	3399989	2827288	1516113	649568	595033	383282	1087779	776881	1151465	1939611	2854632	1510375	2681425	3576526					54589114	as of 2005
+5	1379578	13188766	11782522	5852591	3435015	2895896	1611795	622077	601894	383282	1064553	776881	1150424	2083969	2849129	2090986	2665924						50852139	as of 2004
+6	1530012	13137943	11801478	6280488	3543331	2168084	1816040	626115	605944	383282	1060865	776881	1152148	2131963	2849130	2109079							48378473	as of 2003
+7	1530012	13067338	11803793	6299882	3550410	2868087	1799321	608498	605944	383282	1060865	776881	1152148	2104709	2780054								46587868	as of 2002
+8	1530012	13067338	11803949	6336747	3550410	2867587	1810355	608498	608839	383282	1060866	776881	1152148	2104916									44832430	as or 2001
+9	1530012	13067338	11796510	6336747	3550410	2861720	1810355	608498	608839	383282	1060866	776881	1152148										43919601	as of 2000
+10	1530012	13070128	11797484	6336747	3538676	2861721	1810355	608498	608839	383282	1060866	776881											43410471	as of 1999
+11	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608839	383282	1060866												42443151	as of 1998
+12	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608838	383282													41481333	as of 1997
+13	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608839							Only one open cltn							40539700	as of 1996
+14	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498								for $1MM-plus in 2003							40105812	as of 1995
																but don't adj Uncapped
Ultimate	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608839	383282	1060866	776881	1152148	2104917	2780146	2082930	2649384	3881893	2277486	2807528	2887287	937220	67977414

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	1	92	-26149	-16540	305367	381860	389498	1141198	619352	27944681

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	43.8%	137.4%	87.4%	167.2%	153.6%	121.3%	74.6%	100.2%	139.0%	75.2%	97.5%	121.6%	65.4%	105.7%
																Loss Ratio including $50K premium ==>			62.5%	80.7%	94.2%	47.2%
Paid plus Case Reserves a percent of ULTIMATE INCURRED ------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						63.9%	29.2%	54.7%	14.4%	42.8%	30.6%	71.7%	32.8%	15.7%	23.2%	36.9%	65.8%	33.7%	30.0%	29.7%	42.1%	33.9%
+1					69.8%	88.3%	82.6%	88.8%	34.6%	100.9%	47.9%	56.0%	53.8%	36.4%	35.7%	42.9%	74.4%	53.7%	58.0%	69.7%	60.5%
+2				79.8%	86.2%	93.2%	81.1%	107.0%	66.3%	100.0%	50.7%	93.1%	66.0%	48.4%	51.4%	53.0%	94.2%	75.3%	88.9%	86.1%
+3			74.4%	90.7%	95.6%	97.6%	83.5%	110.4%	90.2%	100.0%	56.3%	96.7%	102.4%	57.9%	97.1%	70.0%	98.1%	81.6%	83.2%
+4		72.8%	100.6%	90.7%	96.1%	98.8%	83.7%	106.7%	97.7%	100.0%	102.5%	100.0%	99.9%	92.1%	102.7%	72.5%	101.2%	92.1%
+5	90.2%	100.9%	99.9%	91.9%	97.1%	101.2%	89.0%	102.2%	98.9%	100.0%	100.3%	100.0%	99.9%	99.0%	102.5%	100.4%	100.6%
+6	100.0%	100.5%	100.0%	98.6%	100.1%	100.3%	100.3%	102.9%	99.5%	100.0%	100.0%	100.0%	100.0%	101.3%	102.5%	101.3%
+7	100.0%	100.0%	100.1%	98.9%	100.3%	100.3%	99.4%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8	100.0%	100.0%	100.1%	99.5%	100.3%	100.2%	100.0%	100.0%	100.0%	100.0%.	100.0%	100.0%	100.0%	100.0%
+9	100.0%	100.0%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10	100.0%	100.0%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-1.3%	-0.6%	7.9%	16.8%	13.9%	39.5%	66.1%

Exhibit 3
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg3.xls	Using data through 12/09	In this version, we average
tab = max100	Claims capped at $100,000 per loss – LAE prorated	the last 3 LDF's.
Paid Losses and LAE plus Case Reserves ------->
																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END						1826889	511385	332794	87427	164044	310148	305475	269344	329809	550759	760497	858641	717128	659711	668815	762420	317868	36555265	as of 2009
+1					2469767	2108077	558554	540386	210778	204194	491557	358727	511158	765736	726587	885093	1036906	886665	1109280	1055859	1053033		35945159	as of 2008
+2				5083944	1933879	2305652	548022	590375	403488	200694	521060	568590	609438	918642	905799	1095507	1541156	1107642	1241088	1182385			34716539	as of 2007
+3			8772632	4006777	1964510	2367610	591945	610368	448315	200694	577689	568173	693718	1059244	1135135	1223328	1590322	1161544	1274398				33329636	as of 2006
+4		9511580	6203569	4025557	1983448	2351103	596497	588385	494462	200694	632097	569610	664844	1066787	1276334	1252642	1610856	1106329					31581035	as of 2005
+5	1379578	7284306	6112772	3963466	2018474	2381387	684718	560894	502255	200694	613761	569610	663803	1211145	1273782	1152808	1575824						30239390	as of 2004
+6	1024727	7249007	6131728	3944252	2043132	2447903	659747	564932	506305	200694	610073	569610	665527	1182759	1273783	1153712							28967122	as of 2003
+7	1024727	7191476	6133812	3943803	2036222	2447906	641354	547315	506305	200694	610073	569610	665527	1155505	1204707								27810509	as of 2002
+8	1024727	7191476	6133968	3937996	2036222	2447406	645373	547315	509200	200694	610074	569610	665527	1155712									26664601	as of 2001
+9	1024727	7191476	6126529	3937996	2036222	2441539	645373	547315	509200	200694	610074	569610	665527										25833548	as of 2000
+10	1024727	7194266	6127503	3937996	2024488	2441540	645373	547315	509200	200694	610074	569610											25486785	as of 1999
+11	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509200	200694	610074												24843188	as of 1998
+12	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509199	200694													24220986	as of 1997
+13	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509200							Only one large open							23838290	as of 1996
+14	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315								claim for $1 MM plus							23573573	as of 1995
																=> cap at zero IBNR
Ultimate	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509200	200694	610074	569610	665527	1155712	1204771	1153712	1522803	1036223	1185259	1133973	1160290	528755	36612804

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	72	0	-53021	-70106	-89139	-48412	107257	210887	$57,539

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								165.6%	131.5%	23.0%	79.0%	64.1%	96.6%	84.4%	52.6%	41.3%	57.6%	37.1%	39.2%	39.4%	48.9%	36.9%	51.6%
																Loss Ratio including $50K premium ==>			32.5%	32.6%	37.8%	26.7%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ----------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						74.9%	79.2%	60.8%	17.2%	81.7%	50.8%	53.6%	40.5%	28.5%	45.7%	65.9%	56.4%	69.2%	55.7%	59.0%	65.7%	60.1%
+1					122.0%	86.4%	86.5%	98.7%	41.4%	101.7%	80.6%	63.0%	76.8%	66.3%	60.3%	76.7%	68.1%	85.6%	93.6%	93.1%	90.8%
+2				128.0%	95.5%	94.5%	84.9%	107.9%	79.2%	100.0%	85.4%	99.8%	91.6%	79.5%	75.2%	95.0%	101.2%	106.9%	104.7%	104.3%
+3			143.2%	100.9%	97.0%	97.0%	91.7%	111.5%	88.0%	100.0%	94.7%	99.7%	104.2%	91.7%	94.2%	106.0%	104.4%	112.1%	107.5%
+4		132.2%	101.2%	101.3%	98.0%	96.3%	92.4%	107.5%	97.1%	100.0%	103.6%	100.0%	99.9%	92.3%	105.9%	108.6%	105.8%	106.8%
+5	134.6%	101.3%	99.8%	99.8%	99.7%	97.6%	106.1%	102.5%	98.6%	100.0%	100.6%	100.0%	99.7%	104.8%	105.7%	99.9%	103.5%
+6	100.0%	100.8%	100.1%	99.3%	100.9%	100.3%	102.2%	103.2%	99.4%	100.0%	100.0%	100.0%	100.0%	102.3%	105.7%	100.0%
+7	100.0%	100.0%	100.1%	99.3%	100.6%	100.3%	99.4%	100.0%	99.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8	100.0%	100.0%	100.1%	99.1%	100.6%	100.3%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9	100.0%	100.0%	100.0%	99.1%	100.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10	100.0%	100.0%	100.0%	99.1%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-3.5%	-6.8%	-7.5%	-4.3%	9.2%	39.9%

Exhibit 4
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg3.xls	Using data through 12/09	In this version, we average
tab = max200	Claims capped at $200,000 per loss – LAE prorated	the last 3 LDF's.
Paid Losses and LAE pins Case Reserves -------------------------->
																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END						1826889	528342	332794	87427	164044	324809	506975	375027	329809	645873	768541	1062273	820360	683169	785424	894837	317868	45915101	as of 2009
+1					2469767	2463401	677691	540386	210778	304194	508077	435144	616841	765736	935175	892840	1245142	1095282	1321240	1270856	1418714		44893711	as of 2008
+2				5083944	2366506	2629271	650202	651016	403488	300694	537580	723327	757485	1017932	1108841	1103254	1769527	1487989	1781123	1463829			42949243	as of 2007
+3			8772632	4865282	2394952	2753940	694125	671551	548885	300694	596923	751499	837124	1199581	1427045	1388753	1926877	1675215	1786835				40894907	as of 2006
+4		9511580	7781363	4893026	2412908	2806684	698677	649568	595033	300694	741713	776881	808250	1284113	1583846	1427046	2008486	1737252					38824548	as of 2005
+5	1379578	9028105	7689904	4922946	2447934	2875289	794359	622077	601894	300694	723468	776881	807209	1428471	1578343	1289781	1992985						37208710	as of 2004
+6	1284322	8977282	7708860	4920212	2556250	2847477	897510	626115	605944	300694	719780	776881	808933	1476465	1578344	1293073							35697606	as of 2003
+7	1284322	8906677	7710970	4919312	2563329	2847480	880077	608498	605944	300694	719780	776881	808933	1449211	1509268								34300790	as or 2002
+8	I284322	8906677	7711126	4909976	2563329	2846980	888114	608498	608839	300694	719781	776881	808933	1449418									32894415	as of 2001
+9	1284322	8906677	7703687	4909976	2563329	2841113	888114	608498	608839	300694	719781	776881	808933										31982300	as of 2000
+10	1284322	8909467	7704661	4909976	2551595	2841114	888114	608498	608839	300694	719781	776881											31526814	as of 1999
+11	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608839	300694	719781												30655695	as or 1998
+12	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608838	300694													29796762	as of 1997
+13	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608839							Only one large open							29267668	as or 1996
+14	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498								claim for $1 MM plus							28879242	as of 1995
																=> cap at zero IBNR
Ultimate	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608839	300694	719781	776881	808933	1449418	1509340	1293073	1974087	1643881	1746582	1556535	1900730	697829	46717336

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	72	0	-18898	-93371	-40253	92706	482016	379961	$ 802,235

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	34.4%	93.2%	87.4%	117.4%	105.8%	65.8%	46.3%	74.7%	58.9%	57.7%	54.1%	80.1%	48.7%	68.9%
																Loss Ratio including $50K premium ==>			47.9%	44.7%	62.0%	35.2%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ---------------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						64.3%	59.5%	54.7%	14.4%	54.6%	45.1%	65.3%	46.4%	22.8%	42.8%	59.4%	53.8%	49.9%	39.1%	50.5%	47.1%	45.6%
+1					96.8%	86.7%	76.3%	88.8%	34.6%	101.2%	70.6%	56.0%	76.3%	52.8%	62.0%	69.0%	63.1%	66.6%	75.6%	81.6%	74.6%
+2				102.8%	92.7%	92.6%	73.2%	107.0%	66.3%	100.0%	74.7%	93.1%	93.6%	70.2%	73.5%	85.3%	89.6%	90.5%	102.0%	94.0%
+3			113.9%	98.4%	93.9%	97.0%	78.2%	110.4%	90.2%	100.0%	82.9%	96.7%	103.5%	82.8%	94.5%	107.4%	97.6%	101.9%	102.3%
+4		106.8%	101.0%	99.0%	94.6%	98.8%	78.7%	106.7%	97.7%	100.0%	103.0%	100.0%	99.9%	88.6%	104.9%	110.4%	101.7%	105.7%
+5	107.4%	101.3%	99.8%	99.6%	95.9%	101.2%	89.4%	102.2%	98.9%	100.0%	100.5%	100.0%	99.8%	98.6%	104.6%	99.7%	101.0%
+6	100.0%	100.8%	100.1%	99.5%	100.2%	100.3%	101.1%	102.9%	99.5%	100.0%	100.0%	100.0%	100.0%	101.9%	104.6%	100.0%
+7	100.0%	100.0%	100.1%	99.5%	100.5%	100.3%	99.1%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8	100.0%	100.0%	100.1%	99.3%	100.5%	100.2%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9	100.0%	100.0%	100.0%	99.3%	100.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10	100.0%	100.0%	100.0%	99.3%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-1.0%	-5.7%	-2.3%	6.0%	25.4%	54.4%

Exhibit 5
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Ladv09 avg3.xls	Using data through 12/09	In this version, we average
tab=max250	Claims capped at $250,000 per loss – LAE prorated	the last 3 LDF’s.
Paid Losses and LAE plus Case Reserves ---------->																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END						1826889	528342	332794	87427	164044	324809	556975	377577	329809	645873	768541	1125308	872726	683169	833067	947313	317868	48883988	as of 2009
+1					2469767	2526010	728781	540386	210778	354193	508077	435144	619391	765736	990725	892840	1349260	1199591	1321240	1378354	1473413		47832415	as of 2008
+2				5083944	2522780	2665142	701292	651016	403488	350693	537580	723327	760035	1017932	1161618	1103254	1873645	1642422	1916770	1573964			45614051	as of 2007
+3			8772632	5062989	2553212	2792841	745215	671551	548885	350694	596923	751499	888121	1218632	1532869	1457853	1982408	1874281	1895574				43496306	as of 2006
+4		9511580	8410583	5090468	2570677	2827288	749766	649568	595033	350694	796522	776881	859247	1348214	1689522	1510375	2064017	1987356					41304552	as of 2005
+5	1379578	9689521	8319124	5164667	2605703	2895896	845448	622077	601894	350694	778322	776881	858206	1492572	1684019	1354395	2048516						39497578	as of 2004
+6	1379577	9638698	8338080	5187720	2714019	2868084	1016392	626115	605944	350694	774634	776881	859930	1540566	1684020	1358880							37907251	as of 2003
+7	1379577	9568093	8340203	5185704	2721098	2868087	999438	608498	605944	350694	774634	776881	859930	1513312	1614944								36406391	as of 2002
+8	1379577	9568093	8340359	5222569	2721098	2867587	1009485	608498	608839	350694	774635	776881	859930	1513519									34943198	as of 2001
+9	1379577	9568093	8332920	5222569	2721098	2861720	1009485	608498	608839	350694	774635	776881	859930										34030604	as of 2000
+10	1379577	9570883	8333894	5222569	2709364	2861721	1009485	608498	608839	350694	774635	776881											33554776	as of 1999
+11	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498	608839	350694	774635												32587456	as of 1998
+12	1379577	9570883	8333894	5256669	2709364	2850605	1009485	608498	608838	350694													31679636	as of 1997
+13	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498	608839							Only one large open							31143039	as of 1996
+14	1379577	9570883	8333394	5256669	2709364	2860605	1009485	608498								claim for $1 MM plus							30707795	as of 1995
																==> cap at zero IBNR
Ultimate	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498	608839	350694	774635	776881	859930	1513519	1615018	1358880	2031194	1878541	1866611	1672287	2036378	717346	49789730

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	74	0	-17322	-108815	-28963	98323	562965	399478	$905,742

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Coded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	40.1%	100.3%	87.4%	124.8%	110.5%	70.4%	48.7%	76.8%	67.3%	61.7%	58.1%	85.8%	50.1%	73.1%
																Loss Ratio including $50K premium ==>			51.2%	48.1%	66.4%	36.2%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ----------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						63.9%	52.3%	54.7%	14.4%	46.8%	41.9%	71.7%	43.9%	21.8%	40.0%	56.6%	55.4%	46.5%	36.6%	49.8%	46.5%	44.3%
+1					91.2%	88.3%	72.2%	88.8%	34.6%	101.0%	65.6%	56.0%	72.0%	50.6%	61.3%	65.7%	66.4%	63.9%	70.8%	82.4%	72.4%
+2				96.7%	93.1%	93.2%	69.5%	107.0%	66.3%	100.0%	69.4%	93.1%	88.4%	67.3%	71.9%	81.2%	92.2%	87.4%	102.7%	94.1%
+3			105.3%	96.3%	94.2%	97.6%	73.8%	110.4%	90.2%	100.0%	77.1%	96.7%	103.3%	80.5%	94.9%	107.3%	97.6%	99.8%	101.6%
+4		99.4%	100.9%	96.8%	94.9%	93.8%	74.3%	106.7%	97.7%	100.0%	102.8%	100.0%	99.9%	89.1%	104.6%	111.1%	101.6%	105.8%
+5	100.0%	101.2%	99.8%	98.2%	96.2%	101.2%	83.8%	102.2%	98.9%	100.0%	100.5%	100.0%	99.8%	98.6%	104.3%	99.7%	100.9%
+6	100.0%	100.7%	100.1%	98.7%	100.2%	100.3%	100.7%	102.9%	99.5%	100.0%	100.0%	100.0%	100.0%	101.8%	104.3%	100.0%
+7	100.0%	100.0%	100.1%	98.7%	100.4%	100.3%	99.0%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8	100.0%	100.0%	100.1%	99.4%	100.4%	100.2%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9	100.0%	100.0%	100.0%	99.4%	100.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10	100.0%	100.0%	100.0%	99.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100 0%	100.0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.9%	-5.8%	-1.6%	5.9%	27.6%	55.7%

Exhibit 6
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg3.xls	Using data through 12/09	In this version, we average
tab=max350	Claims capped at $350,000 per loss – LAE prorated	the last 3 LDF’s.
Paid Losses and LAE plus Case Reserves --------------------------->																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END														329809	645873	768541	1228209	976457	683169	833067	1052264	317868	53385186	as of 2009
+1													619391	765736	993280	892840	1456266	1408207	1321240	1593351	1580345		52309869	as of 2008
+2												723327	760035	1017932	1267171	1103254	1980651	1905645	2017468	1794234			49535665	as of 2007
+3											596923	751499	990114	1218632	1744515	1457853	2085309	2143472	1895626				47367418	as of 2006
+4										383282	906139	776881	961240	1465257	1900875	1510375	2166918	2371295					45071072	as of 2005
+5									601894	383282	888029	776881	960199	1609615	1895372	1483621	2151417						42933216	as of 2004
+6								626115	605944	383282	884341	776881	961923	1657609	1895373	1490494							41136900	as of 2003
+7							1135154	608498	605944	383282	884341	776881	961923	1630355	1826297								39531404	as of 2002
+8						2867587	1146188	608498	608839	383282	884342	776881	961923	1630562									37957606	as of 2001
+9					2953019	2861720	1146188	608498	608839	383282	884342	776881	961923
+10				5563951	2941285	2861721	1146188	608498	608839	383282	884342	776881
+11			9457702	5598051	2941285	2860605	1146188	608498	608839	383282	884342
+12		10619408	9457702	5598051	2941285	2860605	1146188	608498	608838	383282
+13	1480044	10619408	9457702	5598051	2941285	2860605	1146188	608498	608839							Only one large open
+14	1480044	10619408	9457702	5598051	2941285	2860605	1146188	608498								claim for $1 MM plus
																=> cap at zero IBNR
Ultimate	1480044	10619408	9457702	5598051	2941285	2860605	1146188	608498	608839	383282	884342	776881	961923	1630562	1826375	1490494	2136943	2318618	1975709	1943293	2261930	769235	54680208

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	78	0	-14474	-52677	80083	149059	681585	451367	########

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	43.8%	114.5%	87.4%	139.6%	119.0%	79.7%	53.4%	80.8%	83.0%	65.3%	67.5%	95.3%	53.7%	80.6%
																Loss Ratio including $50K premium ==			54.2%	55.9%	73.8%	38.8%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END														20.2%	35.4%	51.6%	57.5%	42.1%	34.6%	42.9%	46.5%	41.3%
+1													64.4%	47.0%	54.4%	59.9%	68.1%	60.7%	66.9%	82.0%	69.9%
+2												93.1%	79.0%	62.4%	69.4%	74.0%	92.7%	82.2%	102.1%	92.3%
+3											67.5%	96.7%	102.9%	74.7%	95.5%	97.8%	97.6%	92.4%	95.9%
+4										100.0%	102.5%	100.0%	99.9%	89.9%	104.1%	101.3%	101.4%	102.3%
+5									98.9%	100.0%	100.4%	100.0%	99.8%	98.7%	103.8%	99.5%	100.7%
+6								102.9%	99.5%	100.0%	100.0%	100.0%	100.0%	101.7%	103.8%	100.0%
+7							99.0%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8						100.2%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9					100.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10				99.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.7%	-2.3%	4.1%	7.7%	30.1%	58.7%

Exhibit 7
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg3.xls	Using data through 12/09	In this version, we average
tab=max500	Claims capped at $500,000 per loss – LAE prorated	the last 3 LDF’s
Paid Losses and LAE plus Case Reserves -------------------------->																							Diagonal
ACC Yeat	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END															645873	768541	1382561	1132054	683169	833067	1209691	317868	58859490	as of 2009
+1														765736	993280	892840	1610618	1721132	1821240	1307092	1740742		57499142	as of 2008
+2													760035	1017932	1425502	1103254	2135003	2216800	2025346	2124640			54150426	as of 2007
+3												751499	1143104	1218632	2061985	1457853	2239661	2456253	1895626				47367418	as of 2006
+4											1070564	776881	1114230	1640822	2217904	1510375	2321270	2853769					45071072	as of 2005
+5										383282	1052589	776881	1113109	1785180	2212401	1677461	2305769						42933216	as of 2004
+6									605944	383282	1048901	776881	1114913	1833174	2212402	1687915							41136900	as of 2003
+7								608498	605944	383282	1048901	776881	1114913	1805920	2143326								39531404	as of 2002
+8							1299457	608498	608839	383282	1048902	776881	1114913	1806127									37957606	as of 2001
+9						2861720	1299457	608498	608839	383282	1048902	776881	1114913
+10					3144403	2861721	1299457	608498	608839	383282	1048902	776881
+11				5934988	3144403	2860605	1299457	608498	608839	383282	1048902
+12			10683174	5934988	3144403	2860605	1299457	608498	608838	383282
+13		11989754	10683174	5934988	3144403	2860605	1299457	608498	608839							Only one large open
+14	1530012	11989754	10683174	5934988	3144403	2860605	1299457	608498								claim for $1 MM plus
																=> cap at zero IBNR
Ultimate	1530012	11989754	10683174	5934988	3144403	2860605	1299457	608498	608839	383232	1048902	776881	1114913	1806127	2143408	1687915	2294757	2910894	2119198	2407338	2657108	848641	60859145

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	82	0	-11012	57125	223572	282748	916366	530773	#########

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572352
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Lass Ratio								184.2%	157.3%	43.8%	135.9%	87.4%	161.8%	131.8%	93.5%	60.5%	86.8%	104.2%	70.0%	83.6%	111.9%	59.2%	91.7%
																Loss Ratio including $50K premium ==>			58.2%	69.2%	86.7%	42.8%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ----->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END															30.1%	45.5%	60.2%	38.9%	32.2%	34.6%	45.5%	37.5%
+1														42.4%	46.3%	52.9%	70.2%	59.1%	62.3%	75.1%	65.5%
+2													68.2%	56.4%	66.5%	65.1%	93.0%	76.2%	95.6%	88.3%
+3												96.7%	102.5%	67.5%	96.2%	86.4%	97.6%	84.4%	89.5%
+4											102.1%	100.0%	99.9%	90.8%	103.5%	89.5%	101.2%	98.0%
+5										100.0%	100.4%	100.0%	99.8%	98.8%	103.2%	99.4%	100.5%
+6									99.5%	100.0%	100.0%	100.0%	100.0%	101.5%	103.2%	100.0%
+7								100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8							100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9						100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10					100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.5%	2.0%	10.5%	11.7%	34.5%	62.5%

Exhibit 8
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability
file = Lsdv09 avg3.xls	In this version, we average
tab = runoff	the last 3 LDF's.
Page 1

	Paid plus Case	Ultimate	Developed
	at 12/01	at 12/09	12/01 IBNR
1 for $100K triangle through 12/98	25255044	25296160	41116
2 for $100K triangle for 1999	. 568590	569610	1020
3 for $200K triangle for 1999	723327	776881	53554
4 for $200K triangle for 2000-2001	946650	2258352	1311702

5 (l)+.25*(2)+.75*(3)+(4) =	26886337	28279575	1393239

Note1: The 1999 year is included in theLine (5) total as 25% of the $100K version and 75% of $200K version.

	Paid plus Case	Ultimate	Developed
	at 12/02	at 12/09	12/02 IBNR
1 for $100K triangle through 12/98	25316403	25296160	-20243
2 for $100K triangle for 1999	568173	569610	1437
3 for $200K triangle for 1999	751499	776881	25382
4 for $200K triangle for 2000-2001	1523221	2258352	735131
5 for $200K triangle for 2002	645873	1509340	863467
6 for $250K triangle for 2002	645873	1615018	969145

7 (l)+.25*(2)+.75*(3)+(4) +.25*(5)+.75*(6) =	28191165	29868174	1677009

Note1: The 1999 year is included in theLine (7) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (7) total as 25% of the $200K version and 75% of $250K version.

	Paid plus Case	Ultimate	Developed
	at 12/03	at 12/09	12/03 IBNR
1 for $100K triangle through 12/98	25298068	25296160	-1908
2 for $100K triangle for 1999	569610	569610	0
3 for $200K triangle for 1999	776881	776881	0
4 for $200K triangle for 2000-2001	1855056	2258352	403296
5 for $200K triangle for 2002	935175	1509340	574165
6 for $250K triangle for 2002	990725	1615018	624293
7 for $250K triangle for 2003	768541	1358880	590339

8 (1)+.25*(2)+.75*(3)+(4) +.25*(5)+.75*(6)+(7) =	29623566	31227054	1603488

Note1: The 1999 year is included in theLine (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (8) total as 25% of the $200K version and 75% of $250K version.

	Paid plus Case	Ultimate	Developed
	at 12/04	at 12/09	12/04 IBNR
1 for $100K triangle through 12/98	25296159	25296160	1
2 for $100K triangle for 1999	569610	569610	0
3 for $200K triangle for 1999	776881	776881	0
4 for $200K triangle for 2000-2001	2007831	2258352	250521
5 for $200K triangle for 2002	1108841	1509340	400499
6 for $250K triangle for 2002	1161618	1615018	453400
7 for $250K triangle for 2003-2004	2018148	3390074	1371926

8 (l)+.25*(2)+.75*(3)+(4) +.25*(5)+.75*(6)+(7) =	31195625	33258248	2062623

Note1: The 1999 year is included in theLine (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (8) total as 25% of the $200K version and 75% of $250K version.

Exhibit 8
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability
file = Lsdv09 avg3.xls	In this version, we average
tab = runoff	the last 3 LDF's.
Page 2

	Paid plus Case	Ultimate	Developed
	at 12/05	at 12/09	12/05 IBNR
1 for $100K triangle through 12/98	25296159	25296160	1
2 for $100K triangle for 1999	569610	569610	0
3 for $200K triangle for 1999	776881	776881	0
4 for $200K triangle for 2000-2001	2091322	2258352	167030
5 for $200K triangle for 2002	1427045	1509340	82295
6 for $250K triangle for 2002	1532869	1615018	82149
7 for $250K triangle for 2003-2005	3325240	5268615	1943375

8 (l)+.25*(2)+.75*(3)+(4) +.25*(5)+.75*(6)+(7) =	32944197	35136789	2192591

Note1: The 1999 year is included in theLine (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (8) total as 25% of the $200K version and 75% of $250K version.

	Paid plus Case	Ultimate	Developed
	at 12/06	at 12/09	12/06 IBNR
1 for $100K triangle through 12/98	25296160	25296160	0
2 for $100K triangle for 1999	569610	569610	0
3 for $200K triangle for 1999	776881	776881	0
4 for $200K triangle for 2000-2001	2237404	2258352	20948
5 for $200K triangle for 2002	1583846	1509340	-74506
6 for $250K triangle for 2002	1689522	1615018	-74504
7 for $250K triangle for 2003-2005	4531089	5268615	737526
8 for $250K triangle for 2006	683169	1866611	1183442
9 for $350K triangle for 2006	683169	1975709	1292540

10 (l)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6) +(7)+.5*(8)+.5*(9) =	35135988	37057949	1921960

Note1: The 1999 year is included in theLine (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (8) total as 25% of the $200K version and 75% of $250K version.
Note3: The 2006 year is included in theLine (10) total as 50% of the $250K version and 50% of $350K version.

	Paid plus Case	Ultimate	Developed
	at 12/07	at 12/09	12/07 IBNR
1 for $100K triangle through 12/98	25296160	25296160	0
2 for $100K triangle for 1999	569610	569610	0
3 for $200K triangle for 1999	776881	776881	0
4 for $200K triangle for 2000-2001	2285398	2258352	-27046
5 for $200K triangle for 2002	1578343	1509340	-69003
6 for $250K triangle for 2002	1684019	1615018	-69001
7 for $250K triangle for 2003-2005	5135205	5268615	133410
8 for $250K triangle for 2006	1321240	1866611	545371
9 for $350K triangle for 2006	1321240	1975709	654469
10 for $250K triangle for 2007	833067	1672287	839220
11 for $350K triangle for 2007	833067	1943293	1110226
12 for $500K triangle for 2007	833067	2407388	1574321

13 (1)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6)+(7)+.5*(8)+.5*(9)+.22*(10)+.39*(11)+.39*(12)=	37253733	39122617	1868884

Note1: The 1999 year is included in theLine (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (8) total as 25% of the $200K version and 75% of $250K version.
Note3: The 2006 year is included in theLine (10) total as 50% of the $250K version and 50% of $350K version.
Note3: The 2007 year is included in theLine (13) total as 22% of the $250K version, 39% of the $350K and 39% of $500K version.

Exhibit 8
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability
file = Lsdv09 avg3.xls	In this version, we average
tab = runoff	the last 3 LDF's.
Page 3

		Paid plus Case	Ultimate	Developed
		at 12/08	at 12/09	12/08 IBNR
1	for $100K triangle through 12/98	25296159	25296160	1
2	for $100K triangle for 1999	569610	569610	0
3	for $200K triangle for 1999	776881	776881	0
4	for $200K triangle for 2000-2001	2258144	2258352	208
5	for $200K triangle for 2002	1578344	1509340	-69004
6	for $250K triangle for 2002	1684020	1615018	-69002
7	for $250K triangle for 2003-2005	5292693	5268615	-24078
8	for $250K triangle for 2006	1916770	1866611	-50159
9	for $350K triangle for 2006	2017468	1975709	-41759
10	for $250K triangle for 2007	1378354	1672287	293933
11	for $350K triangle for 2007	1593351	1943293	349942
12	for $500K triangle for 2007	1807092	2407388	600296
13	for $250K triangle for 2008	947313	1672287	724974
14	for $500K triangle for 2008	1209691	2407388	1197697

15	(1)-.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6)+(7) +.5*(8)+.5*(9)+.22*(10)+.39*(l)+.39*(12)+.2*(13)+.8*(14) =	39983405	41382985	1399580

Note1: The 1999 year is included in theLine (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (8) total as 25% of the $200K version and 75% of $250K version.
Note3: The 2006 year is included in theLine (10) total as 50% of the $250K version and 50% of $350K version.
Note3: The 2007 year is included in theLine (13) total as 22% of the $250K version, 39% of the $350K and 39% of $500K version.
Note4: The 2008 year is included in theLine (13) total as 20% of the $250K version and 80% of $500K version.

Exhibit 1
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed to 10 CLOSED (as of 1209)
file = Lsdv09 avg5.xls	Using data through 12/09	In this version, we average
tab = uncapped	Claims Data Is Uncapped	the last 5 LDF's.
Paid Losses and LAE plu= Case Reserves -------------------------->
																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END						1826889	528342	332794	87427	164044	324809	556975	377577	329809	645873	768541	1742716	1308398	683169	833067	1214939	317868	65132733	as of 2009
+1					2469767	2526010	1495127	540386	210778	386782	508077	435144	619391	765736	993280	892840	1970773	2085193	1321240	1956742	1746089		61658753	as of 2008
+2				5083944	3048918	2665142	1467638	651016	403488	383282	537580	723327	760035	1017932	1430014	1103254	2495158	2921985	2025346	2418030			59736196	as of 2007
+3			8772632	5780825	3383880	2792841	1511561	671551	548885	383282	596923	751499	1180339	1218632	2700182	1457853	2599816	3166856	1895626				57228595	as of 2006
+4		9511580	11873981	5778392	3399989	2827288	1516113	649568	595033	383282	1087779	776881	1151465	1939611	2854632	1510375	2681425	3576526					54589114	as of 2005
+5	1379578	13188766	11782522	5852591	3435015	2895896	1611795	622077	601894	383282	1064553	776881	1150424	2083969	2849129	2090986	2665924						50852119	as of 2004
+6	1530012	13137943	11801478	6280488	3543331	2168084	1816040	626115	605944	383282	1060865	776881	1152148	2131963	2849130	2109079							48378473	as of 2003
+7	1530012	13067338	11803793	6299882	3550410	2868087	1799321	608498	605944	383282	1060865	776881	1152148	2104709	2780054								46587868	as of 2002
+8	1530012	13067338	11803949	6336747	3550410	2867587	1810355	608498	608839	383282	1060866	776881	1152148	2104916									44832430	as or 2001
+9	1530012	13067338	11796510	6336747	3550410	2861720	1810355	608498	608839	383282	1060866	776881	1152148										43919601	as of 2000
+10	1530012	13070128	11797484	6336747	3538676	2861721	1810355	608498	608839	383282	1060866	776881											43410471	as of 1999
+11	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608839	383282	1060866												42443151	as of 1998
+12	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608838	383282													41481333	as of 1997
+13	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608839							Only one open clm							40539700	as of 1996
+14	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498								for $IMM-plus in 2003							40105112	as of 1995
																but don't adj Uncapped
Ultimate	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608839	383282	1060866	776881	1152148	2104916	2780110	2093306	2659398	3823126	2338795	3349142	3050287	820650	68588352

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	56	-15773	-6526	246600	443169	931112	1304198	502782	$3,405.619

Earned Premium								1111129	996547	1181211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	.985180	648283	380448	12563435
Net @ 50K Deductible																			616693	599647	691873	551144	2459362
Net Earned								330405	387117	874329	772020	888507	639144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	43.8%	137.4%	87.4%	167.2%	153.6%	121.3%	75.0%	100.6%	136.9%	77.3%	116.3%	128.5%	57.3%	108.1%
																Loss Ratio including $50K premium ==>			64.2%	96.3%	99.5%	41.4%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						63.9%	29.2%	54.7%	14.4%	42.8%	30.6%	71.7%	32.8%	15.7%	23.2%	36.7%	65.5%	34.2%	29.2%	24.9%	39.3%	38.7%
+1					69.8%	88.3%	82.6%	88.8%	34.6%	100.9%	47.9%	56.0%	53.8%	36.4%	35.7%	42.7%	74.1%	54.5%	56.5%	58.4%	57.2%
+2				79.8%	86.1%	93.2%	81.1%	107.0%	66.3%	100.0%	50.7%	93.1%	66.0%	48.4%	51.4%	52.7%	93.8%	76.4%	86.6%	72.2%
+3			74.4%	90.7%	95.6%	97.6%	83.5%	110.4%	90.2%	100.0%	56.3%	96.7%	102.4%	57.9%	97.1%	69.6%	97.8%	82.8%	81.1%
+4		72.8%	100.6%	90.7%	96.1%	98.8%	83.7%	106.7%	97.7%	100.0%	102.5%	100.0%	99.9%	92.1%	102.7%	72.2%	100.8%	93.5%
+5	90.2%	100.9%	99.9%	91.9%	97.1%	101.2%	89.0%	102.2%	98.9%	100.0%	100.3%	100.0%	99.9%	99.0%	102.5%	99.9%	100.2%
+6	100.0%	100.5%	100.0%	98.6%	100.1%	100.3%	100.3%	102.9%	99.5%	100.0%	100.0%	100.0%	100.0%	101.3%	102.5%	100.8%
+7	100.0%	100.0%	100.1%	98.9%	100.3%	100.3%	99.4%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8	100.0%	100.0%	100.1%	99.5%	100.3%	100.2%	100.0%	100.0%	100.0%	100.0%.	100.0%	100.0%	100.0%	100.0%
+9	100.0%	100.0%	100.0%	99.5%	100.3%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10	100.0%	100.0%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.8%	-0.2%	6.5%	18.9%	27.8%	42.8%	61.3%

Exhibit 3
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg5.xls	Using data through 12/09	In this version, we average
tab = max100	Claims capped at $100,000 per loss – LAE prorated	the last 5 LDF's.
Paid Losses and LAE plus Case Reserves -------------------------->
																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END						1826389	511385	332794	87427	164044	310148	305475	269344	329809	550759	760497	858641	717128	659711	668815	762420	317868	36555265	as of 2009
+1					2469767	2108077	558554	540386	210778	204194	491557	358727	511158	765736	726587	885093	1036906	886665	1109280	1055859	1053033		35945159	as of 2008
+2				5083944	1933879	2305652	548022	590375	403488	200694	521060	568590	609438	918642	905799	1095507	1541156	1107642	1241088	1182385			34716539	as of 2007
+3			8772632	4006777	1964510	2367610	591945	610363	448315	200694	577689	568173	693718	1059244	1135135	1223328	1590322	1161544	1274398				33329636	as of 2006
+4		9511580	6203569	4025557	1983448	2351103	596497	588385	494462	200694	632097	569610	664844	1066787	1276334	1252642	1610856	1106329					31581035	as of 2005
+5	1379578	7284306	6112772	3963466	2018474	2381387	684718	560894	502255	200694	613761	569610	663803	1211145	1273782	1152808	1575824						30239390	as of 2004
+6	1024727	7249007	6131728	3944252	2043132	2447903	659747	564932	506305	200694	610073	569610	665527	1182759	1273783	1153712							28967122	as of 2003
+7	1024727	7191476	6133812	3943803	2036222	2447906	641354	547315	506305	200694	610073	569610	665527	1155505	1204707								27810509	as of 2002
+8	1024727	7191476	6133968	3937996	2036222	2447406	645373	547315	509200	200694	610074	569610	665527	1155712									26664601	as of 2001
+9	1024727	7191476	6126529	3937996	2016222	2441539	645373	547315	509200	200694	610074	5S9610	665527										25833548	as of 2000
+10	1024727	7194266	6127503	3937996	2024488	2441540	645373	547315	509200	200694	610074	569610											25486785	as of 1999
+11	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509200	200694	610074												24843188	as of 1998
+12	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509199	200694													24220986	as of 1997
+13	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509200							Only one large open							23838290	as of 1996
+14	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315								claim for $1 MM plus							23573573	as of 1995
																=> cap at zero IBNR
Ultimate	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509200	200694	610074	569610	665527	1155712	1204751	1153712	1544353	1082459	1268837	1257661	1325737	558584	37083104

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	44	0	-31471	-23870	-5561	75276	272704	240716	$527,839

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373836	1432580	25544455
Loss Ratio								165.6%	131.5%	23.0%	79.0%	64.1%	96.6%	84.4%	52.6%	41.3%	58.4%	38.8%	41.9%	43.7%	55.8%	39.0%	53.5%
																Loss Ratio including $50K premium ==>			34.8%	36.2%	43.2%	28.2%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ----------->

	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						74.9%	79.2%	60.8%	17.2%	81.7%	50.8%	53.6%	40.5%	28.5%	45.7%	65.9%	55.6%	66.2%	52.0%	53.2%	57.5%	56.9%
+1					122.0%	36.4%	86.5%	98.7%	41.4%	101.7%	80.6%	63.0%	768%	66.3%	60.3%	76.7%	67.1%	81.9%	87.4%	84.0%	79.4%
+2				128.0%	95.5%	94.5%	84.9%	107.9%	79.2%	100.0%	85.4%	99.8%	91.6%	79.5%	75.2%	95.0%	99.8%	102.3%	97.8%	94.0%
+3			143.2%	100.9%	97.0%	97.0%	91.7%	111.5%	88.0%	100.0%	94.7%	99.7%	104.2%	91.7%	94.2%	106.0%	103.0%	107.3%	100.4%
+4		132.2%	101.2%	101.3%	98.0%	96.3%	92.4%	107.5%	97.1%	100.0%	103.6%	100.0%	99.9%	92.3%	105.9%	108.6%	104.3%	102.2%
+5	134.6%	101.3%	99.8%	99.8%	99.7%	97.6%	106.1%	102.5%	98.6%	100.0%	100.6%	100.0%	99.7%	104.8%	105.7%	99.9%	102.0%
+6	100.0%	100.8%	100.1%	99.3%	100.9%	100.3%	102.2%	103.2%	99.4%	100.0%	100.0%	100.0%	100.0%	102.3%	105.7%	100.0%
+7	100.0%	100.0%	100.1%	99.3%	100.6%	100.3%	99.4%	100.0%	99.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8	100.0%	100.0%	100.1%	99.1%	100.6%	100.3%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9	100.0%	100.0%	100.0%	99.1%	100.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10	100.0%	100.0%	100.0%	99.1%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-2.0%	-2.2%	-0.4%	6.0%	20.6%	43.1%

Exhibit 4
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg5.xls	Using data through 12/09	In this version, we average
tab = max200	Claims capped at $200,000 per loss – LAE prorated	the last 5 LDF's.
Paid Losses and LAE plus Case Reserves -------------------------->
																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END						1826889	528342	332794	87427	164044	324809	506975	375027	329809	645873	768541	1062273	820860	683169	785424	894837	317868	45915101	as of 2009
+1					2469767	2463401	677691	540386	210778	304194	508077	435144	616841	765736	935175	892840	1245142	1095282	1321240	1270856	1418714		44893711	as of 2008
+2				5083944	2366506	2629271	650202	651016	403488	300694	537580	723327	757485	1017932	1108841	1103254	1769527	1487989	1781123	1463829			42949243	as of 2007
+3			8772632	4865282	2394952	2753940	694125	671551	548885	300694	596923	751499	837124	1199581	1427045	1388753	1926877	1675215	1786835				40894907	as of 2006
+4		9511580	7781363	4893026	2412908	2806684	698677	649568	595033	300694	741713	776881	808250	1284113	1583846	1427046	2008486	1737252					38824548	as of 2005
+5	1379578	9028105	7689904	4922946	2447934	2875289	794359	622077	601894	300694	723468	776881	807209	1428471	1578343	1289781	1992985						37208710	as of 2004
+6	1284322	8977282	7708860	4920212	2556250	2847477	897510	626115	605944	300694	719780	776881	808933	1476465	1578344	1293073							35697606	as of 2003
+7	1284322	8906677	7710970	4919312	2563329	2847480	880077	608498	605944	300694	719780	776881	808933	1449211	1509268								34300790	as of 2002
+8	1284322	8906677	7711126	4909976	2563329	2846980	888114	608498	608839	300694	719781	776881	808933	1449418									32894415	as of 2001
+9	1284322	8906677	7703687	4909976	2563329	2841113	888114	608498	608839	300694	719781	776881	808933										31982300	as of 2000
+10	1284322	8909467	7704661	4909976	2551595	2841114	888114	608498	608839	300694	719781	776881											31526814	as of 1999
+11	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608839	300694	719781												30655695	as of 1998
+12	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608838	300694													29796762	as of 1997
+13	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608839							Only one large open							29267668	as of 1996
+14	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498								claim for $1 MM plus							28879242	as of 1995
																=> cap at zero IBNR
Ultimate	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608839	300694	719781	776881	808933	1449418	1509312	1293073	1982435	1719630	1863902	1701590	2079484	699652	47244356

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	44	0	-10550	-17622	77067	237761	660770	381784	$1,329,255

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	34.4%	93.2%	87.4%	117.4%	105.8%	65.8%	46.3%	75.0%	61.6%	61.6%	59.1%	87.6%	48.8%	70.9%
																Loss Ratio including $50K premium ==>			51.1%	48.9%	67.8%	35.3%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ---------------->

	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						64.3%	59.5%	54.7%	14.4%	54.6%	45.1%	65.3%	46.4%	22.8%	42.8%	59.4%	53.6%	47.7%	36.7%	46.2%	43.0%	45.4%
+1					96.8%	86.7%	76.3%	88.8%	34.6%	101.2%	70.6%	56.0%	76.3%	52.8%	62.0%	69.0%	62.8%	63.7%	70.9%	74.7%	68.2%
+2				102.8%	92.7%	92.6%	73.2%	107.0%	66.3%	100.0%	74.7%	93.1%	93.6%	70.2%	73.5%	85.3%	89.3%	86.5%	95.6%	86.0%
+3			113.9%	98.4%	93.9%	97.0%	78.2%	110.4%	90.2%	100.0%	82.9%	96.7%	103.5%	82.8%	94.5%	107.4%	97.2%	97.4%	95.9%
+4		106.8%	101.0%	99.0%	94.6%	98.8%	78.7%	106.7%	97.7%	100.0%	103.0%	100.0%	99.9%	88.6%	104.9%	110.4%	101.3%	101.0%
+5	107.4%	101.3%	99.8%	99.6%	95.9%	101.2%	89.4%	102.2%	98.9%	100.0%	100.5%	100.0%	99.8%	98.6%	104.6%	99.7%	100.5%
+6	100.0%	100.8%	100.1%	99.5%	100.2%	100.3%	101.1%	102.9%	99.5%	100.0%	100.0%	100.0%	100.0%	101.9%	104.6%	100.0%
+7	100.0%	100.0%	100.1%	99.5%	100.5%	100.3%	99.1%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8	100.0%	100.0%	100.1%	99.3%	100.5%	100.2%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9	100.0%	100.0%	100.0%	99.3%	100.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10	100.0%	100.0%	100.0%	99.3%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.5%	-1.0%	4.1%	14.0%	31.8%	54.6%

Exhibit 5
American Inter-Fidelity Exchange @12/2009
 Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg5.xls	Using data through 12/09	In this version, we average
tab = max250	Claims capped at $250,000 per loss – LAE prorated	the last 5 LDF's.
Paid Losses and LAE plus Case Reserves -------------------------->
																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END						1826889	528342	332794	87427	164044	324809	556975	377577	329809	645873	768541	1125308	872726	683169	833067	947313	317868	48883988	as of 2009
+1					2469767	2526010	728781	540386	210778	354193	508077	435144	619391	765736	990725	892840	1349260	1199591	1321240	1378354	1473413		47832415	as of 2008
+2				5083944	2522780	2665142	701292	651016	403488	350693	537580	723327	760035	1017932	1161618	1103254	1873645	1642422	1916770	1573964			45614051	as of 2007
+3			8772632	5062989	2553212	2792841	745215	671551	548885	350694	596923	751499	888121	1218632	1532869	1457853	1982408	1874281	1895574				43496306	as of 2006
+4		9511580	8410583	5090468	2570677	2827288	749766	649568	595033	350694	796522	776881	859247	1348214	1689522	1510375	2064017	1987356					41304552	as of 2005
+5	1379578	9689521	8319124	5164667	2605703	2895896	845448	622077	601894	350694	778322	776881	358206	1492572	1684019	1354395	2048516						39497578	as of 2004
+6	1379577	9638698	8338030	5187720	2714019	2868084	1016392	626115	605944	350694	774634	776881	859930	1540566	1684020	1358880							37907251	as of 2003
+7	1379577	9568093	8340203	5185704	2721098	2868087	999438	608498	605944	350694	774634	776881	859930	1513312	1614944								36406391	as of 2002
+8	1379577	9568093	8340359	5222569	2721098	2867587	1009485	608498	608839	350694	774635	776881	859930	1513519									34943198	as of 2001
+9	1379577	9568093	8332920	5222569	2721098	2861720	1009485	608498	608839	350694	774635	776881	859930										34030604	as of 2000
+10	1379577	9570883	8333894	5222569	2709364	2861721	1009485	608498	608839	350694	774635	776881											33554776	as of 1999
+11	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498	608839	350694	774635												32587456	as of 1998
+12	1379577	9570883	8333894	5256669	2709364	2360605	1009485	608498	608838	350694													31679636	as of 1997
+13	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498	608839							Only one large open							31143039	as of 1996
+14	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498								claim for $1 MM plus							30707795	as of 1995
																=> cap at zero IBNR
Ultimate	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498	608839	350694	774635	776881	859930	1513519	1614989	1358880	2038893	1963812	1993723	1852657	2208129	716675	50361231

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	45	0	-9623	-23544	98149	278693	734716	398807	#########

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ $50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	40.1%	100.3%	87.4%	124.8%	110.5%	70.4%	48.7%	77.1%	70.3%	65.9%	64.4%	93.0%	50.0%	75.3%
																Loss Ratio including $50K premium ==>			54.7%	53.3%	72.0%	36.1%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ----------------->

	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						63.9%	52.3%	54.7%	14.4%	46.8%	41.9%	71.7%	43.9%	21.8%	40.0%	56.6%	55.2%	44.4%	34.3%	45.0%	42.9%	44.4%
+1					91.2%	88.3%	72.2%	88.8%	34.6%	101.0%	65.6%	56.0%	72.0%	50.6%	61.3%	65.7%	66.2%	61.1%	66.3%	74.4%	66.7%
+2				96.7%	93.3%	93.2%	69.5%	107.0%	66.3%	100.0%	69.4%	93.1%	88.4%	67.3%	71.9%	81.2%	91.9%	83.6%	96.1%	85.0%
+3			105.3%	96.3%	94.2%	97.6%	73.8%	110.4%	90.2%	100.0%	77.1%	96.7%	103.3%	80.5%	94.9%	107.3%	97.2%	95.4%	95.1%
+4		99.4%	100.9%	96.8%	94.9%	98.8%	74.3%	106.7%	97.7%	100.0%	102.8%	100.0%	99.9%	89.1%	104.6%	111.1%	101.2%	101.2%
+5	100.0%	101.2%	99.8%	98.2%	96.2%	101.2%	83.8%	102.2%	98.9%	100.0%	100.5%	100.0%	99.8%	98.6%	104.3%	99.7%	100.5%
+6	100.0%	100.7%	100.1%	98.7%	100.2%	100.3%	100.7%	102.9%	99.5%	100.0%	100.0%	100.0%	100.0%	101.8%	104.3%	100.0%
+7	100.0%	100.0%	100.1%	98.7%	100.4%	100.3%	99.0%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8	100.0%	100.0%	100.1%	99.4%	100.4%	100.2%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9	100.0%	100.0%	100.0%	99.4%	100.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10	100.0%	100.0%	100.0%	99.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.5%	-1.2%	4.9%	15.0%	33.3%	55.6%

Exhibit 6
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg5.xls	Using data through 12/09	In this version, we average
tab=max350	Claims capped at $350,000 per loss – LAE prorated	the last 5 LDF's.
Paid Losses and LAE plus Case Reserves ------------------------------>
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Diagonal Total
YEAR END														329809	645873	768541	1228209	976457	683169	813067	1052264	317868	53385186	as of 2009
+1													619391	765736	993280	892840	1456266	1408207	1321240	1593351	1580345		52309869	as of 2008
+2												723327	760035	1017932	1267171	1103254	1980651	1905645	2017468	1794234			49535665	as of 2007
+3											596923	751499	990114	1218632	1744515	1457853	2085309	2143472	1895626				47367418	as of 2006
+4										383282	906139	776881	961240	1465257	1900875	1510375	2166918	2371295					45071072	as of 2005
+5									601894	383282	888029	776881	960199	1609615	1895372	1483621	2151417						42933216	as of 2004
+6								626115	605944	383282	884341	776881	961923	1657609	1895373	1490494							41136900	as of 2003
+7							1135154	608498	605944	383282	884341	776881	961923	1630355	1826297								39531404	as of 2002
+8						2867587	1146188	608498	608839	383282	884342	776881	961923	1630562									37957606	as of 2001
+9					2953019	2861720	1146188	608498	608839	383282	884342	776881	961923
+10				5563951	2941285	2861721	1146188	608498	608839	383282	884342	776881
+11			9457702	5598051	2941285	2860605	1146188	608498	608839	383282	884342
+12		10619408	9457702	5598051	2941285	2860605	1146188	608498	608838	383282
+13	1480044	10619408	9457702	5598051	2941285	2860605	1146188	608498	608839							Only one large open
+14	1480044	10619408	9457702	5598051	2941285	2860605	1146188	608498								claim for $1 MM plus
																=> cap at zero IBNR
Ultimate	1480044	10619408	9457702	5598051	2941285	2860605	1146188	608498	608839	383282	884342	776881	961923	1630562	1826344	1490494	2143467	2388974	2082754	2175145	2442740	748448	55255976

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	47	0	-7950	17679	187128	380911	862395	430580	#########

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	43.8%	114.5%	87.4%	139.6%	119.0%	79.7%	53.4%	81.1%	85.6%	68.8%	75.6%	102.9%	52.2%	82.8%
																Loss Ratio including $50K premium ==			57.2%	62.5%	79.7%	37.7%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED ----------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END														20.2%	35.4%	51.6%	57.3%	40.9%	32.8%	38.3%	43.1%	42.5%
+1													64.4%	47.0%	54.4%	59.9%	67.9%	58.9%	63.4%	73.3%	64.7%
+2												93.1%	79.0%	62.4%	69.4%	74.0%	92.4%	79.8%	96.9%	82.5%
+3											67.5%	96.7%	102.9%	74.7%	95.5%	97.8%	97.3%	89.7%	91.0%
+4										100.0%	102.5%	100.0%	99.9%	89.9%	104.1%	101.3%	101.1%	99.3%
+5									98.9%	100.0%	100.4%	100.0%	99.8%	98.7%	103.8%	99.5%	100.4%
+6								102.9%	99.5%	100.0%	100.0%	100.0%	100.0%	101.7%	103.8%	100.0%
+7							99.0%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8						100.2%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9					100.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10				99.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.4%	0.7%	9.0%	17.5%	35.3%	57.5%

Exhibit 7
American Inter-Fidelity Exchange @12/2009
Auto Liability – BI and PD Liability

Source: diskette files closed94 lo CLOSED (as of 1209)
file = Lsdv09 avg5.xls	Using data through 12/09	In this version, we average
tab=max500	Claims capped at $500,000 per loss — LAE prorated	the last 5 LDFs.
Paid Losses and LAE plus Case Reserves ==============>
																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END															645873	768541	1382561	1132054	683169	833067	1209691	317868	58859490	as of 2009
+1														765736	993280	892840	1610618	1721132	1321240	1807092	1740742		57499142	as of 2008
+2													760035	1017932	1425502	1103254	2135003	2216800	2025346	2124640			54150426	as of 2007
+3												751499	1143104	1218632	2061985	1457853	2239661	2456253	1895626				47367418	as of 2006
+4											1070564	776881	1114230	1640822	2217904	1510375	2321270	2853769					45071072	as of 2005
+5										383282	1052589	776881	1113189	1785180	2212401	1677461	2305769						42933216	as of 2004
+6									605944	383282	1048901	776881	1114913	1833174	2212402	1687915							41136900	as of 2003
+7								608498	605944	383282	1048901	776881	1114913	1805920	2143326								39531404	as of 2002
+8							1299457	608498	608839	383282	1048902	776881	1114913	1806127									37957606	as of 2001
+9						2861720	1299457	608498	608839	383282	1048902	776881	1114913
+10					3144403	2861721	1299457	608498	608839	383282	1048902	776881
+11				5934988	3144403	2860605	1299457	608498	608839	383282	1048902
+12			10683174	5934988	3144403	2860605	1299457	608498	608838	383282
+13		11989754	10683174	5934988	3144403	2860605	1299457	608498	608839							Only one large open
+14	1530012	11989754	10683174	5934988	3144403	2860605	1299457	608498								claim for $1 MM plus
																==> cap at zero IBNR
Ultimate	1530012	11989754	10683174	5934988	3144403	2860605	1299457	608498	608839	383282	1048902	776881	1114913	1806127	2143376	1687915	2299851	2943994	2199815	2709520	2824545	782164	61381015

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	50	0	-5918	90225	304189	584880	1083803	464296

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	43.8%	135.9%	87.4%	161.8%	131.8%	93.5%	60.5%	87.0%	105.4%	72.7%	94.1%	119.0%	54.6%	93.7%
															Less Ratio including $50K premium ==				60.4%	77.9%	92.1%	39.4%

Paid plus Case Reserves as a percent of ULTIMATE INCURRED =======>
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END															30.1%	45.5%	60.1%	38.5%	31.1%	30.7%	42.8%	40.6%
+1														42.4%	46.3%	52.9%	70.0%	58.5%	60.1%	66.7%	61.6%
+2													68.2%	56.4%	66.5%	65.4%	92.8%	75.3%	92.1%	78.4%
+3												96.7%	102.5%	67.5%	96.2%	86.4%	97.4%	83.4%	86.2%
+4											102.1%	100.0%	99.9%	90.8%	103.5%	89.5%	100.9%	96.9%
+5										100.0%	100.4%	100.0%	99.8%	98.8%	103.2%	99.4%	100.3%
+6									99.5%	100.0%	100.0%	100.0%	100.0%	101.5%	103.2%	100.0%
+7								100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8							100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9						100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10					100.0%	100.0%	100.0%	100.0%	100.0%	100j0%	100.0%	100.0%
+11				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+ 14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.3%	3.1%	13.8%	21.6%	38.4%	59.4%

Exhibit 8
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

file = Lsdv09 avg5.xls	In this version, we average
tab = runoff	the last 5 LDF's.
Page 1

		Paid plus Case	Ultimate	Developed
		at 12/01	at 12/09	12/01 IBNR
1	for $100K triangle through 12/98	25255044	25296160	41116
2	for $100K triangle for 1999	568590	569610	1020
3	for $200K triangle for 1999	723327	776881	53554
4	for $200K triangle for 2000-2001	946650	2258351	1311701

5	(l)+.25*(2)+.75*(3)+(4) =	26886337	28279575	1393238

Note1: The 1999 year is included in the Line (5) total as 25% of the $100K version and 75% of $200K version.

		Paid plus Case	Ultimate	Developed
		at 12/02	at 12/09	12/02 IBNR
1	for $100K triangle through 12/98	25316403	25296160	-20243
2	for $100K triangle for 1999	568173	569610	1437
3	for $200K triangle for 1999	751499	776881	25382
4	for $200K triangle for 2000-2001	1523221	2258351	735130
5	for $200K triangle for 2002	645873	1509312	863439
6	for $250K triangle for 2002	645873	1614989	969116

7	(l)+.25*(2)+.75*(3)+(4) +.25*(5)+.75*(6) =	28191165	29868144	1676980

Note1: The 1999 year is included in the Line (7) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in the Line (7) total as 25% of the $200K version and 75% of $250K version.

		Paid plus Case	Ultimate	Developed
		at 12/03	at 12/09	12/03 IBNR
1	for $100K triangle through 12/98	25298068	25296160	-1908
2	for $100K triangle for 1999	569610	569610	0
3	for $200K triangle for 1999	776881	776881	0
4	for $200K triangle for 2000-2001	1855056	2258351	403295
5	for $200K triangle for 2002	935175	1509312	574137
6	for $250K triangle for 2002	990725	1614989	624264
7	for $250K triangle for 2003	768541	1358880	590339

8	(l)+.25*(2)+.75*{3)+(4) +.25*(5)+.75*(6)+(7) =	29623566	31227024	1603458

Note1: The 1999 year is included in the Line (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in the Line (8) total as 25% of the $200K version and 75% of $250K version.

		Paid plus Case	Ultimate	Developed
		at 12/04	at 12/09	12/04 IBNR
1	for $100K triangle through 12/98	25296159	25296160	1
2	for $100K triangle for 1999	569610	569610	0
3	for $200K triangle for 1999	776881	776881	0
4	for $200K triangle for 2000-2001	2007831	2258351	250520
5	for $200K triangle for 2002	1108841	1509312	400471
6	for $250K triangle for 2002	1161618	1614989	453371
7	for $250K triangle for 2003-2004	2018148	3397773	1379625

8	(l)+.25*(2)+.75*(3)+(4) +.25*(5)+.75*(6)+(7) =	31195625	33265917	2070292

Note1: The 1999 year is included in the Line (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in the Line (8) total as 25% of the $200K version and 75% of $250K version.

Exhibit 8
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

file = Lsdv09 avg5.xls	In this version, we average
tab = runoff	the last 5 LDF's.
page 2

		Paid plus Case	Ultimate	Developed
		at 12/05	at 12/09	12/05 IBNR
1	for $100K triangle through 12/98	25296159	25296160	1
2	for $100K triangle for 1999	569610	569610	0
3	for $200K triangle for 1999	776881	776881	0
4	for $200K triangle for 2000-2001	2091322	2258351	167029
5	for $200K triangle for 2002	1427045	1509312	82267
6	for $250K triangle for 2002	1532869	1614989	82120
7	for $250K triangle for 2003-2005	3325240	5361585	2036345

8	(l)+-.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6)+(7) =	32944197	35229729	2285532

Notel: The 1999 year is included in the Line (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in the Line (8) total as 25% of the $200K version and 75% of $250K version.

		Paid plus Case	Ultimate	Developed
		at 12/06	at 12/09	12/06 IBNR
1	for $100K triangle through 12/98	25296160	25296160	0
2	for $100K triangle for 1999	569610	569610	0
3	for $200K triangle for 1999	776881	776881	0
4	for $200K triangle for 2000-2001	2237404	2258351	20947
5	for $200K triangle for 2002	1583846	1509312	-74534
6	for $250K triangle for 2002	1689522	1614989	-74533
7	for $250K triangle for 2003-2005	4531089	5361585	830496
8	for $250K triangle for 2006	683169	1993723	1310554
9	for $350K triangle for 2006	683169	2082754	1399585

10	(1)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6) +(7)+.5*(8)+.5*(9) =	35135988	37267968	2131979

Note1: The 1999 year is included in the Line (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in the Line (8) total as 25% of the $200K version and 75% of $250K version.
Note3: The 2006 year is included in the Line (10) total as 50% of the $250K version and 50% of $350K version.

		Paid plus Case	Ultimate	Developed
		at 12/07	at 12/09	12/07 IBNR
1	for $100K triangle through 12/98	25296160	25296160	0
2	for $100K triangle for 1999	569610	569610	0
3	for $200K triangle for 1999	776881	776881	0
4	for $200K triangle for 2000-2001	2285398	2258351	-27047
5	for $200K triangle for 2002	1578343	1509312	-69031
6	for $250K triangle for 2002	1684019	1614989	-69030
7	for $250K triangle for 2003-2005	5135205	5361585	226380
8	for $250K triangle for 2006	1321240	1993723	672483
9	for $350K triangle for 2006	1321240	2082754	761514
10	for $250K triangle for 2007	833067	1852657	1019590
11	for $350K triangle for 2007	833067	2175145	1342078
12	for $500K triangle for 2007	833067	2709520	1876453

13	(l)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6)+(7)+.5*(8)+.5*(9)+.22*(10)+.39*(11)+.39*(12)=	37253733	39580571	2326838

Note1: The 1999 year is included in the Line (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in the Line (8) total as 25% of the $200K version and 75% of $250K version.
Note3: The 2006 year is included in the Line (10) total as 50% of the $250K version and 50% of $350K version.
Note3: The 2007 year is included in the Line (13) total as 22% of the $250K version, 39% of the $350K and 39% of $500K version.

Exhibit 8
American Inter-Fidelity Exchange @12/2009
Auto Liability - BI and PD Liability

file = Lsdv09 avg5.xls	In this version, we average
tab = runoff	the last 5 LDF's.
Page 3

		Paid plus Case	Ultimate	Developed
		at 12/08	at 12/09	12/08 IBNR
1	for $100K triangle through 12/98	25296159	25296160	1
2	for $100K triangle for 1999	569610	569610	0
3	for $200K triangle for 1999	776881	776881	0
4	for $200K triangle for 2000-2001	2258144	2258351	207
5	for $200K triangle for 2002	1578344	1509312	-69032
6	for $250K triangle for 2002	1684020	1614989	-69031
7	for $250K triangle for 2003-2005	5292693	5361585	68892
8	for $250K triangle for 2006	1916770	1993723	76953
9	for $350K triangle for 2006	2017468	2082754	65286
10	for $250K triangle for 2007	1378354	1852657	474303
11	for $350K triangle for 2007	1593351	2175145	581794
12	for $500K triangle for 2007	1807092	2709520	902428
13	for $250K triangle for 2008	947313	1852657	905344
14	for $500K triangle for 2008	1209691	2709520	1499829

15	(l)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6)+(7)+.5*(8)+.5*(9)+.22*(10)+.39*(l 1)+.39*(12)= +.2*(13)+.8*(14) =	39983405	42118718	2135313

Note1: The 1999 year is included in the Line (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in the Line (8) total as 25% of the $200K version and 75% of $250K version.
Note3: The 2006 year is included in the Line (10) total as 50% of the $250K version and 50% of $350K version,
Note3: The 2007 year is included in the Line (13) total as 22% of the $250K version, 39% of the $350K and 39% of $500K version.
Note 4: The 2008 year is included in the Line (13) total as 20% of the $250K version and 80% of $500K version.

American Inter-Fidelity at 12/09
Worksheet – Auto Liability Rate Changes from 2008 to 2009

file = JPCA Sept09Actuaryreport.xls
Insurance rates	sheet = rates v2
NA- not covered by AIFE for this time frame or no revenue
Revised to ignore NA policies

	Per AON:		1st Half of 2009			2nd Half of 2009
Policy period ends:	7/1/2008			Reinsurance			Reinsurance		Rate Change		Premium	Premium	Weighted Average
Company	Except:		Liability rate	Rate	Difference	Liability rate	Rate	Difference	Gross	Net	Gross	Net	Gross	Net
Antler		01/01/09-06/30/09	2.00%	0.48%	1.53%	2.00%	0.482%	1.52%	0.0%	-0.5%	$70,885.76	$53,960.30	0.00%	-0.02%
CNT		01/01/09-06/30/09	2.00%	0.48%	1.53%	2.00%	0.482%	1.52%	0.0%	-0.5%	$338,186.16	$257,464.52	0.00%	-0.08%
Fivestar		01/01/09-06/30/09	2.00%	0.48%	1.53%	2.00%	0.482%	1.52%	0.0%	-0.5%	$90,387.85	$68,807.00	0.00%	-0.02%
Fast Freight Systems		01/01/09-06/30/09	2.00%	0.48%	1.53%	2.00%	0.482%	1.52%	0.0%	-0.5%	$7,975.65	$6,056.88	0.00%	0.00%
Freightmaster		01/01/09-06/30/09	2.00%	0.48%	1.53%
Gulfline		01/01/09-06/30/09	2.00%	0.48%	1.53%	2.00%	0.482%	1.52%	0.0%	-0.5%	$13,973.73	$10,642.62	0.00%	0.00%

Keystone CAM		01/01/09-06/30/09	2.90%	0.64%	2.26%	2.90%	0.318%	2.58%	0.0%	14.2%	$21,105.62	$17,274.26	0.00%	0.17%
Keystone Main-Willmington		01/01/09-06/30/09	2.90%	0.36%	2.55%	2.90%	0.318%	2.58%	0.0%	1.5%	$129,365.94	$114,068.10	0.00%	0.11%
CAM-Gulfport		01/01/09-06/30/09	2.90%	0.57%	2.33%	2.90%	0.514%	2.39%	0.0%	2.4%	$61,855.79	$50,099.68	0.00%	0.08%
Patriot		01/01/09-06/30/09	3.18%	0.44%	2.74%	3.18%	0.279%	2.90%	0.0%	6.9%	$480,715.23	$422,076.80	0.00%	1.71%
TLI		01/01/09-06/30/09	3.35%	0.23%	3.12%	3.35%	0.228%	3.12%	0.0%	0.1%	$69,503.79	$64,759.49	0.00%	0.00%
TLIGA		01/01/09-06/30/09	3.20%	0.23%	2.97%	3.20%	0.228%	2.97%	0.0%	0.1%	$91,181.13	$84,646.58	0.00%	0.00%

Blue & Gray	4/1/2009	01/01/09-03/31/09	3.00%	0.56%	2.44%
Bruin		01/01/09-06/30/09	3.50%	0.60%	2.90%	3.50%	0.540%	2.96%	0.0%	2.1%	$35,432.75	$29,544.13	0.00%	0.04%
CAM		01/01/09-06/30/09	3.40%	0.57%	2.83%	3.40%	0.514%	2.89%	0.0%	2.0%	$52,902.32	$44,296.24	0.00%	0.06%
Centrans		01/01/09-06/30/09	3.00%	0.83%	2.17%	3.00%	0.318%	2.68%	0.0%	23.6%	$3,649.29	$2,892.36	0.00%	0.05%
Commercial Cartage		01/01/09-06/30/09	3.25%	0.62%	2.63%	3.25%	0.555%	2.70%	0.0%	2.5%	$49,837.56	$40,806.48	0.00%	0.07%
Liberty		01/01/09-06/30/09	3.50%	0.65%	2.85%	3.50%	0.571%	2.93%	0.0%	2.8%	$44,311.63	$36,438.43	0.00%	0.07%
Enterprise	4/1/2008	01/01/09-03/31/09	3.00%	0.88%	2.12%	3.00%	0.501%	2.50%	0.0%	17.9%	$25,480.65	$19,545.04	0.00%	0.24%
Cross Transportation (Exceter)		01/01/09-06/30/09	3.30%	0.88%	2.42%	3.30%	0.576%	2.72%	0.0%	12.6%	$42,599.58	$33,226.31	0.00%	0.29%
Thunderbird		01/01/09-06/30/09	3.00%	0.65%	2.35%	3.25%	0.318%	2.93%	8.3%	24.6%	$6,007.63	$5,017.64	0.03%	0.09%
Venture		01/01/09-06/30/09	3.50%	0.36%	3.15%	3.50%	0.318%	3.18%	0.0%	1.2%	$98,798.37	$88,638.22	0.00%	0.07%
Freightmaster Kearny		01/01/09-06/30/09	3.60%	0.00%	3.60%
Lucas	4/1/2008	01/01/09-03/31/09	3.00%	0.83%	2.17%

		Average	2.90%	0.53%	2.36%	2.91%	0.43%	2.48%	0.42%	5.55%	$1,734,156.68	$1,450,260.07	0.03%	2.93%
													Weighted Average – but NOT Including NA accounts

Exhibit 9
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability
Projection of Ultimate Claim Counts
Using data through 12/09

Source: diskette file closed94 to closed1209
file = Claim DEV 09.xls

																	In this version, we average
Reported Claims --------------------------------------->																	the last 5 LDF’s.						Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END							153	73	73	53	75	54	72	98	145	161	268	205	223	251	159	114	7043	as of 2009
+1						416	158	80	80	60	81	65	84	105	158	174	276	223	238	261	169		6917	as of 2008
+2					396	417	160	81	80	61	82	66	86	106	159	175	278	226	240	264			6744	as of 2007
+3				907	399	418	161	81	80	62	82	66	86	106	159	175	278	228	239				6475	as of 2006
+4			1606	907	399	418	161	81	80	62	82	66	86	106	159	175	278	228					6232	as of 2005
+5		1153	1606	907	399	418	161	81	80	62	82	66	86	106	159	175	278						6018	as of 2004
+6	210	1153	1606	907	399	418	161	81	80	62	82	66	86	106	159	175							5736	as of 2003
+7	210	1153	1606	907	399	418	161	81	80	62	82	66	86	106	159								5561	as of 2002
+8	210	1153	1606	907	399	418	161	81	80	62	82	66	86	106									5407	as of 2001
+9	210	1153	1606	907	399	418	161	81	80	62	82	66	86										5296	as of 2000
+10	210	1153	1606	907	399	418	161	81	80	62	82	66											5211	as of 1999
+11	210	1153	1606	907	399	418	161	81	80	62	82												5150	as of 1998
+12	210	1153	1606	907	399	418	161	81	80	62													5068	as of 1997
+13	210	1153	1606	907	399	418	161	81	80														5006	as of 1996
+14	210	1153	1606	907	399	418	161	81															4923	as of 1995

Ultimate	210	1153	1606	907	399	418	161	81	80	62	82	66	86	106	159	175	278	228	239	264	171	122	7053

IBNR	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2	8	10

														Reported Claims on Policies with $50K deductible ====>					50	92	65	49	256

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Claims per $1000 Net Premium (including $50K premiums and claims)								0.245	0.207	0.071	0.106	0.074	0.125	0.077	0.069	0.063	0.105	0.082	0.066	0.076	0.056	0.061	0.074
Claims per $1000 Net Premium (excluding $50K premiums and claims)								0.245	0.207	0.071	0.106	0.074	0.125	0.077	0.069	0.063	0.105	0.082	0.062	0.060	0.045	0.051	0.073

Paid plus Case Reserves as a percent of ULTIMATE INCURRED----------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						0.0%	95.0%	90.1%	91.3%	85.5%	91.5%	81.8%	83.7%	92.5%	91.2%	92.0%	96.4%	89.9%	93.3%	95.0%	93.1%	93.5%
+1					0.0%	99.5%	98.1%	98.8%	100.0%	96.8%	98.8%	98.5%	97.7%	99.1%	99.4%	99.4%	99.3%	97.8%	99.6%	98.8%	99.0%
+2				0.0%	99.2%	99.8%	99.4%	100.0%	100.0%	98.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	99.1%	100.4%	99.9%
+3			0.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+4		0.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+5	0.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+6	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+7	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+8	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+9	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+10	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+11	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	1.0%	6.5%

Exhibit 10
American Inter-Fidelity Exchange @ 12/2009
Auto Liability — BI and PD Liability

file = Exh 10 Avg AutoLiab Clm 1209.xls

	1988-1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
Ultimate Claim Counts	4854	81	80	62	82	66	86	106	159	175	278	228	239	264	171	122	7053

Average of Last 5 LDF's
Cap at $100,000	23428877	547315	509200	200694	610074	569610	665527	1155712	1204751	1153712	1544353	1082459	1268837	1257661	1325737	558584	37083104
Cap at $200,000	29122233	608498	608839	300694	719781	776881	808933	1449418	1509312	1293073	1982435	1719630	1863902	1701590	2079484	699652	47244356
Cap at $250,000	31120477	608498	608839	350694	774635	776881	859930	1513519	1614989	1358880	2038893	1963812	1993723	1852657	2208129	716675	50361231
Cap at $350,000	34103283	608498	608839	383282	884342	776881	961923	1630562	1826344	1490494	2143467	2388974	2082754	2175145	2442740	748448	55255976
Cap at $500,000	37442393	608498	608839	383282	1048902	776881	1114913	1806127	2143376	1687915	2299851	2943994	2199815	2709520	2824545	782164	61381015

Average Claim @ $100K	$4,827	$6,757	$6,365	$3,237	$7,440	$8,630	$7,739	$10,903	$7,577	$6,593	$5,555	$4,748	$5,309	$4,759	$7,764	$4,584	$5,258
Average Claim @ $200K	$6,000	$7,512	$7,610	$4,850	$8,778	$11,771	$9,406	$13,674	$9,493	$7,389	$7,131	$7,542	$7,799	$6,440	$12,178	$5,741	$6,699
Average Claim @ $250K	$6,411	$7,512	$7,610	$5,656	$9,447	$11,771	$9,999	$14,278	$10,157	$7,765	$7,334	$8,613	$8,342	$7,011	$12,932	$5,881	$7,141
Average Claim @ $350K	$7,026	$7,512	$7,610	$6,182	$10,785	$11,771	$11,185	$15,383	$11,486	$8,517	$7,710	$10,478	$8,714	$8,232	$14,306	$6,142	$7,835
Average Claim @ $500K	$7,714	$7,512	$7,610	$6,182	$12,791	$11,771	$12,964	$17,039	$13,480	$9,645	$8,273	$12,912	$9,204	$10,254	$16,542	$6,418	$8,703

Average of Last 3 LDF's
Cap at $100,000	23428877	547315	509200	200694	610074	569610	665527	1155712	1204779	1153712	1522803	1036223	1185259	1133973	1160290	528755	36612804
Cap at $200,000	29122233	608498	608839	300694	719781	776881	808933	1449418	1509340	1293073	1974087	1643881	1746582	1556535	1900730	697829	46717336
Cap at $250,000	31120477	608498	608839	350694	774635	776881	859930	1513519	1615018	1358880	2031194	1878541	1866611	1672287	2036378	717346	49789730
Cap at $350,000	34103283	608498	608839	383282	884342	776881	961923	1630562	1826375	1490494	2136943	2318618	1975709	1943293	2261930	769235	54680208
Cap at $500,000	37442393	608498	608839	383282	1048902	776881	1114913	1806127	2143408	1687915	2294757	2910894	2119198	2407388	2657108	848641	60859145

Average Claim @ $100K	$4,827	$6,757	$6,365	$3,237	$7,440	$8,630	$7,739	$10,903	$7,577	$6,593	$5,478	$4,545	$4,959	$4,291	$6,795	$4,339	$5,191
Average Claim @ $200K	$6,000	$7,512	$7,610	$4,850	$8,778	$11,771	$9,406	$13,674	$9,493	$7,389	$7,101	$7,210	$7,308	$5,891	$11,132	$5,726	$6,624
Average Claim @ $250K	$6,411	$7,512	$7,610	$5,656	$9,447	$11,771	$9,999	$14,278	$10,157	$7,765	$7,306	$8,239	$7,810	$6,329	$11,926	$5,886	$7,060
Average Claim @ $350K	$7,026	$7,512	$7,610	$6,182	$10,785	$11,771	$11,185	$15,383	$11,487	$8,517	$7,687	$10,169	$8,267	$7,354	$13,247	$6,312	$7,753
Average Claim @ $500K	$7,714	$7,512	$7,610	$6,182	$12,791	$11,771	$12,964	$17,039	$13,481	$9,645	$8,255	$12,767	$8,867	$9,111	$15,561	$6,964	$8,629

Average of Last 2 LDF's
Cap at $100,000	23428877	547315	509200	200694	610074	569610	665527	1155713	1204816	1153712	1532561	1035483	1180309	1114837	1116140	495504	36520373
Cap at $200,000	29122233	608498	608839	300694	719781	776881	808933	1449419	1509377	1293073	1950898	1628831	1772510	1526101	1797942	627973	46501984
Cap at $250,000	31120477	608498	608839	350694	774635	776881	859930	1513520	1615055	1358880	2008940	1858296	1899949	1663207	1933434	641611	49592847
Cap at $350,000	34103283	608498	608839	383282	884342	776881	961923	1630563	1826414	1490494	2116344	2327954	1989021	1957815	2138335	692822	54496813
Cap at $500,000	37442393	608498	608839	383282	1048902	776881	1114914	1806128	2143450	1687915	2276207	2981038	2097044	2485768	2565528	788117	60814903

Average Claim @ $100K	$4,827	$6,757	$6,365	$3,237	$7,440	$8,630	$7,739	$10,903	$7,577	$6,593	$5,513	$4,542	$4,939	$4,219	$6,537	$4,066	$5,178
Average Claim @ $200K	$6,000	$7,512	$7,610	$4,850	$8,778	$11,771	$9,406	$13,674	$9,493	$7,389	$7,018	$7,144	$7,416	$5,775	$10,530	$5,153	$6,593
Average Claim @ $250K	$6,411	$7,512	$7,610	$5,656	$9,447	$11,771	$9,999	$14,278	$10,158	$7,765	$7,226	$8,150	$7,950	$6,294	$11,323	$5,265	$7,032
Average Claim @ $350K	$7,026	$7,512	$7,610	$6,182	$10,785	$11,771	$11,185	$15,383	$11,487	$8,517	$7,613	$10,210	$8,322	$7,409	$12,523	$5,685	$7,727
Average Claim @ $500K	$7,714	$7,512	$7,610	$6,182	$12,791	$11,771	$12,964	$17,039	$13,481	$9,645	$8,188	$13,075	$8,774	$9,407	$15,025	$6,467	$8,623

	Remove claim counts from $50,000 deductible policies
			2006	2007	2008	2009	2006-2009
	$50,000 deductible policies		50	92	65	49	256
2003-2005 avg	Ultimate excluding 50K deductible		189	172	106	73
$7,904	Average Claim @ $250K	Last 5	$10,549	$10,756	$20,880	$9,836
$7,770		Last 3	$9,876	$9,709	$19,256	$9,845
$7,714		Last 2	$10,053	$9,656	$18,283	$8,805

$8,902	Average Claim @ $350K	Last 5	$11,020	$12,623	$23,099	$10,272
$8,791		Last 3	$10,453	$11,282	$21,389	$10,557
$8,780		Last 2	$10,524	$11,367	$20,220	$9,508

$10,277	Average Claim @ $500K	Last 5	$11,639	$15,731	$26,709	$10,734
$10,222		Last 3	$11,213	$13,977	$25,126	$11,647
$10,303		Last 2	$11,095	$14,432	$24,260	$10,816

file=Exh 11 AutoLiab IBNRsum 12-09.xls
Exhibit 11
American Inter-Fidelity Exchange at 12/09
Auto Liability IBNR Summary

Average of Last 5 Loss Development Factors
Accident
Years	@ $100K	@ $200K	@ $250K	@ $350K	@ $500K	Selected
1996+prior						0
1997	$0	$0	$0	$0	$0	$0
1998	$0	$0	$0	$0	$0	$0
1999	$0	$0	$0	$0	$0	$0
2000	$0	$0	$0	$0	$0	$0
2001	$0	$0	$0	$0	$0	$0
2002	$44	$44	$45	$47	$50	$45
2003	$0	$0	$0	$0	$0	$0
2004	$-31,471	$-10,550	$-9,623	$-7,950	$-5,918	$-9,623
2005	$-23,870	$-17,622	$-23,544	$17,679	$90,225	$-23,544
2006	$-5,561	$77,067	$98,149	$187,128	$304,189	$142,638
2007	$75,276	$237,761	$278,693	$380,911	$584,880	$437,971
2008	$272,704	$660,770	$734,716	$862,395	$1,083,803	$1,013,986
2009	$240,716	$381,784	$398,807	$430,580	$464,296	$450,544

Total	$527,839	$1,329,255	$1,477,243	$1,870,790	$2,521,525	$2,012,016

Average of Last 3 Loss Development Factors
Accident
Years	@ $100K	@ $200K	@ $250K	@ $350K	@ $500K	Selected
1996+prior
1997	$0	$0	$0	$0	$0	$0
1998	$0	$0	$0	$0	$0	$0
1999	$0	$0	$0	$0	$0	$0
2000	$0	$0	$0	$0	$0	$0
2001	$0	$0	$0	$0	$0	$0
2002	$72	$72	$74	$78	$82	$74
2003	$0	$0	$0	$0	$0	$0
2004	$-53,021	$-18,898	$-17,322	$-14,474	$-11,012	$-17,322
2005	$-70,106	$-93,371	$-108,815	$-52,677	$57,125	$-108,815
2006	$-89,139	$-40,253	$-28,963	$80,083	$223,572	$25,560
2007	$-48,412	$92,706	$98,323	$149,059	$282,748	$190,036
2008	$107,257	$482,016	$562,965	$681,585	$916,366	$845,686
2009	$210,887	$379,961	$399,478	$451,367	$530,773	$503,201

Total	$57,539	$802,235	$905,742	$1,295,022	$1,999,655	$1,438,421

Average of Last 2 Loss Development Factors
Accident
Years	@ $100K	@ $200K	@ $250K	@ $350K	@ $500K	Selected
1996+prior
1997	$0	$0	$0	$0	$0	$0
1998	$0	$0	$0	$0	$0	$0
1999	$0	$0	$0	$0	$0	$0
2000	$0	$0	$0	$0	$1	$0
2001	$1	$1	$1	$1	$1	$1
2002	$109	$109	$111	$117	$124	$111
2003	$0	$0	$0	$0	$0	$0
2004	$-43,263	$-42,087	$-39,576	$-35,073	$-29,562	$-39,576
2005	$-70,846	$-108,421	$-129,060	$-43,341	$127,269	$-129,060
2006	$-94,089	$-14,325	$4,375	$93,395	$201,418	$48,885
2007	$-67,548	$62,272	$89,243	$163,581	$361,128	$224,270
2008	$63,107	$379,228	$460,021	$557,990	$824,786	$751,833
2009	$177,636	$310,105	$323,743	$374,954	$470,249	$439,482
Total	$-34,892	$586,883	$708,859	$1,111,627	$1,955,413	$1,295,947

Note 1: For 2006, fraction of premium for $350K attachment has increased by quarter as follows:
1st Qtr	2nd Qtr	3rdQtr	4th Qtr	Total Year
0.0%	26.2%	70.9%	61.2%	42.3%

Use 50% weighting of $350K and $250K for 2006, because of higher amount of IBNR in more recent accident quarters.
Note 2: Actual premium weights for 2007 are: 22% for $250K attachment and 78% for $350K/$500K attachment. Use 22% weighting of $250K and 78% of $350K/$500K for 2007.
Further split the $350K/$500K category 50% in $500K and 50% in $350K, because difference between first half and second half of the year is not as important after one more year of development

$250K	$350K	$500K	Total
22%	39%	39%	100%

Note 3: Corrected premium weights for 2008 are: 80% at $500K attachment and 20% at $250K attachment Actual premium weights for 2009 are: 79% at $500K attachment and 21% at $250K attachment

Exhibit 11A
American Inter-Fidelity Exchange at 12/09
Projection of Auto Liability 2008 Accident Year Using Quarterly Loss Development Factors
Projections at the $600,000 and $250,000 reinsurance attachment points file = quarterly dev results 1209.xls
sheet = at 500k
	Net Paid	Net Reserve	Total Inc		Exc 500K	Inc 500K	Exc 250K		Net Paid	Net Reserve	Total Inc	Exc 500K	Inc 500K	Exc 250K	Inc 250K
	At the Respective Year-Ends 12/04 thru 12/09								At of 12/31/2009

4th Qtr 2009	$25,385	$12,436	$37,822			$37,822		$37,822	$25,385	$12,436	$37,822		$37,822		$37,822
3rd Qtr 2009	$17,349	$44,474	$61,823			$61,823		$61,823	$17,349	$44,474	$61,823		$61,823		$61,823
2nd Qtr 2009	$3,021	$36,950	$39,972			$39,972		$39,972	$3,021	$36,950	$39,972		$39,972		$39,972
1st Qtr 2009	$34,635	$143,616	$178,251			$178,251		$178,251	$34,635	$143,616	$178,251		$178,251		$178,251
4th Qtr 2008	$10,475	$58,360				$68,835		$68,835	$45,535	$69,372	$114,907		$114,907		$114,907
3rd Qtr 2008	$1,852	$22,101	$23,952			$23,952		$23,952	$42,152	$66,802	$106,854		$108,954		$108,954
2nd Qtr 2008	$10,763	$117,433	$128,196			$128,196		$128,196	$42,705	$200,000	$242,705		$242,705		$242,705
1st Qtr 2008	$183,190	$810,765	$993,955	3/11/2006	$5,248	$988,707	$267,626	$726,329	$557,772	$721,751	$1,278,523	$5,347	$1,274,176	$272,676	$1,006,847
4th Qtr 2007	$6,358	$39,258	$45,825			$45,625		$45,625	$108,238	$76,591	$184,829		$184,829		$184,829
3rd Qtr 2007	$32,845	$127,474	$160,319			$180,319		$160,319	$201,702	$73,116	$274,618		$274,818		$274,818
2nd Qtr 2007	$14,742	$140,609	$155,551			$155,551		$155,551	$102,931	$223,752	$326,683		$326,683		$326,683
1st Qtr 2007	$73,113	$398,459	$471,571			$471,571		$471,571	$1,472,883	$158,817	$1,631,700	$293,390	$1,338,310	$844,066	$787,634
4th Qtr 2006	$456	$131,160	$131,813			$131,617		$131,617	$619,646	$336,836	$956,482		$856,482	$52	$956,430
3rd Qtr 2006	$34,194	$137,025	$171,218			$171,218		$171,218	$325,037	$13,000	$338,037		$338,037		$338,037
2nd Qtr 2006	$29,142	$$149,717	$178,859			$176,859		$178,859	$312,716	$16,750	$329,466		$329,466		$329,466
1st Qtr 2006	$55,190	$146,285	$201,475			$201,475		$201,475	$268,888	$2,953	$271,641		$271,641		$271,641
4th Qtr 2005	$16,610	$132,795	$49,405			$149,405		$149,405	$411,002	$528,019	$939,021	$5,591	$933,430	$285,131	$653,890
3rd Qtr 2005	$37,415	$134,815	$172,231			$172,231		$172,231	$774,683	$5,000	$779,683	$185,091	$594,592	$443,635	$336,048
2nd Qtr 2005	$65,747	$752,205	$817,952	5/31/2005	$176,344	$641,608	$435,672	$382,280	$551,289	$1,000,000	$1,551,289	$532,075	$1,019,214	$860 404	$690,885
1st Qtr 2005	$96,962	$71,847	$168,810			$168,810		$168,810	$302,433	$4,100	$306,533		$306,533		$306,533
4th Qtr 2004	$28,980	$68,649	$97,629			$87,829		$87,629	$364,279	$40,000	$404,279		$404,279		$404,279
3rd Qtr 2004	$43,343	$85,150	$128,492			$128,492		$128,492	$377,045	$0	$377,045		$377,045		$377,045
2nd Qtr 2004	$174,605	$73,628	$248,233			$248,233		$248,233	$412,167	$6,845	$419,012		$419,012		$419,012
1st Qtr 2004	$905,955	$382,407	$1,268,362	3/1/2004	$360,155	$908,207	$617,408	$650,954	$1,339,159	$126,429	$1,465,586	$360,155	$1,105,434	$617,408	$848,180
						Inc 500K							Inc 500K

Calculations for the $600,000 Reinsurance Attachment
	(1)	(2)	(3)	(4)		(5)
		Remaining		Selected
Quarterly Development Factors at 500K		Annual Factor		at $500K		Ultimate for 2009
4th Qtr 2004	0.24	1.003	0.24
4th Qtr 2005	0.16	0.969	0.16	0.22	0.18	$210,120
4th Qtr 2006	0.14	0.862	0.12	0.18
4th Qtr 2007	0.25	0.784	0.19
4th Qtr 2008	0.60	0.616	0.37

3rd Qtr 2004	0.34	1.003	0.34
3rd Qtr 2005	0.29	0.969	0.28	0.33	0.35	$176,638
3rd Qtr 2006	0.51	0.862	0.44	0.38
3rd Qtr 2007	0.58	0.784	0.46
3rd Qtr 2008	0.22	0.616	0.14

2nd Qtr 2004	0.59	1.003	0.59
2nd Qtr 2005	0.63	0.969	0.61	0.47	0.50	$79,944
2nd Qtr 2006	0.54	0.862	0.47	0.51
2nd Qtr 2007	0.48	0.784	0.37
2nd Qtr 2008	0.53	0.616	0.33

1st Qtr 2004	0.82	1.003	0.82
1st Qtr 2005	0.74	0.969	0.72	0.59	0.60	$297,085
1st Qtr 200S	0.74	0.862	0.64	0.61
1st Qtr 2007	0.35	0.784	0.28
1st Qtr 2008	0.78	0.616	0.48
			Average =		0.408	$763,787

						$317,868	2009 reported
		Actual annual factor =			0.406	$782,926
			Dollar Change in IBNR =			$19,139

(1) is Reported at the respective year-end divided by Reported at 12/09 for that accident quarter
(2) is the remaining development factor at 12/09 – from Exhibit 7 (Avg 5)
(3) is (1) * (2). This adjustment includes the remaining tall development – from 12/09 to ultimate.
(4) is our selected quarterly development factor
(5) is the quarterly reported at 12/09 divided by (4) to give a quarterly ultimate

Exhibit 11A
American Inter-Fidelity Exchange at 12/09
Projection of Auto Liability 2008 Accident Year Using Quarterly Loss Development Factors
Projections at the $500,000 and $250,000 reinsurance attachment points file = quarterly dev results 1208.xls
sheet = at 250K

	Net Paid	Net Reserve	Total Inc		Exc 500K	Inc 500K	Exc 250K	Inc 250K	Net Paid	Net Reserve	Total Inc	Exc 500K	Inc 500K	Exc 250K	Inc 250K
	At the Respective Year-Ends 12/04 thru 12/09								As of 12/31/2009
4th Qtr 2009	$25,385	$12,436	$37,822			$37,822		$37,822	$25,385	$12,438	$37,822		$37,822		$37,822
3rd Qtr 2009	$17,349	$44,474	$61,823			$61,823		$61,823	$17,349	$44,474	$61,823		$61,823		$61,823
2nd Qtr 2009	$3,021	$36,950	$39,972			$39,972		$39,972	$3,021	$36,950	$39,972		$39,972		$39,972
1st Qtr 2009	$34,635	$143,616	$178,251			$178,251		$178,251	$34,635	$143,616	$178,251		$178,251		$178,251
4th Qtr 2008	$10,475	$58,360	$68,836			$68,836		$68,835	$45,535	$69,372	$114,907		$114,907		$114,907
3rd Qtr 2008	$1,652	$22,101	$23,952			$23,952		$23,952	$42,152	$66,802	$108,954		$108,954		$108,954
2nd Qtr 2008	$10,763	$117,433	$128,196			$128,196		$128,196	$42,705	$200,000	$242,705		$242,705		$242,705
1st Qtr 2008	$163,190	$810,765	$993,955	3/11/2008	$5,248	$988,707	$267,626	$726,328	$557,772	$721,751	$1,279,523	$5,347	$1,274,176	$272,676	$1,006,847
4th Qtr 2007	$6,388	$39,258	$45,625			$45,625		$45,625	$108,238	$76,591	$164,829		$184,829		$184,829
3rd Qtr 2007	$32,845	$127,474	$160,319			$160,319		$160,319	$201,702	$73,116	$274,818		$274,818		$274,818
2nd Qtr 2007	$14,742	$140,809	$155,551			$155,551		$155,551	$102,931	$223,752	$326,663		$326,683		$326,683
1st Qtr 2007	$73,113	$398,459	$471,571			$471,571		$471,671	$1,472,883	$156,817	$1,631,700	$293,390	$1,338,310	$844,066	$787,634
4th Qtr 2006	$456	$131,160	$131,617			$131,617		$131,617	$619,646	$336,836	$956,482		$956,482	$52	$956,430
3rd Qtr 2006	$34,194	$137,025	$171,218			$171,218		$171,218	$325,037	$13,000	$338,037		$338,037		$338,037
2nd Qtr 2006	$29,142	$149,717	$178,859			$178,859		$178,859	$312,716	$16,750	$329,466		$329,466		$329,466
1st Qtr 2006	$55,190	$146,285	$201,475			$201,475		$201,475	$268,688	$2,953	$271,641		$271,641		$271,641
4th Qtr 2005	$16,610	$132,795	$149,405			$149,405		$149,405	$411,002	$528,019	$939,021	$5,591	$933,430	$285,131	$653,800
3rd Qtr 2005	$37,415	$134,815	$172,231			$172,231		$172,231	$774,683	$5,000	$779,683	$185,091	$594,592	$443,635	$336,048
2nd Qtr 2005	$65,747	$752,205	$817,952	5/31/2005	$176,344	$641,608	$435,672	$382,280	$551,289	$1,000,000	$1,551,289	$532,075	$1,019,214	$860,404	$690,885
1st Qtr 2005	$96,962	$71,847	$168,810			$168,810		$168,810	$302,433	$4,100	$306,533		$306,533		$306,533
4th Qtr 2004	$28,980	$68,649	$97,629			$97,629		$97,629	$364,279	$40,000	$404,279		$404,279		$404,279
3rd Qtr 2004	$43,343	$85,150	$128,492			$128,492		$128,492	$377,045	$0	$377,045		$377,045		$377,045
2nd Qtr 2004	$174,605	$73,628	$248,233			$248,233		$248,233	$412,167	$6,845	$419,012		$419,012		$419,012
1st Qtr 2004	$905,955	$362,407	$1,268,362	3/1/2004	$360,155	$908,207	$617,408	$650,954	$1,339,159	$126,429	$1,465,588	$360,155	$1,105,434	$617,408	$848,180

Calculations for the $250,000 Reinsurance Attachment
	(1)	(2)	(3)	(4)		(5)
		Remaining	Factor	Selected
Quarterly Development Factors at 250K		Annual Factor	to Ultimate	at $250K		Ultimate for 2009
4th Qtr 2004	0.24	1.004	0.24
4th Qtr 2005	0.23	0.993	0.23	0.24	0.20	$189,108
4th Qtr 2006	0.14	0.910	0.13	0.20
4th Qtr 2007	0.26	0.825	0.20
4th Qtr 2008	0.60	0.647	0.39

3rd Qtr 2004	0.34	1.004	0.34
3rd Qtr 2005	0.51	0.993	0.51	0.39	0.42	$147,198
3rd Qtr 2006	0.51	0.910	0.46	0.45
3rd Qtr 2007	0.58	0.825	0.48
3rd Qtr 2008	0.22	0.647	0.14

2nd Qtr 2004	0.59	1.004	0.59
2nd Qtr 2005	0.55	0.993	0.55	0.47	0.51	$78,376
2nd Qtr 2006	0.54	0.910	0.49	0.51
2nd Qtr 2007	0.48	0.625	0.39
2nd Qtr 2008	0.53	0.647	0.34

1st Qtr 2004	0.77	1.004	0.77
1st Qtr 2005	0.74	0.993	0.74	0.63	0.65	$274,232
1st Qtr 2006	0.74	0.910	0.67	0.67
1st Qtr 2007	0.60	0.825	0.49
1st Qtr 2008	0.72	0.647	0.47
				Average =	0.445	$688,915

						$317,868 2009 reported
				Actual annual factor =	0.444	$715,919
					Change =	$-27,004

(1)	is Reported at the respective year-end divided by Reported at 12/09 for that accident quarter
(2)	is the remaining development factor at 12/09 – from Exhibit #5 (Avg 5)
(3)	is (1) * (2). This adjustment includes the remaining tail development – from 12/09 to ultimate.
(4)	is our selected quarterly development factor
(5)	is the quarterly reported at 12/09 divided by (4) to give a quarterly ultimate

Exhibit 12
American Inter-Fidelity Exchange at 12/2009
Auto Liability – Calculation of Alternate IBNR for Policies with $50,000 Deductibles

fi1e=2009 50000 ded.xls	PAGE 1
sheet = IBNR calc

On this sheet, we calculate IBNR as if these claims were all at a $5,000 deductible, and compare this with the IBNR actually produced in our Exhibit 1-7 triangles for this block of business

		Accident Year				Accident Year
	Total	2006	2007	2008	2009	2006	2007	2008	2009	Total
Paid at $50K	$904,288	$238,435	$599,016	$66,837	$0
Reserve at $50K	$388,496	$86,821	$202,227	$79,447	$20,001
Paid+Res at $50K	$1,292,784	$325,256	$801,243	$146,284	$20,001

Adjust Pd at $5K	$1,643,256	$457,428	$907,837	$236,890	$41,101
Adjust Res at $5k	$887,247	$112,416	$399,355	$292,326	$83,149
Paid & Case at $5K	$2,530,502	$569,844	$1,307,192	$529,216	$124,250	$325,256	$801,243	$146,284	$20,001
Loss Development %'s for Avg Last 5		0.913	0.805	0.619	0.407	0.913	0.805	0.619	0.407
Ultimate at $5K level		$624,144	$1,624,851	$854,953	$305,283	$356,250	$995,951	$236,323	$49,143
IBNR at $5K level	$878,729	$54,301	$317,658	$325,737	$181,033	$30,994	$194,708	$90,039	$29,142	$344,883
						IBNR already in the Avg Last 5 $350K triangle
						(for 2006-07) and the Avg Last 5 $500K triangle (2007-09)
				Possible Addn IBNR		$23,307	$122,950	$235,698	$151,891	$533,846

Exhibit 12
American Inter-Fidelity Exchange at 12/2009
Auto Liability – Calculation of Alternate IBNR for Policies with $50,000 Deductibles

file=2009 50000 ded.xls	PAGE 2
sheet = RAA IBNR
On this sheet, we calculate IBNR for these $50,000 deductible policies using Reinsurance Association of America (RAA) Excess-of-Loss IBNR factors – and compare this to the Exhibit 1-7 IBNR

	Accident Years
	2006	2007	2008	2009	Total
Paid at $50K	$238,435	$599,016	$66,837	$0	$904,288
Reserve at $50K	$86,821	$202,227	$79,447	$20,001	$388,496
Paid+Res at $50K	$325,256	$801,243	$146,284	$20,001	$1,292,784

RAA Excess Auto Liability development factor =	0.79	0.68	0.50	0.20
Ultimate per RAA	$411,716	$1,178,298	$292,568	$100,005	$1,982,588
IBNR per RAA	$86,460	$377,055	$146,284	$80,004	$689,804

IBNR already in development triangle (avg last 5 version)	$30,994	$194,708	$90,039	$29,142	$344,883

Possible Additional IBNR===>	$55,467	$182,347	$56,245	$50,863	$344,921

Exhibit 12
American Inter-Fidelity Exchange at 12/2009
Auto Liability – Calculation of Alternate IBNR for Policies with $50,000 Deductibles

file=2009 50000 ded.xls	PAGE 3
sheet = RAA IBNR & ELR IBNR

On this sheet, we calculate IBNR for these $50,000 deductible policies using Reinsurance Association of America (RAA) Excess-of-Loss IBNR factors – but we also include an additional IBNR for the 2008 accident year based on an Expected Loss Ratio

	Accident Years
	2006	2007	2008	2009	Total
Paid at $50K	$238,435	$599,016	$66,837	$0	$904,288
Reserve at $50K	$86,821	$202,227	$79,447	$20,001	$388,496
Paid+Res at $50K	$325,256	$801,243	$146,284	$20,001	$1,292,784

RAA Excess Auto Liability development factor	0.79	0.68	0.50	0.20
Ultimate per RAA	$411,716	$1,178,298	$292,568	$100,005	$1,982,588
IBNR per RAA	$86,460	$377,055	$146,284	$80,004	$689,804

Net Earned Premium	$616,693	$599,647	$691,878	$551,144	$2,459,362
Ultimate Loss Ratio	66.8%	196.5%	42.3%	18.1%	80.6%

Additional IBNR to increase 2009 LR to 100%				$451,139	$451,139
Total RAA & ELR IBNR	$86,460	$377,055	$146,284	$531,143	$1,140,943

IBNR already in development triangle (Avg 5 version)	$30,994	$194,708	$90,039	$29,142	$344,883

Possible Additional IBNR ===>	$55,467	$182,347	$56,245	$502,001	$796,060
					$0

Exhibit 13
American Inter-Fidelity Exchange at 12/09
Projection of Collision IBNR
file = collision 2009.xls
Tab = triangle

use average of last three loss development %'s in projecting ultimate for future accident quarter.

Accident	Paid plus	Case Reserves (losses and LAE)
Year	Yr-end	+1	+2	+3	+4	+5	+6	+7	Ultimate	IBNR
1993							42969	42969	42969	0
1994						0	0	0	0	0
1995					0	0	0	0	0	0
1996				37551	37551	37551	37551	37551	37551	0
1997			0	12000	13851	13851	13851	13851	13851	0
1998		0	0	0	0	0	0	0	0	0
1999	351710	399338	375880	375879	375879	375879	375879	375879	375879	0
2000	630160	714875	684125	672281	672281	672281	672281	667281	667281	0
2001	402872	399918	399918	405895	399692	399692	399692	399692	399692	0
2002	733790	767283	766886	756187	757170	747170	740454	740454	740454	0
2003	1089771	1068943	1049148	1034451	1011687	1006437	1006437		1006187	-250
2004	1010781	1023165	925732	914598	914298	914148			913348	-800
2005	1431651	1472608	1433508	1417686	1409684				1396150	-13534
2006	1350587	1185910	1185380	1129875					1128725	-1150
2007	1231157	1284366	1284551						1281156	-3395
2008	1022097	1014527							994661	-19866
2009	828027								779903	-48124

Diagonal	9864926								9777608	-87118
**Note: 2003-2009 ultimates capped at max(LD projection, paid to date). Only years 2005 and 2009 were NOT actually impacted by cap.

Accident	Paid plus	Case Reserves at % of Ultimate
Year	Yr-end	+1	+2	+3	+4	+5	+6	+7	Ultimate	IBNR
1993							100.0%	100.0%	100.0%	0.0%
1994									100.0%
1995									100.0%	100.0%
1996				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
1997			0.0%	86.6%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
1998									100.0%
1999	93.6%	106.2%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
2000	94.4%	107.1%	102.5%	100.7%	100.7%	100.7%	100.7%	100.0%	100.0%	0.0%
2001	100.8%	100.1%	100.1%	101.6%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
2002	99.1%	103.6%	103.6%	102.1%	102.3%	100.9%	100.0%	100.0%	100.0%	0.0%
2003	108.3%	106.2%	104.3%	102.8%	100.5%	100.0%	100.0%		100.0%	0.0%
2004	110.7%	112.0%	101.4%	100.1%	100.1%	100.1%			100.0%	-0.1%
2005	102.5%	105.5%	102.7%	101.5%	101.0%				100.0%	-1.0%
2006	119.7%	105.1%	105.0%	100.1%					100.0%	-0.1%
2007	96.1%	100.3%	100.3%						100.0%	-0.3%
2008	102.8%	102.0%							100.0%	-2.0%
2009	106.2%								100.0%	-6.2%

				Collision
				Case		Collision
Accident	Earned	Ultimate	Loss &	Loss&ALAE		Total
Year	Premium	Loss+LAE	LAE Ratio	Reserves	IBNR	Reserves
1993		42969	n/a	0	0	0
1994		0	n/a	0	0	0
1995		0	n/a	0	0	0
1996		37551	n/a	0	0	0
1997		13851	n/a	0	0	0
1998	217236	0	0.0%	0	0	0
1999	803790	375879	46.8%	0	0	0
2000	890279	667281	75.0%	603	0	603
2001	1147411	399692	34.8%	687	0	687
2002	1419900	740454	52.1%	0	0	0
2003	1426561	1006187	70.5%	250	-250	0
2004	1561637	913348	58.5%	800	-800	0
2005	1696238	1396150	82.3%	22503	-13534	8969
2006	2422771	1128725	46.6%	1150	-1150	0
2007	2243881	1281156	57.1%	3395	-3395	0
2008	2048569	994661	48.6%	19866	-19866	0
2009	1679928	779903	46.4%	58647	-48124	10523

Total	17558201	9777808	55.7%	107901	-87118	20783
Tot 98-05	9163052	5498991	60.0%
Tot 98-06	11685823	6627716	57.2%
Tot 98-07	13829704	7908872	57.2%
Tot 98-08	15878273	8903534	56.1%
Tot 98-09	17558201	9683437	55.2%

Exhibit 13
American Inter-Fidelity Exchange at 12/09
Projection of Collision IBNR

file = collision 2009.xls	This alternate version uses paid+case as the ultimate for the 2003-2006 accident years. Loss development is ignored for
Tab = alternate triangle	these years. For 2007 and subsequent, use loss development ==>	use average of last three loss development %'s in projecting ultimate for future accident quarter.
Accident	Paid plus Case Reserves (losses and LAE)
Year	Yr-end	+1	+2	+3	+4	+5	+6	+7	Ultimate	IBNR
1993							42969	42969	42969	0
1994						0	0	0	0	0
1995					0	0	0	0	0	0
1996				37551	37551	37551	37551	37551	37551	0
1997			0	12000	13851	13851	13851	13851	13851	0
1998		0	0	0	0	0	0	0	0	0
1999	351710	399338	375880	375879	375879	375879	375879	375879	375879	0
2000	630160	714875	684125	672281	672281	672281	672281	667281	667281	0
2001	402872	399918	399918	405895	399692	399692	399692	399692	399692	0
2002	733790	767283	766886	756187	757170	747170	740454	740454	740454	0
2003	1089771	1068943	1049148	1034451	1011687	1006437	1006437		1006437	0
2004	1010781	1023165	925732	914598	914298	914148			914148	0
2005	1431651	1472608	1433508	1417686	1409684				1409684	0
2006	1350587	1185910	1185380	1129875					1129875	0
2007	1231157	1284366	1284551						1281156	-3395
2008	1022097	1014527							994661	-19866
2009	828027								780201	-47826

Diagonal	9864926								9793839	-71087
** Note: 2007-2009 ultimates capped at max(LD projection; paid to date). Years 2007 and 2008 are actually impacted by cap.

Accident	Paid plus Case Reserves at % of Ultimate
Year	Yr-end	+1	+2	+3	+4	+5	+6	+7	Ultimate	IBNR
1993							100.0%	100.0%	100.0%	0.0%
1994									100.0%
1995									100.0%	100.0%
1996				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
1997			0.0%	86.6%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
1998									100.0%
1999	93.6%	106.2%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
2000	94.4%	107.1%	102.5%	100.7%	100.7%	100.7%	100.7%	100.0%	100.0%	0.0%
2001	100.8%	100.1%	100.1%	101.6%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
2002	99.1%	103.6%	103.6%	102.1%	102.3%	100.9%	100.0%	100.0%	100.0%	0.0%
2003	108.3%	106.2%	104.2%	102.8%	100.5%	100.0%	100.0%		100.0%	0.0%
2004	110.6%	111.9%	101.3%	100.0%	100.0%	100.0%			100.0%	0.0%
2005	101.6%	104.5%	101.7%	100.6%	100.0%				100.0%	0.0%
2006	119.5%	105.0%	104.9%	100.0%					100.0%	0.0%
2007	96.1%	100.3%	100.3%						100.0%	-0.3%
2008	102.8%	102.0%							100.0%	-2.0%
2009	106.1%								100.0%	-6.1%

				Collision
				Case		Collision
Accident	Earned	Ultimate	Loss &	Loss&ALAE		Total
Year	Premium	Loss+LAE	LAE Ratio	Reserves	IBNR	Reserves
1993		42969	n/a	0	0	0
1994		0	n/a	0	0	0
1995		0	n/a	0	0	0
1996		37551	n/a	0	0	0
1997		13851	n/a	0	0	0
1998	217236	0	0.0%	0	0	0
1999	803790	375879	46.8%	0	0	0
2000	890279	667281	75.0%	603	0	603
2001	1147411	399692	34.8%	687	0	687
2002	1419900	740454	52.1%	0	0	0
2003	1426561	1006437	70.5%	250	0	250
2004	1561637	914148	58.5%	800	0	800
2005	1707205	1409684	82.6%	22503	0	22503
2006	2422771	1129875	46.6%	1150	0	1150
2007	2243881	1281156	57.1%	3395	-3395	0
2008	2048569	994661	48.6%	19866	-19866	0
2009	1679928	780201	46.4%	58647	-47826	10822

Total	17569168	9793839	55.7%	107901	-71087	36815
Tot 96-05	9174019	5513575	60.1%
Tot 98-06	11596790	6643450	57.3%
Tot 98-07	13840671	7924606	57.3%
Tot 98-08	15889240	8919267	56.1%
Tot 98-09	17569168	9699468	55.2%

Exhibit 14
American Inter-Fidelity Exchange at 12/09
Projection of CARGO IBNR (after Deductible)

file = cargo 2009.xle
Tab = triangle	use average of last three loss development %'s
in projecting ultimate for future accident quarter.

Accident	CARGO Paid plus Case Reserves (losses and LAE) after deductible & after Salvage+Recoveries
Year	Yr-end	+1	+2	+3	+4	+5	+6	+7	Ultimate	IBNR
1988								18677	18677	0
1989								379629	379629	0
1990								160327	160327	0
1991								106412	106412	0
1992								1592	1592	0
1993								79570	79570	0
1994								7969	7969	0
1995							53988	53988	53988	0
1996						14915	14915	14915	14915	0
1997					87176	87176	87176	87176	87176	0
1998		86842	91842	112595	112595	112595	107595	107595	107595	0
1999	6885	9773	9774	9774	9774	9774	9774	9774	9774	0
2000	52652	68355	68355	68355	53355	53355	53355	53355	53355	0
2001	59701	78518	90065	98296	98558	99269	99269	99269	99269	0
2002	108460	85203	96203	96203	95203	87703	87704	87704	87704	0
2003	214548	195376	195376	202837	200558	177958	177958		177958	0
2004	246300	246169	226190	188690	173690	173690			173691	1
2005	201016	265372	247710	227483	227483				227483	0
2006	211192	279114	254518	254518					236676	-17842
2007	115998	127100	120850						106995	-13855
2008	122232	130894							110953	-19741
2009	167962								163699	-4263

	2521107								2465406	-55701
Note: 2004-2009 ultimates are limited to Min(paid-to-date, loss dev ult). Years 2005 & 2007 are actually impacted by this cap.

Accident	CARGO Paid plus Case Reserves (after Ded, Salvage & Recoveries) as % of Ultimate
Year	Yr-end	+1	+2	+3	+4	+5	+6	+7	Ultimate	IBNR
1988								100.0%	100.0%	0.0%
1989								100.0%	100.0%	0.0%
1990								100.0%	100.0%	0.0%
1991								100.0%	100.0%	0.0%
1992								100.0%	100.0%	0.0%
1993							0.0%	100.0%	100.0%	0.0%
1994						0.0%	0.0%	100.0%	100.0%	0.0%
1995					0.0%	0.0%	100.0%	100.0%	100.0%	0.0%
1996				0.0%	0.0%	100.0%	100.0%	100.0%	100.0%	0.0%
1997			0.0%	0.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
1998		80.7%	85.4%	104.6%	104.6%	104.6%	100.0%	100.0%	100.0%	0.0%
1999	70.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
2000	98.7%	128.1%	128.1%	128.1%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
2001	60.1%	79.1%	90.7%	99.0%	99.3%	100.0%	100.0%	100.0%	100.0%	0.0%
2002	123.7%	97.1%	109.7%	109.7%	108.6%	100.0%	100.0%	100.0%	100.0%	0.0%
2003	120.6%	109.8%	109.8%	114.0%	112.7%	100.0%	100.0%		100.0%	0.0%
2004	141.8%	141.7%	130.2%	108.6%	100.0%	100.0%			100.0%	0.0%
2005	88.4%	116.7%	108.9%	100.0%	100.0%				100.0%	0.0%
2006	89.2%	117.9%	107.5%	107.5%					100.0%	-7.5%
2007	108.4%	118.8%	112.9%						100.0%	-12.9%
2008	110.2%	117.8%							100.0%	-17.8%
2009	102.6%								108.0%	-2.6%

		Cargo
		Ultimate
	Cargo	Loss+LAE	Cargo	Cargo		Cargo
Accident	Earned	after	Loss &	Case	Cargo	Total
Year	Premium	Deductible	LAE Ratio	Reserves	IBNR	Reserves
1988		18677	n/a		0	0
1989		379629	n/a		0	0
1990		160327	n/a		0	0
1991		106412	n/a		0	0
1992		1592	n/a		0	0
1993		79570	n/a		0	0
1994		7969	n/a		0	0
1995	99131	53988	54.5%		0	0
1996	92895	14915	16.1%		0	0
1997	81664	87176	106.7%		0	0
1998	78321	107595	137.4%		0	0
1999	87819	9774	11.1%		0	0
2000	64506	53355	82.7%		0	0
2001	142773	99269	69.5%		0	0
2002	236778	87704	37.0%	0	0	0
2003	386949	177958	46.0%	0	0	0
2004	369454	173691	47.0%	0	1	1
2005	353208	227483	64.4%	0	0	0
2006	459254	236676	51.5%	175000	-17842	157158
2007	337384	106995	31.7%	13855	-13855	0
2008	265900	110953	41.7%	88527	-19741	68786
2009	143942	163699	113.7%	122100	-4263	117837

Total	3199979	2465406		399482	-55701	343781
Tot 95-05	1993498	1092908	54.8%	0	1	1
Tot 95-06	2452752	1329584	54.2%	175000	-17841	157159
Tot 95-07	2790136	1436579	51.5%	188855	-31696	157159
Tot 95-08	3056037	1547531	50.6%	277382	-51438	225944
Tot 95-09	3199979	1711230	53.5%	399482	-55701	343781

Exhibit 14
American Inter-Fidelity Exchange at 12/09
Projection of CARGO IBNR (after Deductible)
file = cargo 2009.xls Tab = alternate triangle
In this version, we ignore lose development when projecting 2005 and prior accident years, and simply use Paid+Case for those years.    Loss development uses the average of the previous 3 loss development %'s.

Accident	CARGO Paid plus Case Reserves (losses and LAE) after deductible & after Salvage+Recoveries
Year	Yr-end	+1	+2	+3	+4	+5	+6	+7	Ultimate	IBNR
1988								18677	18677	0
1989								379629	379629	0
1990								160327	160327	0
1991								106412	106412	0
1992								1592	1592	0
1993								79570	79570	0
1994								7969	7969	0
1995							53988	53988	53988	0
1996						14915	14915	14915	14915	0
1997					87178	87176	87176	87176	87176	0
1998		86842	91642	112595	112595	112595	107595	107595	107595	0
1999	6885	9773	9774	9774	9774	9774	9774	9774	9774	0
2000	52652	68355	68355	68355	53355	53355	53355	53355	53355	0
2001	59701	78518	90065	98298	98558	99269	99269	99269	99269	0
2002	108460	85203	96203	96203	95203	87703	87704	87704	87704	0
2003	214548	195375	195376	202837	200558	177958	177958	**	177958	0
2004	246300	246169	226190	188690	173690	173690		**	173690	0
2005	201016	265372	247710	227483	227483			**	227483	0
2006	211192	279114	254518	254518					240663	-13855
2007	115998	127100	120850						106995	-13855
2008	122232	130694							111570	-19124
2009	167962								164817	-3145

	2521107								2471127	-49980
** Note: 2003-2005 ultimates are selected as equal to PAID+CASE. 2006-2009 are limited to minimum of paid-to-date.
Only the 2007 year is actually impacted by this cap.

Accident	CARGO Paid plus Case Reserves (after Ded, Salvage & Recoveries) as % of Ultimate
Year	Yr-end	+1	+2	+3	+4	+5	+6	+7	Ultimate	IBNR
1988								100.0%	100.0%	0.0%
1989								100.0%	100.0%	0.0%
1990								100.0%	100.0%	0.0%
1991								100.0%	100.0%	0.0%
1992								100.0%	100.0%	0.0%
1993							0.0%	100.0%	100.0%	0.0%
1994						0.0%	0.0%	100.0%	100.0%	0.0%
1995					0.0%	0.0%	100.0%	100.0%	100.0%	0.0%
1996				0.0%	0.0%	100.0%	100.0%	100.0%	100.0%	0.0%
1997			0.0%	0.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
1998		80.7%	85.4%	104.6%	104.6%	104.6%	100.0%	100.0%	100.0%	0.0%
1999	70.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
2000	98.7%	128.1%	128.1%	128.1%	100.0%	100.0%	100.0%	100.0%	100.0%	0.0%
2001	60.1%	79.1%	90.7%	99.0%	99.3%	100.0%	100.0%	100.0%	100.0%	0.0%
2002	123.7%	97.1%	109.7%	109.7%	108.6%	100.0%	100.0%	100.0%	100.0%	0.0%
2003	120.6%	109.8%	109.8%	114.0%	112.7%	100.0%	100.0%		100.0%	0.0%
2004	141.8%	141.7%	130.2%	108.6%	100.0%	100.0%			100.0%	0.0%
2005	88.4%	116.7%	108.9%	100.0%	100.0%				100.0%	0.0%
2006	87.8%	116.0%	105.8%	105.8%					100.0%	-5.8%
2007	108.4%	118.8%	112.9%						100.0%	-12.9%
2008	109.6%	117.1%							100.0%	-17.1%
2009	101.9%

		Cargo
		Ultimate
	Cargo	Loos+LAE	Cargo	Cargo		Cargo
Accident	Earned	after	Loss &	Case	Cargo	Total
Year	Premium	Deductible	LAE Ratio	Reserves	IBNR	Reserves
1988		18677	n/a		0	0
1989		379629	n/a		0	0
1990		160327	n/a		0	0
1991		106412	n/a		0	0
1992		1592	n/a		0	0
1993		79570	n/a		0	0
1994		7969	n/a		0	0
1995	99131	53988	54.5%		0	0
1996	92895	14915	16.1%		0	0
1997	81664	87176	106.7%		0	0
1998	78321	107595	137.4%		0	0
1999	87819	9774	11.1%		0	0
2000	64506	53355	82.7%		0	a
2001	142773	99269	69.5%		0	0
2002	236778	87704	37.0%	0	0	0
2003	386949	177958	46.0%	0	0	0
2004	369454	173690	47.0%	0	0	0
2005	353208	227483	64.4%	0	0	0
2006	459254	240663	52.4%	175000	-13855	161145
2007	337384	106995	31.7%	13855	-13855	0
2008	265900	111570	42.0%	88527	-19124	69403
2009	143942	164817	114.5%	122100	-3145	118955

Total	3199979	2471127		399482	-49980	349502
Tot 95-05	1993498	1092907	54.8%	0	0	0
Tot 95-06	2452752	1333570	54.4%	175000	-13855	161145
Tot 95-07	2790136	1440565	51.6%	188855	-27710	161145
Tot 95-08	3056037	1552135	50.8%	277382	-46834	230548
Tot 95-09	3199979	1716951	53.7%	399482	-49980	349502

Exhibit 15
American Inter-Fidelity Exchange @ 12/09
Auto Liability — BI and PD Liability
Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg5 paid.xls	Using data through 12/09	In this version, we average
tab=uncapped	Claims Data is Uncapped	the last 5LDF’s.
Paid Losses and LAE ---------------------------------->

ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Diagonal Total
YEAR END							45383	155736	27498	45720	72149	39198	60383	122232	87031	367155	1152883	216735	118982	127068	206280	80391	60406573	as of 2009
+1						861765	1272547	237457	77920	383282	227445	109257	199674	367230	332169	623939	1346370	354624	523372	435389	688165		63658753	as of 2008
+2					2212845	1641776	1332633	551971	157892	383282	359841	520082	356657	529712	423845	783065	1815791	1193299	1101592	1885754			59736196	as of 2007
+3				5145741	3258838	2148834	1373086	573548	502871	383282	410730	559545	1063236	859954	1460223	911944	2162649	1451923	1526087				57228595	as of 2006
+4			11585249	5304662	3307155	2476826	1412327	596189	583517	383282	985473	776881	1148877	1801168	2747573	1151342	2394101	2039407					54589114	as of 2005
+5	1379578	12858839	11653607	5508719	3335604	2687524	1443529	597077	596452	383282	998423	776881	1150424	1870969	2756869	1220831	2492650						50852139	as of 2004
+6	1530012	13020327	11780985	6135594	3525774	2793322	1754666	603115	604226	383282	1006865	776881	1152148	2056084	2780054	1289079							48378473	as of 2003
+7	1530012	13067338	11791354	6196977	3538676	2813910	1797821	608498	604827	383282	1007183	776881	1152148	2104709	2780054								46587868	as of 2002
+8	1530012	13067338	11791510	6348480	3538676	2814893	1810355	608498	608839	383282	1013315	776881	1152148	2104916									44832430	as of 2001
+9	1530012	13067338	11796510	6348480	3538676	2860220	1810355	608498	608839	383282	1012315	776881	1152148										43919601	as of 2000
+10	1530012	13070128	11797484	6348480	3538676	2860605	1810355	608498	608839	383282	1012315	776881											43410471	as of 1999
+11	1530012	13070128	11797484	6348645	3538676	2860605	1810355	608498	608839	383282	1012315												42443151	as of 1998
+12	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608839	383282													41481333	as of 1997
+13	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608839														40539700	as of 1996
+14	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498															40105812	as of 1995

Ultimate	1530012	13070128	11797484	6370847	3538676	2860605	1810355	608498	608839	383282	1060866	784057	1164943	2133030	2827567	1279251	2604729	2206442	2445046	3847687	2305311	564538	65802194

IBNR	0	0	0	0	0	0	0	0	0	0	43551	7176	12795	28114	47513	-9828	112079	167035	918959	1961933	1617146	484147	5395621

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689141	1369965	2292530	2791407	2644171	2792308	3027426	2873661	2373386	1432580	25544455
Loss Ratio								134.2%	157.3%	43.8%	137.4%	88.2%	169.0%	155.7%	123.3%	45.8%	98.5%	79.0%	80.8%	133.7%	97.1%	39.4%	972%
												Loss Ratio including $50K premium ==>							67.1%	110.6%	75.2%	28.5%

Paid Loss & LAE as a percent of ULTIMATE INCURRED ----------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						0.0%	2.5%	25.6%	4.5%	11.9%	6.8%	5.0%	5.2%	5.7%	3.1%	28.7%	44.3%	9.8%	4.9%	3.3%	8.9%	14.2%
+1					0.0%	30.1%	70.3%	39.0%	12.8%	100.0%	21.4%	13.9%	17.1%	17.2%	11.7%	48.8%	51.7%	16.1%	21.4%	11.3%	29.9%
+2				0.0%	62.5%	57.4%	73.6%	90.7%	25.9%	100.0%	33.9%	66.3%	30.6%	24.8%	15.0%	61.2%	69.7%	54.1%	45.1%	49.0%
+3			0.0%	80.8%	92.1%	75.1%	75.8%	94.3%	82.6%	100.0%	38.7%	71.4%	91.3%	40.3%	51.6%	71.3%	83.0%	65.8%	62.4%
+4		0.0%	98.2%	83.3%	93.5%	86.6%	78.0%	98.0%	95.8%	100.0%	92.9%	99.1%	98.6%	84.4%	97.2%	90.0%	91.9%	92.4%
+5	90.2%	98.4%	98.8%	86.5%	94.3%	93.9%	79.7%	98.1%	98.0%	100.0%	94.1%	99.1%	98.8%	87.7%	97.5%	95.4%	95.7%
+6	100.0%	99.6%	99.9%	96.3%	99.6%	97.6%	96.9%	99.1%	99.2%	100.0%	94.9%	99.1%	98.9%	96.4%	98.3%	100.8%
+7	100.0%	100.0%	99.9%	97.3%	100.0%	98.4%	99.3%	100.0%	99.3%	100.0%	94.9%	99.1%	98.9%	98.7%	98.3%
+8	100.0%	100.0%	99.9%	99.6%	100.0%	98.4%	100.0%	100.0%	100.0%	100.0%	95.4%	99.1%	98.9%	98.7%
+9	100.0%	100.0%	100.0%	99.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	95.4%	99.1%	98.9%
+10	100.0%	100.0%	100.0%	99.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	95.4%	99.1%
+11	100.0%	100.0%	100.0%	99.7%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	95.4%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	1000%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	4.6%	0.9%	1.1%	1.3%	1.7%	-0.8%	4.3%	7.6%	37.6%	51.0%	70.1%	85.8%

Exhibit 16
American Inter-Fidelity Exchange @12/2009
Auto Liability – BI and PD Liability
Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg5 paid.x	Using data through 12/09
tab=reduce
Excess over 100,000 per loss – LAE prorated
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Diagonal Total
YEAR END							0	0	0	0	0	0	0	0	0	7747	771760	0	0	0	0	0	25256454	as of 2009
+1						0	919616	0	0	182588	0	0	0	0	0	7747	771760	0	62490	0	119769		27713594	as or 2008
+2					667325	201747	919616	60641	0	182588	0	93814	0	0	0	7747	896772	598761	304042	1091958			25019657	as of 2007
+3				1551878	1415659	263921	919616	61183	99554	182588	0	93814	486621	100855	586104	7747	1005715	639799	409786				23898959	as of 2006
+4			5669697	1588308	1416541	403896	919616	61183	99639	182588	450792	207271	486621	872824	1575347	7747	1005715	1059604					23008079	as of 2005
+5		5826784	5669750	1605865	1416541	420181	919616	61183	99639	182588	450792	207271	486621	872824	1575347	7747	1005715						20612749	as of 2004
+6	505285	5875862	5669750	2186727	1499867	420181	1155339	61183	99639	182588	450792	207721	486621	949204	1575347	7747							19411351	as of 2003
+7	505285	5875862	5669981	2207291	1514188	420181	1157013	61183	99639	182588	450792	207271	486621	949204	1575347								18777359	as of 2002
+8	505285	5875862	5669981	2398751	1514188	420181	1164982	61183	99639	182588	450792	207271	486621	949204									18167829	as of 2001
+9	505285	5875862	5669981	2398751	1514188	420181	1164982	61183	99639	182588	450792	207271	486621										18086053	as of 2000
+10	505285	5875862	5669981	2398751	1514188	420181	1164982	61183	99639	182588	450792	207271											17923686	as of 1999
+11	505285	5875862	5669981	2398751	1514188	420181	1164982	61183	99639	182588	450791												17599963	as of 1998
+12	505285	5875862	5669981	2398751	1514188	420181	1164982	61183	99639	182588													17260347	as of 1997
+13	505285	5875862	5669981	2398751	1514188	420181	1164982	61183	99639														16701410	as of 1996
+14	505285	5875862	5669981	2398751	1514188	420181	1164982	61183															16532239	as of 1995
Excess over 200,000 per loss – LAE prorated
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Diagonal Total
YEAR END							0	0	0	0	0	0	0	0	0	0	668859	0	0	0	0	0	16783949	as of 2009
+1						0	817436	0	0	82588	0	0	0	0	0	0	668859	0	0	0	0		18765042	as of 2008
+2					365153	7481	817436	0	0	82588	0	0	0	0	0	0	672934	495344	37608	869699			16786953	as of 2007
+3				849019	986505	7481	817436	0	0	82588	0	0	343215	565	408182	0	672939	495344	45352				16333688	as of 2006
+4			4092618	885366	987081	20604	817436	0	0	82588	341085	0	343215	655498	1270786	0	672939	646913					15764566	as 01 2005
+5		4160661	4092618	885366	987081	20607	817436	0	0	82588	341085	0	343215	655498	1270786	0	672939						13643429	as of 2004
+6	245690	4160661	4092618	1348882	987081	20607	918122	0	0	82588	341085	0	343215	655498	1270786	0							12680867	as of 2003
+7	245690	4160661	4092823	1370010	987081	20607	918837	0	0	82588	341085	0	343215	655498	1270786								12287078	as of 2002
+8	245690	4160661	4092823	1426771	987081	20607	922241	0	0	82588	341085	0	343215	655498									11938015	as of 2001
+9	245690	4160661	4092823	1426771	987081	20607	922241	0	0	82588	341085	0	343215										11937301	as of 2000
+10	245690	4160661	4092823	1426771	987081	20607	922241	0	0	82588	341085	0											11883657	as of 1999
+11	245690	4160661	4092823	1426771	987081	20607	922241	0	0	82588	341085												11787456	as of 1998
+12	245690	4160661	4092823	1426771	987081	20607	922241	0	0	82588													11684571	as of 1997
+13	245690	4160661	4092823	1426771	987081	20607	922241	0	0														11272032	as of 1996
+14	245690	4160661	4092823	1426771	987081	20607	922241	0															11226570	as of 1995

Excess over 250,000 per loss – LAE prorated
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Diagonal Total
YEAR END							0	0	0	0	0	0	0	0	0	0	617408	0	0	0	0	0	14107075	as of 2009
+1						0	766346	0	0	32588	0	0	0	0	0	0	617408	0	0	0	0		15826338	as of 2008
+2					271029	0	766346	0	0	32588	0	0	0	0	0	0	617408	443635	0	758569			14122145	as of 2007
+3				651449	828890	0	766346	0	0	32588	0	0	292218	0	356418	0	617408	443635	0				13732289	as of 2006
+4			3463398	687924	829312	0	766346	0	0	32588	286231	0	292218	591397	1165110	0	617408	505924					13284562	as of 2005
+5		3499245	3463398	687924	829312	0	766346	0	0	32588	286231	0	292218	591397	1165110	0	617408						11354561	as of 2004
+6	150435	3499245	3463398	1092767	829312	0	799514	0	0	32588	286231	0	292218	591397	1165110	0							10471222	as of 2003
+7	150435	3499245	3463590	1114178	829312	0	799749	0	0	32588	286231	0	292218	591397	1165110								10181477	as of 2002
+8	150435	3499245	3463590	1114178	829312	0	800870	0	0	32588	286231	0	292218	591397									9889232	as of 2001
+9	150435	3499245	3463590	1114178	829312	0	800870	0	0	32588	286231	0	292218										9888997	as of 2000
+10	150435	3499245	3463590	1114178	829312	0	800870	0	0	32588	283231	0											9855696	as of 1999
+11	150435	3499245	3463590	1114178	829312	0	800870	0	0	32588	286231												9855696	as of 1998
+12	150435	3499245	3463590	1114178	829312	0	800870	0	0	32588													9801697	as of 1997
+13	150435	3499245	3463590	1114178	829312	0	800870	0	0														9396661	as of 1996
+14	150435	3499245	3463590	1114178	829312	0	800870	0															9398017	as of 1995

Excess over 350,000 per loss – LAE prorated

Exhibit 16
American lnter-Fidelity Exchange @12/2009
Auto Liability – BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg5 paid x	Using data through 12/09
tab=reduce

ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END														0	0	0	514507	0	0	0	0	0	10060718	as of 2009
+1													0	0	0	0	514507	0	0	0	0		11348884	as of 2003
+2												0	0	0	0	0	514507	340217	0	536310			10200531	as of 2007
+3											0	0	190225	0	252391	0	514507	340217	0				9861177	as of 2006
+4										0	176524	0	190225	474354	953757	0	514507	340217					9518042	as of 2005
+5									0	0	176524	0	190225	474354	953757	0	514507						7918923	as of 2004
+6								0	0	0	176524	0	190225	474354	953757	0							7241573	as of 2003
+7							664167	0	0	0	176524	0	190225	474354	953757								7056464	as of 2002
+8						0	664167	0	0	0	176524	0	190225	474354									6874824	as of 2001
+9					597391	0	664167	0	0	0	I76S24	0	190225
+10				772796	597391	0	664167	0	0	0	176524	0
+11			2339782	772796	597391	0	664167	0	0	0	176524
+12		2450720	2339782	772796	597391	0	664167	0	0	0
+13	49968	2450720	2339782	772796	597391	0	664167	0	0
+14	49968	2450720	2339782	772796	597391	0	664167	0

Excess over 500,000 per loss – LAE prorated
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Diagonal Total
YEAR END															0	0	360155	0	0	0	0	0	5268597	as of 2009
+1														0	0	0	360155	0	0	0	0		6159611	as of 2008
+2													0	0	0	0	360155	185091	0	202921			5585770	as of 2007
+3												0	37235	0	97600	0	360155	135091	0				5244646	as of 2006
+4											11964	0	37235	298789	636728	0	360155	185091					5058398	as of 2005
+5										0	11964	0	37235	298789	636728	0	360155						3949580	as of 2004
+6									0	0	11964	0	37235	298789	636728	0							3584913	as of 2003
+7								0	0	0	11964	0	37235	298789	636728								3552929	as of 2002
+8							510898	0	0	0	11964	0	37235	298789
+9						0	510898	0	0	0	11964	0	37235
+10					394273	0	510898	0	0	0	11964	0
+11				435859	394273	0	510898	0	0	0	11964
+12			1114310	435859	394273	0	510898	0	0	0
+13		1080374	1114310	435859	394273	0	510898	0	0
+14	0	1080374	1114310	435859	394273	0	510898	0

Exhibit 17
American Inter-Fidelity Exchange @12/2009
Auto Liability – BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg5 paid.xl	Using data through 12/09	In this version, we average
tab=maxl00	Claims capped at $100,000 per loss – LAE prorated	the last 5 LDF's.
Paid Losses and LAE ================>

																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END						0	45383	155736	27498	45720	72149	39198	60383	122232	87031	359408	381123	216735	118982	127068	206280	80391	35150119	as of 2009
+1					0	861765	352931	237457	77920	200694	227445	109257	199674	367230	332169	616192	574610	354624	460882	435389	568396		35945159	as of 2008
+2				0	1545520	I440029	413017	491330	157892	200694	359841	426268	356657	529712	423845	775318	919019	594538	797550	793796			34716539	as of 2007
+3			0	3593863	1843179	1884913	453470	512365	403317	200694	410730	465731	576615	759099	874119	904197	1156934	812124	1116301				33329636	as of 2006
+4		0	5915552	3716354	1890614	2072930	492711	535006	483878	200694	534681	569610	662256	928344	1172226	1143595	1388386	979803					31581035	as of 2005
+5	1379578	7032055	5983857	3902854	1919063	2267343	523913	535894	496813	200694	547631	569610	663803	998145	1181522	1213084	1486935						30239390	as of 2004
+6	1024727	7144465	6111235	3948867	2025907	2373141	599327	541932	504587	200694	556073	569160	665527	1106880	1204707	1281332							28967122	as of 2003
+7	1024727	7191476	6121373	3989686	2024488	2393729	640808	547315	505188	200694	556391	569610	665527	1155505	1204707								27810509	as of 2002
+8	1024727	7191476	6121529	3949729	2024488	2394717	645373	547315	509200	200694	561523	569610	665527	1155712									26664601	as of 2001
+9	1024727	7191476	6126529	3949729	2024488	2440039	645373	547315	509200	200694	561523	569610	665527										25833548	as of 2000
+10	1024727	7194266	6127503	3949729	2024488	2440424	645373	547315	509200	200694	561523	569610											25486785	as of 1999
+11	1024727	7194266	6127503	3949894	2024488	2440424	645373	547315	509200	200694	561523												24843188	as of 1998
+12	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509200	200694													24220986	as of 1997
+13	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509200														23838290	as of 1996
+14	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315															23573573	as of 1995
											use case res
Ultimate	1024727	7194266	6127503	3972096	2024488	2440424	645373	547315	509200	200694	610074	578823	678486	1182822	1240969	1302696	1585348	1098638	1590523	1550988	1643967	558356	38307775

IBNR	0	0	0	0	0	0	0	0	0	0	48551	9213	12959	27110	36262	21364	98413	118835	474222	757192	1075571	477965	3157656

Earned Premium								1111129	996547	1138211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780721	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Nd @ $50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	8S8507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								165.6%	131.5%	23.0%	79.0%	65.1%	98,5%	86.3%	54.1%	46.7%	60.0%	39.3%	52.5%	53.9%	69.3%	39.0%	58.2%
															loss Ratio including $50K prcmium ===>				43.6%	44.6%	53.6%	28.1%

Paid Loss & LAE as a Descent of ULTIMATE INCURRED =======>
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						0.0%	7.0%	28.5%	5.4%	22.8%	11.8%	6,8%	8.9%	10.3%	7.0%	27.6%	24.0%	19.7%	7.5%	8.2%	12.5%	14.4%
+1					0.0%	35.3%	54.7%	43.4%	15.3%	100.0%	37.3%	18.9%	29.4%	31.0%	26.8%	47.3%	36.2%	32,3%	29.0%	28.1%	34.6%
+2				0.0%	76.3%	59.0%	64.0%	89.8%	31.0%	100.0%	59.0%	73.6%	52.6%	44.8%	34.2%	59.5%	58.0%	54.1%	50.1%	51.2%
+3			0.0%	90.5%	91.0%	77.2%	70.3%	93.6%	79.2%	100.0%	67.3%	80.5%	85.0%	64.2%	70.4%	69.4%	73.0%	73.9%	70.2%
+4		0.0%	96.5%	93.6%	93.4%	84.9%	76.3%	97.8%	95.0%	100.0%	87.6%	98.4%	97.6%	78.5%	94.5%	87.8%	87.6%	89.2%
+5	134.6%	97.7%	97.7%	98.3%	94.8%	92.9%	81.2%	97.9%	97.6%	100.0%	89.8%	98.4%	97.8%	84.4%	95.2%	93.1%	93.8%
+6	100.0%	99.3%	99.7%	99.4%	100.1%	97.2%	92.9%	99.0%	99.1%	100.0%	91.1%	98.3%	98.1%	93.6%	97.1%	98.4%
+7	100.0%	100.0%	99.9%	100.4%	100.0%	98.1%	99.3%	100.0%	99.2%	100.0%	91.2%	98.4%	98.1%	97.7%	97.1%
+8	100.0%	100.0%	99.9%	99.4%	100.0%	98.1%	100.0%	100.0%	100.0%	100.0%	92.0%	98.4%	98,1%	97.7%
+9	100.0%	100.0%	100.0%	99.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	92.0%	98.4%	98.1%
+10	100.0%	100.0%	I00.0%	99.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100,0%	92.0%	98.4%
+11	100.0%	100.0%	100.0%	99.4%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	92,0%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100,0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	8.0%	1.6%	1.9%	2.3%	2.9%	1.6%	6.2%	10.8%	29.8%	48.8%	65.4%	85.6%

Exhibit 18
American Inter-Fidelity Exchange @12/2009
Auto Liability – BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg5 paid.xl	Using data through 12/09	In this version, we average
tab=max200	Claims capped at $200,000 per loss – LAE prorated	the last 5 LDF's.
Paid Losses and LAE ================>

																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END						0	45383	155736	27498	45720	72149	39198	60383	122232	87031	367155	484024	216735	118982	127068	206280	80391	43622624	as of 2009
+1					0	861765	455111	237457	77920	300694	227445	109257	199674	367230	332169	623939	677511	354624	523372	435389	688165		44893711	as of 2008
+2				0	1847692	1634295	515197	551971	157892	300694	359841	520082	356657	529712	423845	783065	1142857	697955	1063984	1016055			42949243	as of 2007
+3			0	4296722	2272333	2141353	555650	573548	502871	300694	410730	559545	720021	859389	1052041	911944	1489710	956579	1480735				40894907	as of 2006
+4		0	7492631	4419296	2320074	2456222	594891	596189	583517	300694	644388	776881	805662	1145670	1476787	1151342	1721162	1392494					38824548	as of 2005
+5	1379578	8698178	7560989	4623353	2348523	2666917	626093	597077	596452	300694	657338	776881	807209	1215471	1486083	1220831	1819711						37208710	a of 2004
+6	1284322	8859666	7688367	4786712	2538693	2772715	836544	603115	604226	300694	665780	776881	808933	1400586	1509268	1289079							35697606	as of 2003
+7	1284322	8906677	7698531	4826967	2551595	2793303	878984	608498	604827	300694	666098	776881	808933	1449211	1509268								34300790	as of 2002
+8	1284322	8906677	7698687	4921709	2551595	2794291	888114	608498	608839	300694	671230	776881	808933	1449418									32894415	as of 2001
+9	1284322	8906677	7703687	4921709	2551595	2839613	888114	608498	608839	300694	671230	776881	808933										31982300	a of 2000
+10	1284322	8909467	7704661	4921709	2551595	2839998	888114	608498	608839	300694	671230	776881											31526814	as of 1999
+11	1284322	8909467	7704661	4921874	2551595	2839998	888114	608498	608839	300694	671230												30655695	as of 1998
+12	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608839	300694													29796762	as of 1997
+13	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608839														29267668	aa of 1996
+14	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498															28879242	as of 1995
											use case res
Ultimate	1284322	8909467	7704661	4944076	2551595	2839998	888114	608498	608839	300694	719781	787505	822244	1478133	1547595	1308774	1942648	1555909	2216912	2126515	2302730	679599	48128606

IBNR	0	0	0	0	0	0	0	0	0	0	48551	10624	13311	28715	38327	19695	122937	163415	736177	1110460	1614565	399208	4505982

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	5714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	374329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	34.4%	93.2%	88.6%	119.3%	107.9%	67.5%	46.9%	73.5%	55.7%	73.2%	73.9%	97.0%	47.4%	74.4%
														Loss Ratio including $50K premium ====>					60.8%	61.1%	75.1%	34.3%

Paid Loss & LAE as a percent of ULTIMATE INCURRED =======>
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						0.0%	5.1%	25.6%	4.5%	15.2%	10.0%	5.0%	7.3%	8.3%	5.6%	28.1%	24,9%	13.9%	5.4%	6.0%	9.0%	11.8%
+1					0.0%	30.3%	51.2%	39.0%	12.8%	100.0%	31.6%	13.9%	24.3%	24.8%	21.5%	47.7%	34.9%	22.8%	23.6%	20.5%	29.9%
+2				0.0%	72.4%	57.5%	58.0%	90.7%	25.9%	100.0%	50.0%	66.0%	43.4%	35.8%	27.4%	59.8%	58.8%	44.9%	48.0%	47.8%
+3			0.0%	86.9%	89.1%	75.4%	62.6%	94.3%	82.6%	100.0%	57.1%	71.1%	87.6%	58.1%	68.0%	69.7%	76.1%	61.5%	66.8%
+-1		0.0%	97.2%	89.4%	90.9%	86.5%	67.0%	98.0%	95.8%	100.0%	89.5%	98.7%	98.0%	77.5%	95.4%	88.0%	88.6%	89.5%
+S	107.4%	91.6%	98.1%	93.5%	92.0%	93.9%	70.5%	98.1%	98.0%	100.0%	91.3%	98.7%	98.2%	82.2%	96.0%	93.3%	93.7%
+6	100.0%	99.4%	99.8%	96.8%	99.5%	97.6%	94.2%	99.1%	99.2%	100.0%	92.5%	98.7%	98.4%	94.8%	97.5%	98.5%
+7	100.0%	100.0%	99.9%	97.6%	100.0%	98.4%	99.0%	100.0%	99.3%	100.0%	92.5%	98.7%	98.4%	98.0%	97.5%
+8	100.0%	100.0%	99.9%	99.5%	100.0%	98.4%	100.0%	100.0%	100.0%	100.0%	93.3%	98.7%	98.4%	98.1%
+9	100.0%	100.0%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	93.3%	98.7%	98.4%
+10	100.0%	100.0%	100.0%	99.5%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	93.3%	98.7%
+11	100.0%	100.0%	100.0%	99.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	93,3%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100,0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	6.7%	1.3%	1.6%	1.9%	2.5%	1.5%	6,3%	10.5%	33.2%	52.2%	70.1%	88.2%

Exhibit 19
American Inter-Fidelity Exchange @12/2009
Auto Liability – BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg5 paid.xl	Using data through 12/09	In this version, we average
tab=max250	Claims capped at $250,000 per loss – LAE prorated	the last 5 LDF's.
Paid Losses and LAE ================>

ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Diagonal Total
YEAR END						0	45383	155736	27498	45720	72149	39198	60383	122332	87031	367155	535475	216735	118982	127068	206280	80391	46299498	as of 2009
+1					0	361765	506201	237457	77920	350693	227445	109257	199674	367230	332169	623939	728962	354624	523372	435389	688165		47832415	as of 2008
+2				0	1941816	1641776	566286	551971	157892	350693	359841	520082	356657	529712	423845	783065	1198383	749664	1101592	1127185			45614051	as of 2007
+3			0	4494292	2429948	2148334	606739	573548	502871	350693	410730	559545	771018	859954	1103805	911944	1545241	1008288	1526087				43496306	as of 2006
+4		0	8121851	4616738	2477843	2476826	645980	596189	583517	350693	699242	776881	856659	1209771	1582463	1151342	1776693	1533483					41304552	as of 2005
+5	1379578	9359594	8190209	4820795	2506292	2687524	677182	597077	596452	350693	712192	776881	858206	1279572	1591759	1220831	1875242						39497578	as of 2004
+6	1379577	9521082	8317587	5042827	2696461	2793322	955152	603115	604226	350694	720634	776881	859930	1464687	1614944	1289079							37907251	as of 2003
+7	1379577	9568093	8337764	5082799	2709364	2813910	998072	603498	604827	350694	720952	776881	859930	1513312	1614944								36406391	as of 2002
+8	1379577	9568093	8327920	5234303	2709364	2814898	1009485	608498	608839	350694	726084	776881	859930	1513519									34943198	as of 2001
+9	1379577	9568093	8332920	5234303	2709364	2860220	1009485	608498	608839	350694	726084	776881	859930										34030604	as of 2000
+10	1379577	9570883	8333894	5234303	2709364	2860605	1009485	608498	608839	350694	729084	776881											33554776	as of 1999
+11	1379577	9570883	8333694	5234468	2709364	2860605	1009485	608498	608839	350694	726084												32587456	as of 1998
+12	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498	608839	350694													31679636	as of 1997
+13	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498	608839														31143039	as of 1996
+14	1379577	9570883	8333894	5255669	2709364	2860605	1009485	608498		use case res													30707795	as of 1995
Ultimate	1379577	9570883	8333894	5256669	2709364	2860605	1009485	608498	608839	350694	774635	786126	872925	1541049	1652606	1303117	1994201	1704471	2317739	2374590	2354204	683433	51047605
IBNR	0		0	0	0	0	0	0	0	0	48551	9245	12995	27530	37662	14033	118959	170988	791652	1247405	1666039	603042	4748107
Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463438	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			6I6693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373386	1432580	25544455
Loss Ratio								184.2%	157.3%	40.1%	100.3%	88.5%	126.7%	112.5%	72.1%	45.7%	75.4%	61.0%	76.6%	82.5%	99.2%	47.7%	78.0%
															Loss Ratio icluding $50K premium =====>				63.6%	68.3%	76.8%	34.5%

Pa id Loss & LAE as a percent of ULTIMATE INCURRED =======>

	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END						0.0%	45%	256%	4.5%	13.0%	9.3%	5.0%	6.9%	7.9%	5.3%	28.2%	26.9%	12.7%	5.1%	5.4%	3.8%	11.8%
+1					0.0%	30.1%	50.1%	39.0%	12.8%	100.0%	29.4%	13.9%	22.9%	23.8%	20.1%	47.9%	36.6%	20.8%	22.6%	18.3%	29.2%
+2				0.0%	71.7%	57.4%	56.1%	90.7%	25.9%	100.0%	46.5%	66.2%	40.9%	34.4%	25.6%	60.1%	60.1%	44.0%	47.5%	47.5%
+3			0.0%	85.5%	89.7%	75.1%	60.1%	94.3%	82.6%	100.0%	53.0%	71.2%	88.3%	55.8%	66.8%	70.0%	77.5%	59.2%	65.8%
+4		0.0%	975%	87.8%	91.5%	86.6%	64.0%	98.0%	95.8%	100.0%	90.3%	98.8%	98.1%	78.5%	95.8%	88.4%	89.1%	90.0%
+5	100.0%	97.8%	98.3%	91.7%	925%	93.9%	67.1%	98.1%	98.0%	100.0%	91.9%	98.8%	98.3%	83.0%	96.3%	93.7%	94.0%
+6	100.0%	99.5%	99.3%	95.9%	99.5%	97.6%	98.6%	99.1%	99.2%	100.0%	93.0%	98.8%	98.5%	95.0%	97.7%	98.9%
+7	100.0%	100.0%	99.9%	96.7%	100.0%	98.4%	93.9%	100.0%	99.3%	100.0%	93.1%	98.3%	98.5%	98.2%	97.7%
+8	100.0%	100.0%	99.9%	99.6%	100.0%	98.4%	100.0%	100.0%	100.0%	100.0%	93.7%	98.8%	98.5%	98.2%
+9	100.0%	100.0%	100.0%	99.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	93.7%	98.8%	98.5%
+10	100.0%	100.0%	100.0%	99.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	94.1%	93.8%
+11	100.0%	100.0%	100.0%	99.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	93.7%
+12	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	6.3%	1.2%	1.5%	1.8%	2.3%	1.1%	6.0%	10.0%	34.2%	52.5%	70.8%	88.2%

Exhibit 20
American Inter-Fidelity Exchange @12/2009
Auto Liability – BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg5 paid.xl	Using data through 12/09	In this version, we average
tab=max350	Claims capped at $350,000 per loss – LAE prorated	the last 5 LDF's.
Paid Losses and LAE ================>

																							Diagonal
ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total
YEAR END														122232	87031	367155	638376	216735	118982	127068	206280	80391	50345855	as of 2009
+1													199674	367230	332169	623939	831863	354624	523372	435389	688165		52309869	as of 2008
+2												520082	356657	529712	423845	783065	1301284	853082	1101592	1349444			49535665	as of 2007
+3											410730	559545	873011	859954	1207332	911944	1648142	1111706	1526087				47367418	as of 2006
+4										383282	808949	776881	958652	1326814	1793816	1151342	1879594	1699190					45071072	as of 2005
+5									596452	383282	821899	776881	960199	1396615	1803112	1220831	1978143						42933216	as of 2004
+6								603115	604226	383282	830341	776881	961923	1581730	1826297	1289079							41136900	as of 2003
+7							1133654	608498	604827	383282	830659	776881	961923	1630355	1826297								39531404	as of 2002
+8						2814898	1146188	608498	608839	383282	835791	776881	961923	1630562									37957606	as of 2001
+9					2941285	2850220	1146188	608498	608839	383282	835791	776881	961923
+10				5575684	2941285	2860605	1146188	608498	608839	383282	835791	776881
+11			9457702	5575849	2941285	2860605	1146188	608498	608839	383282	835791
+12		10619408	9457702	5598051	2941285	2860605	1146188	608498	608839	383282
+13	1480044	10619408	9457702	5598051	2941285	2860605	1146188	608498	608839
+14	1480044	10619408	9457702	5598051	2941285	2860605	1146188	608498		use case res

Ultimate	1480044	10619408	9457702	5598051	2941285	2860605	1146188	608498	608839	383282	884342	785506	974767	1656757	1863871	1294941	2092287	1873755	2346327	2836361	2380807	666669	55360291

IBNR	0	0	0	0	0	0	0	0	0	0	48551	8625	12844	26195	37574	5862	114144	174565	820240	1486917	1692642	586278	5014436
Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1106919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312391	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	43.8%	114.5%	88.4%	141.4%	120.9%	81.3%	46.4%	79.1%	67.1%	77.5%	98,5%	100.3%	46.5%	83.2%
														Loss Ratio including $50K Premium ======>					64.4%	81.5%	77.7%	33.6%

Paid Loss & LAE as a percent of ULTIMATE INCURRED =======>
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END														7.4%	4.7%	28.4%	30.5%	11.6%	5.1%	4.5%	8.7%	12.1%
+1													20.5%	22.2%	17.8%	48.2%	39.8%	18.9%	22.3%	15.4%	28.9%
+2												66.2%	36.6%	32.0%	22.7%	60.5%	62.2%	45.5%	46.9%	47.6%
+3											46.4%	71.2%	89.6%	51.9%	64.8%	70.4%	78.8%	59.3%	65.0%
+4										100.0%	91.5%	98.9%	98.3%	80.1%	96.2%	88.9%	89.8%	90.7%
+5									98.0%	100.0%	92.9%	98.9%	98.5%	84.3%	96.7%	94.3%	94.5%
+6								99.1%	99.2%	100.0%	93.9%	98.9%	98.7%	95.5%	98.0%	99.5%
+7							98.9%	100.0%	99.3%	100.0%	93.9%	98.9%	98.7%	98.4%	98.0%
+8						98.4%	100.0%	100.0%	100.0%	100.0%	94.5%	98.9%	98.7%	98.4%
+9					100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	94.5%	98.9%	98.7%
+10				99.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	94.5%	98.9%
+11			100.0%	99.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	94.5%
+12		100.0%	100.0%	1000%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.5%	1.1%	1.3%	1.6%	2.0%	0.5%	5.5%	9.3%	35.0%	52.4%	71.1%	87.9%

Exhibit 21
American Inter-Fidelity Exchange @ 12/2009
Auto Liability — BI and PD Liability

Source: diskette files closed94 to CLOSED (as of 1209)
file = Lsdv09 avg5 paid.x	Using data through 12/09	In this version, we average
tab=max500	Claims capped at $350,000 per loss – LAE prorated	the last 5 LDF's.
Paid Losses and LAE ------------------------------->

ACC Year	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Diagonal Total
YEAR END															87031	367155	792728	216735	118982	127068	206280	80391	55137976	as of 2009
+1														367230	332169	623939	986215	354624	523372	435389	688165		57499142	as of 2008
+2													356657	529712	423845	783065	1455636	1008208	1101592	1682833			54150426	as of 2007
+3												559545	1026001	859954	1362623	911944	1802494	1266832	1526087				47367418	as of 2006
+4											973509	776881	1111642	1502379	2110845	1151342	2033946	1854316					45071072	as of 2005
+5										383282	986459	776881	1113189	1572180	2120141	1220831	2132495						42933216	as of 2004
+6									604226	383282	994901	776881	1114913	1757295	2143326	1289079							41136900	as of 2003
+7								608498	604827	383232	995219	776881	1114913	1805920	2143326								39531404	as of 2002
+8							1299457	608498	608839	383282	1000351	776881	1114913	1806127									37957606	as of 2001
+9						2860220	1299457	608498	608839	383282	1000351	776881	1114913
+10					3144403	2860605	1299457	608498	608839	383232	1000351	776881
+11				5912786	3144403	2860605	1299457	608498	608839	383282	1000351
+12			10683174	5934988	3144403	2860605	1299457	608498	608839	383232
+13		11989754	10683174	5934988	3144403	2860606	1299457	608498	608839
+14	1530012	11989754	10683174	5934988	3144403	2860605	1299457	608498
										use case res
Ultimate	1530012	11989754	10683174	5934988	3144403	2860605	1299457	608498	608839	383282	1048902	784140	1127437	1830529	2180388	1285137	2240345	2024985	2359077	3479381	2376550	633373	60413257

IBNR	0	0	0	0	0	0	0	0	0	0	48551	7259	12524	24402	37062	-3942	107850	170669	832990	1796548	1688385	552982	5275281

Earned Premium								1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded								780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985130	648283	380448	12568435
Net @ 50K Deductible																			616693	599647	691878	551144	2459362
Net Earned								330405	387117	874329	772020	888507	689144	1369965	2292530	2791407	2644171	2792308	3027426	2878661	2373886	1432580	25544455
Loss Ratio								184.2%	157.3%	43.8%	135.9%	88.3%	163.6%	133.6%	95.1%	46.0%	84.7%	72.5%	77.9%	120.9%	100.1%	44.2%	89.9%
															Loss Ratio including $50K premium==>				64.7%	100.0%	77.5%	31.9%

Paid Loss & LAE as a percent of ULTIMATE INCURRED --------->
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
YEAR END															4,0%	28.6%	35.4%	10.7%	5.0%	3.7%	8.7%	12.7%
+1														20.1%	15.2%	48.6%	44.0%	17.5%	22.2%	12.5%	29.0%
+2													31.6%	28.9%	19.4%	60.9%	65.0%	49.8%	46.7%	48.4%
+3												71.4%	91.0%	47.0%	62.5%	71.0%	80.5%	62.6%	64.7%
+4											92.8%	99.1%	98.6%	82.1%	96.8%	89.6%,	90.8%	91.6%
+5										100.0%	94.0%	99.1%	98.7%	85.9%	97.2%	95.0%	95.2%
+6									99.2%	100.0%	94.9%	99.1%	98.9%	96.0%	93.3%	100.3%
+7								100.0%	99.3%	100.0%	94,9%	99.1%	98.9%	98.7%	98.3%
+8							100.0%	100.0%	100.0%	100.0%	95.4%	99,1%	98.9%	98.7%
+9						100.0%	100.0%	100.0%	100.0%	100.0%	95.4%	99.1%	98.9%
+10					100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	95.4%	99.1%
+11				99.6%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	95.4%
+12			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+13		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
+14	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ultimate	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	I00.0	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
IBNR	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	4.6%	0.9%	1.1%	1.3%	1.7%	-0.3%	4.8%	8.4%	35.3%	51.6%	71.0%	87.3%

Exhibit 22
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability
file = Lsdv09 avg5 paid.xls	In this version, we average
tab = runoff	the last 5 LDF’s.
Page l

	Paid plus Case	Ultimate	Developed
	at 12/01	at 12/09	12/01 IBNR
1 for $100K triangle through 12/98	25255044	25296160	41116
2 for $100K triangle for 1999	568590	578823	10233
3 for $200K triangle for 1999	723327	787505	64178
4 for $200K triangle for 2000-2001	946650	2300376	1353726

5 (l)+.25*(2)+.75*(3)+(4) =	26886337	28331870	1445534

Note1: The 1999 year is included in theLine (5) total as 25% of the $100K version and 75% of $200K version.

	Paid plus Case	Ultimate	Developed
	at 12/02	at 12/09	12/02 IBNR
1 for $100K triangle through 12/98	25316403	25296160	-20243
2 for $100K triangle for 1999	568173	578823	10650
3 for $200K triangle for 1999	751499	787505	36006
4 for $200K triangle for 2000-2001	1523221	2300376	777155
5 for $200K triangle for 2002	645873	1547595	901722
6 for $250K triangle for 2002	645873	1652606	1006733

7 (l)+.25*(2)+.75*(3)+(4) +.25*(5)+.75*(6) =	28191165	29958224	1767059

Note1: The 1999 year is included in theLine (7) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (7) total as 25% of the $200K version and 75% of $250K version.

	Paid plus Case	Ultimate	Developed
	at 12/03	at 12/09	12/03 IBNR
1 for $100K triangle through 12/98	25298068	25296160	-1908
2 for $100K triangle for 1999	569610	578823	9213
3 for $200K triangle for 1999	776881	787505	10624
4 for $200K triangle for 2000-2001	1855056	2300376	445320
5 for $200K triangle for 2002	935175	1547595	612420
6 for $250K triangle for 2002	990725	1652606	661881
7 for $250K triangle for 2003	768541	1303117	534576

8 (l)+.25*(2)+.75*(3)+(4) +.25*(5)+.75*(6)+(7) =	29623566	31261340	1637775

Notel:  The 1999 year is included in theLine (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (8) total as 25% of the $200K version and 75% of $250K version.

	Paid plus Case	Ultimate	Developed
	at 12/04	at 12/09	12/04 IBNR
1 for $I00K triangle through 12/98	25296159	25296160	1
2 for $100K triangle for 1999	569610	578823	9213
3 for $200K triangle for 1999	776881	787505	10624
4 for $200K triangle for 2000-2001	2007831	2300376	292545
5 for $200K triangle for 2002	1108841	1547595	438754
6 for $250K triangle for 2002	1161618	1652606	490988
7 for $250K triangle for 2003-2004	2018148	3297317	1279169

8 (l)+.25*(2)+.75*(3)+(4) +.25*(5)+.75*(6)+(7) =	31195625	33255541	2059916

Notel:  The 1999 year is included in theLine (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (8) total as 25% of the $200K version and 75% of $250K version.

Exhibit 22
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

file = Lsdv09 avg5 paid.xls	In this version, we average
tab = runoff	the last 5 LDF’s.
page 2

	Paid plus Case	Ultimate	Developed
	at 12/05	at 12/09	12/05 IBNR
1 for $100K triangle through 12/98	25296159	25296160	1
2 for $100K triangle for 1999	569610	578823	9213
3 for $200K triangle for 1999	776881	787505	10624
4 for $200K triangle for 2000-2001	2091322	2300376	209054
5 for $200K triangle for 2002	1427045	1547595	120550
6 for $250K triangle for 2002	1532869	1652606	119737
7 for $250K triangle for 2003-2005	3325240	5001789	1676549

8 (l)+.25*(2)+.75*(3)+(4) +.25*(5)+.75*(6)+(7) =	32944197	34960012	2015815

Notel:  The 1999 year is included in theLine (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (8) total as 25% of the $200K version and 75% of $250K version.

	Paid plus Case	Ultimate	Developed
	at 12/06	at 12/09	12/06 IBNR
1 for $100K triangle through 12/98	25296160	25296160	0
2 for $100K triangle for 1999	569610	578823	9213
3 for $200K triangle for 1999	776881	787505	10624
4 for $200K triangle for 2000-2001	2237404	2300376	62972
5 for $200K triangle for 2002	1583846	1547595	-36251
6 for $250K triangle for 2002	1689522	1652606	-36916
7 for $250K triangle for 2003-2005	4531089	5001789	470700
8 for $250K triangle for 2006	683169	2317739	1634570
9 for $250K triangle for 2006	683169	2346327	1663158

10 (l)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6) +(7)+.5*(8)+.5*(9) =	35135988	37292046	2156057

Notel:  The 1999 year is included in theLine (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (8) total as 25% of the $200K version and 75% of $250K version.
Note3: The 2006 year is included in theLine (10) total as 50% of the $250K version and 50% of $350K version.

	Paid plus Case	Ultimate	Developed
	at 12/07	at 12/09	12/07 IBNR
1 for $100K triangle through 12/98	25296160	25296160	0
2 for $100K triangle for 1999	569610	578823	9213
3 for $200K triangle for 1999	776881	787505	10624
4 for $200K triangle for 2000-2001	2285398	2300376	14978
5 for $200K triangle for 2002	1578343	1547595	-30748
6 for $250K triangle for 2002	1684019	1652606	-31413
7 for $250K triangle for 2003-2005	5135205	5001789	-133416
8 for $250K triangle for 2006	1321240	2317739	996499
9 for $350K triangle for 2006	1321240	2346327	1025087
10 for $250K triangle for 2007	833067	2374590	1541523
11 for $350K triangle for 2007	833067	2836361	2003294
12 for $500K triangle for 2007	833067	3479381	2646314

13 (l)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6)+( +.5*(8)+.5*(9)+.22*(10)+.39*(ll)+.39*(12)=	37253733	40277595	3023861

Notel: The 1999 year is included in theLine (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (8) total as 25% of the $200K version and 75% of $250K version.
Note3: The 2006 year is included in theLine (10) total as 50% of the $250K version and 50% of $350K version.
Note3: The 2007 year is included in theLine (13) total as 22% of the $250K version, 39% of the $350K and 39% of $500K version.

Exhibit 22
American Inter-Fidelity Exchange @12/2009
Auto Liability — BI and PD Liability

file = Lsdv09 avg5 paid.xls	In this version, we average
tab = runoff	the last 5 LDF’s.
Page 3

	Paid plus Case	Ultimate	Developed
	at 12/08	at 12/09	12/08 IBNR
1 for $100K triangle through 12/98	25296159	25296160	1
2 for $100K triangle for 1999	569610	578823	9213
3 for $200K triangle for 1999	776881	787505	10624
4 for $200K triangle for 2000-2001	2258144	2300376	42232
5 for $200K triangle for 2002	1578344	1547595	-30749
6 for $250K triangle for 2002	1684020	1652606	-31414
7 for $250K triangle for 2003-2005	5292693	5001789	-290904
8 for $250K triangle for 2006	1916770	2317739	400969
9 for $350K triangle for 2006	2017468	2346327	328859
10 for $250K triangle for 2007	1378354	2374590	996236
11 for $350K triangle for 2007	1593351	2836361	1243010
12 for $500K triangle for 2007	1807092	3479381	1672289
13 for $250K triangle for 2008	947313	2374590	1427277
14 for $500K triangle for 2008	1209691	3479381	2269690

15 (l)+.25*(2)+.75*(3)+(4)+.25*(5)+.75*(6)+( +.5*(8)+.5*(9)+.22*(l0)+.39*(11)+.39*(12) +.2*(13)+.8*(14)=	39983405	43536017	3552612

Notel:  The 1999 year is included in theLine (8) total as 25% of the $100K version and 75% of $200K version.
Note2: The 2002 year is included in theLine (8) total as 25% of the $200K version and 75% of $250K version.
Note3: The 2006 year is included in theLine (10) total as 50% of the $250K version and 50% of $350K version.
Note3: The 2007 year is included in theLine (13) total as 22% of the $250K version, 39% of the $350K and 39% of $500K version.
Note 4: The 2008 year is included in theLine (13) total as 20% of the $250K version and 80% of $500K version.

Exhibit 23
American Inter-Fidelity Exchange at 12/09
Analysis of Auto Liability Excess Layer - Based on Loss Development Triangles
file = Uncapped minus 250350500 1209.xls

Step 1 — Summarize Reported Losses & LAE in the Excess Layers
Reported Losses & LAE – in the Excess Layers
	2004	2005	2006	2007	2008	2009
Exc $250K	$617,408	$1,589,170	$52	$844,066	$272,676	$0	$3,323,372
Exc $350K	$514,507	$1,205,231	$0	$623,796	$165,744	$0	$2,509,278
Exc $500K	$360,155	$722,757	$0	$293,390	$5,347	$0	$1,381,649

Step 2 – Summarize Ultimate Losses & LAE for Various Ground-Up Layers
by Subtracting Ultimates at $250K, $350K and $500K – from the Uncapped Ultimates
Ultimate Loss & LAE – Average of Last 5 LD %’s
	2004	2005	2006	2007	2008	2009	Avg Last 5 Total
Uncapped	$2,659,398	$3,823,126	$2,338,795	$3,349,142	$3,050,287	$820,650	$16,041,399

$250K	$2,038,893	$1,963,812	$1,993,723	$1,852,657	$2,208,129	$716,675	$10,773,889
$350K	$2,143,467	$2,388,974	$2,082,754	$2,175,145	$2,442,740	$748,448	$11,981,528
$500K	$2,299,851	$2,943,994	$2,199,815	$2,709,520	$2,824,545	$782,164	$13,759,889

Exc $250K	$620,505	$1,859,315	$345,073	$1,496,485	$842,158	$103,975	$5,267,510
Exc $350K	$515,931	$1,434,152	$256,041	$1,173,997	$607,547	$72,202	$4,059,872
Exc $500K	$359,547	$879,132	$138,981	$639,623	$225,741	$38,486	$2,281,510

Ultimate Loss & LAE – Average of Last 3 LD %’s

	2004	2005	2006	2007	2008	2009	Avg Last 3 Total
Uncapped	$2,649,384	$3,881,893	$2,277,486	$2,807,528	$2,887,287	$937,220	$15,440,800

$250K	$2,031,194	$1,878,541	$1,866,611	$1,672,287	$2,036,378	$717,346	$10,202,357
$350K	$2,136,943	$2,318,618	$1,975,709	$1,943,293	$2,261,930	$769,235	$11,405,728
$500K	$2,294,757	$2,910,894	$2,119,198	$2,407,388	$2,657,108	$848,641	$13,237,986

Exc $250K	$618,190	$2,003,353	$410,875	$1,135,242	$850,909	$219,874	$5,238,442
Exc $350K	$512,442	$1,563,275	$301,778	$864,235	$625,357	$167,985	$4,035,072
Exc $500K	$354,628	$971,000	$158,289	$400,140	$230,179	$88,579	$2,202,814

Ultimate Loss & LAE - Average of Last 2 LD %’s

	2004	2005	2006	2007	2008	2009	Avg Last 2 Total
Uncapped	$2,620,230	$4,080,546	$2,144,015	$2,912,012	$2,710,895	$865,832	$15,333,530

$250K	$2,008,940	$1,858,296	$1,899,949	$1,663,207	$1,933,434	$641,611	$10,005,436
$350K	$2,116,344	$2,327,954	$1,989,021	$1,957,815	$2,138,335	$692,822	$11,222,292
$500K	$2,276,207	$2,981,038	$2,097,044	$2,485,768	$2,565,528	$788,117	$13,193,701

Exc $250K	$611,290	$2,222,250	$244,066	$1,248,805	$777,461	$224,222	$5,328,094
Exc $350K	$503,886	$1,752,592	$154,994	$954,197	$572,560	$173,010	$4,111,238
Exc $500K	$344,023	$1,099,508	$46,971	$426,245	$145,367	$77,716	$2,139,830

Exhibit 23
American Inter-Fidelity Exchange at 12/09
Analysis of Auto Liability Excess Layer — Based on Loss Development Triangles
file = Uncapped minus 250350500 1209.xls

Step 3 — Calculate Excess Layer IBNR as Excess Reported at the respective Attachments
($250K, $350K, or $500K) from the Excess Layer Ultimates at Uncapped
IBNR = Ultimate minus Reported - Average of Last 5 LD %’s
							Avg Last 5
	2004	2005	2006	2007	2008	2009	Total

Exc $250K	$33,097	$270,145	$345,021	$652,419	$569,482	$103,975	$1,944,138
Exc $350K	$1,424	$228,921	$256,041	$550,201	$441,803	$72,202	$1,550,594
Exc $500K	$-608	$156,375	$138,981	$346,233	$220,394	$38,486	$899,861

IBNR = Ultimate minus Reported - Average of Last 3 LD %’s
							Avg Last 3
	2004	2005	2006	2007	2008	2009	Total

Exc $250K	$782	$414,183	$410,823	$291,176	$578,233	$219,874	$1,915,070
Exc $350K	$-2,065	$358,044	$301,778	$240,439	$459,613	$167,985	$1,525,794
Exc $500K	$-5,527	$248,243	$158,289	$106,750	$224,832	$88,579	$821,165

IBNR = Ultimate minus Reported — Average of Last 2 LD %’s
							Avg Last 2
	2004	2005	2006	2007	2008	2009	Total

Exc $250K	$-6,118	$633,080	$244,014	$404,739	$504,785	$224,222	$2,004,722
Exc $350K	$-10,621	$547,361	$154,994	$330,401	$406,816	$173,010	$1,601,960
Exc $500K	$-16,132	$376,751	$46,971	$132,855	$140,020	$77,716	$758,181

Step 4 — Using the Layer Weights (see Exhibit 12), Calculate a Weighted
Excess Layer IBNR
Weights	2004	2005	2006	2007	2008	2009
$250K	100%	100%	50%	22%	20%	21%
$350K			50%	39%
$500K				39%	80%	79%
Total	100%	100%	100%	100%	100%	100%

Weighted Excess Layer IBNR
Last 5	$3,097	$270,145	$300,531	$493,142	$290,212	$52,239	$1,409,365
Last 3	$782	$414,183	$356,300	$199,462	$295,512	$116,151	$1,382,391
Last 2	$-6,118	$633,080	$199,504	$269,712	$212,973	$108,482	$1,417,633

Exhibit 24
American Inter-Fidelity Exchange at 12/09
Calculation of Ceded IBNR
Automobile Liability

file = ceded IBNR calcs 2009.xls
Accident Year =	1995	1996	1997	I998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	Total 1995-2009
Earned Premium	1111129	996547	1188211	1161154	1122605	1001541	1706919	3571083	4591920	4806690	4022839	4749908	4463488	3714046	2364172	40572252
Ceded	780724	609430	313882	389134	234098	312397	336954	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	12568435
Net Earned	330405	387117	874329	772010	888507	689144	1369965	2292530	2791407	2644171	2792308	3644119	3478308	3065763	1983724	28003817
Reported Loss Ratio — $100K level (as % of CEDED premium)	7.8%	16.3%	58.2%	115.8%	88.5%	155.8%	281.7%	123.2%	52.1%	49.5%	163.0%	70.9%	91.4%	69.8%	0.0%	80.9%
Reported Loss Ratio — $200K level (as % of CEDED premium)	0.0%	0.0%	26.3%	87.7%	0.0%	109.9%	194.5%	99.4%	44.5%	31.1%	121.2%	22.1%	69.6%	49.4%	0.0%	55.0%
Reported Loss Ratio — $250K level (as % of CEDED premium)	0.0%	0.0%	0.0%	73.6%	0.0%	93.5%	l75.5%	91.1%	40.9%	28.6%	105.0%	9.8%	58.7%	41.3%	0.0%	47.2%
Reported Loss Ratio — $350K level (as % of CEDED premium)	0.0%	0.0%	0.0%	45.4%	0.0%	60.9%	140.8%	74.6%	33.7%	23.8%	83.2%	0.7%	36.9%	25.1%	0.0%	35.6%
Reported Loss Ratio — $500K level (as % of CEDED premium)	0.0%	0.0%	0.0%	3.1%	0.0%	11.9%	88.7%	49.8%	23.0%	16.7%	57.7%	0.0%	15.2%	0.8%	0.0%	20.9%

Reinsurance Attachment Points:	$100,000	until first part of 1999
	$100,000	last part of 1999 to first part of 2002
	$250,000	last part of 2002 to current
	$350,000	during 2006, for 5 selected accounts only
	$500,000	during 2007, for the same 5 selected accounts only

Exhibit 24
American Inter-Fidelity Exchange at 12/09
Calculation of Ceded IBNR
Automobile Liability

file = ceded IBNR calcs 2009.xls
sheet = conclusion

Method 1: Use Expected Loss Ratio on Ceded Premiums – for the 2006-2009 accident years.

	2002	2003	2004	2005	2006	2007	2008	2009	Total
Ceded Earned Premium	1278553	1800513	2162519	1230531	1105789	985180	648283	380448	9591816
Reported Losses ($250K)	1165110	750199	617408	1589170	52	844066	272676	0	5238681
Reported Losses ($350K)					0	623796	165744	0	789540
Reported Losses ($500K)						293390	5347	0	298737
Selected Reported Losses	1165110	750199	617408	1589170	26	580843	58813	0	4761569
Reported Loss Ratio	91.1%	41.7%	28.6%	129.1%	0.0%	59.0%	9.1%	0.0%	49.6%

Additional IBNR						59524	362571	247291	669386
Ultimate Losses	1165110	750199	617408	1589170	26	640367	421384	247291	5430955
Ultimate Loss Ratio	91.1%	41.7%	28.6%	129.1%	0.0%	32.5%	65.0%	65.0%	56.6%
Last year we had used:					37.5%	75.0%	75.0%
Avg LR 2002-2006 =>		58.1%
Method 2: Consider actual Emergence of Ceded IBNR on 12/02 and subsequent year-ends at $250,000 level or $350,000 level or $500,000 level.

	$250,000	$350,000	$500,000
	Emerged IBNR	Emerged IBNR	Emerged IBNR
Reserve at 12/02	2043697	1613220	967501
Reserve at 12/03	2504151	2046696	1356681
Reserve at 12/04	2238220	1883853	1352169
Reserve at 12/05	1897389	1489965	966108
Reserve at 12/06	1449714	1146830	779860
Reserve at 12/07	1903924	1431272	732126
Reserve at 12/08	472407	448663	163632

Conclusion:
Selected Ceded IBNR at 12/09		1400000

split by accident year	2009	150000
	2008	250000
	2007	300000
	2006	300000
	2005	400000
	Total	1400000

American Inter-Fidelity Exchange at 12/09
Reconciliation of Actuary's Workpapers to Schedule P
file = SchP reconcile AIFE 1209.xls

	Schedule P ======>
Accident	Auto Liability	JPCA - Actuary's Workpapere
Year	Net Earned	Net Earned	Delta
prior
2000	799	689	-110
2001	1523	1370	-153
2002	2656	2293	-363
2003	3137	2791	-346
2004	3086	2644	-442
2005	3231	2792	-439
2006	4090	3644	-446
2007	3920	3479	-441
2008	3640	3066	-574
2009	2365	1984	-381
Total	28447	24752	-3695

Difference in premium is (almost exactly) Bobtail and US1 premium – not included in Actuary's workpapers. See page 2 of this worksheet.

Accident	Auto Liability – Net		Paid				Case		Total	JPCA - Actuary's Workpapers		Last Yr’s
Year	Paid Loss	ceded	DCC LAE	ceded	Case Loss	ceded	DCC LAE	ceded	Reported	Reported	Delta	12/08 Delta
Prior					47		2		49	49	0
2000	1018	337	133	7					807	809	2	2
2001	1525	561	534	95					1403	1449	46	46
2002	2309	1194	455	29					1541	1589	48	49
2003	796		493		820	570		180	1359	1359	0	1
2004	1996	600	483	17	163		10		2035	2049	14	13
2005	1558	491	477	15	1521	990	17	78	1999	1987	-12	7
2006	1163		316		356		14		1849	1896	47	-18
2007	1621	610	242		426	81	106	40	1664	1875	211	99
2008	596		77		1026	255	32	18	1458	1687	229	77
2009	38		41		224		13		316	318	2
Total	12620	3793	3251	163	4583	1896	194	316	14480	15066	586	276
											3.9%
Source for actuary's values – my 2/10/10 draft report sections to Lex Venditti on IBNR projections.
The losses for 1999 in my worksheets are (.25*Exh 3 and .75*Exh4), and losses for 1998 and prior are Exh 3
The losses for 2002 in my worksheets are (.25*Exh 4 and .75*Exh5), and losses for 2000-2001 are Exh 4.
The losses for 2006 in my worksheets are (.50*Exh 5 and .50*Exh6), and losses for 2003-2005 are Exh 5.
The losses for 2007 in my worksheets are: 22% Exh5 and 39% Exh6 and 39% Exh7
The lasses for 2008 in my worksheets are: 20% Exh5 and 80% Exh7
The losses for 2009 in my worksheets are: 21 % Exh5 and 79% Exh7
The off-balances for 2000-2006 are similar to the off-balances at 12/08. The 2007+2008 off-balances could be the result of actual distribution of losses by reinsurance attachment being different than our percentage weighting for those two years.

	Schedule P ======>
Accident	Auto Physical Damage	JPCA - Actuary's Workpapers
Year	Net Earned	Net Earned	Delta
Prior			0
2008	2049	2048.569	-0.431
2009	1679	1679.928	0.928
Total	3728	3728.497	0.497
			0.0%

Accident	Auto Physical Damage	Paid		Case	Total	JPCA - Actuary's Workpapers
Year	Paid Loss	DCC LAE	Case Loss	DCC LAE	Reported	Reported	Delta
Prior	-8	4	28	2	26	24.991	-1.009
2008	967	59	19	1	1046	1014.527	-31.473
2009	747	35	57	1	840	828.027	-11.973
Total	1706	98	104	4	1912	1867.545	-44.455
							-2.4%
Source for actuary's values – my 2/3/10 draft report sections to Lex Venditti
Actuary's losses for "prior" — paid in 2009 on 2007+prior, plus O/S for 2007+prior — are calculated in the "for Sch P recon" tab of our file collision 2009.xls.

	Schedule P ======>
Accident	Inland Marine	JPCA - Actuary's Workpapers
Year	Net Earned	Net Earned	Delta
Prior
2008	266	265.900	-0.100
2009	144	143.942	-0.058
Total	410	409.842	-0.158
			0.0%

Accident	Inland Marine	Paid		Case	Total	JPCA - Actuary's Workpapers
Year	Paid Loss	DCC LAE	Case Loss	DCC LAE	Reported	Reported	Delta
Prior	0	1	183	5	189	202.593	13.593
2008	9	11	88	1	109	130.694	21.694
2009	44	2	120	2	168	167.962	-0.038
Total	53	14	391	8	466	501.249	35.249
							7.0%
Source for actuary's values – my 2/3/10 draft report sections to Lex Venditti
Actuary's losses for "prior" – paid in 2009 on 2007+prior, plus O/S for 2007+prior – are calculated in the" for Sch P recon" tab of our file Cargo 2009.xls.

American Inter-Fidelity Exchange at 12/09
Reconciliation of Actuary's Workpapers to Schedule P
file = SchP reconcile AIFE 1209.xls

			Remaining
	Auto Liability		JPCA-Sch P
Accident	Delta	Bobtail	Delta in
Year	JPCA - SchP	Written Prem	Auto Liab Premiums
prior	0
2000	-110	109.397	-0.603
2001	-153	153.488	0.488
2002	-363	363.000	0.000
2003	-346	346.518	0.518
2004	-442	442.742	0.742
2005	-439	438.720	-0.280
2006	-446	446.255	0.255
2007	-441	441.337	0.337
2008	-574	453.811	-120.189
2009	-381	507.599	126.599
Total	-3695	3702.867	7.867

Note 1: The 2008 off-balance is because US1 Excess policy premium of $120,000 is not included in our Auto Liability workpapers.
Note 2: The 2009 off-balance consists of two items:
a) additional ceded premium of $246,235 due to audits by the reinsurers.
b) $120,000 of premium for US1 Excess policy which is not included in our Auto Liability workpapers.
$120,000	($246,235)	equals	$126,235